UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith (the “Annual Reports”).

Highland Funds II

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Annual Report

September 30, 2017

Highland Funds II

Highland Global Allocation Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Tax-Exempt Fund

Highland Fixed Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE (unaudited)

September 30, 2017

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each class of each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-877-665-1287 or visit the Fund’s website at www.highlandfunds.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The FTSE All-World Index is a market-capitalisation weighted index representing the performance of the large and mid cap stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalisation. The index covers Developed and Emerging markets and is suitable as the basis for investment products, such as funds, derivatives and exchange-traded funds.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately

1000 of the largest securities based on a combination of their market cap and current index membership. The

Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index. Indexes are unmanaged and unlike a mutual fund, does not take into account fees, charges and taxes. It is not possible to invest in an index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in presentation thereof.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Global Allocation Fund

Performance Overview

For the twelve months ended September 30, 2017, the Highland Global Allocation Fund (the “Fund”) returned 6.69% for Class A shares, 5.96% for Class C shares, and 7.01% for Class Y shares. The Fund’s Morningstar World Allocation peer group returned 10.48% while the S&P 500 index returned 18.61% and the FTSE All World index returned 19.31%.

Manager Discussion

While returns for most equity and debt markets steadily climbed, posting strong gains with low volatility, it was an entirely different story for the Fund. The Fund initially posted impressive returns after the US presidential election through mid-February (+15%) while the S&P returned +10% during the same period. However, from mid-February 2017 to fiscal year end the Fund was down 6% while the S&P returned +9% during the same period. Although the majority of the Fund’s major themes played out favorably, MLP’s were a major detractor during the second half of the year.

In accordance with our investment philosophy, we maintained larger position sizes in our highest conviction names and themes during the period. The Fund experienced meaningful outflows over the period, but portfolio turnover remained low as we maintained our level of conviction in our top themes believing that significant upside remained. The Fund’s largest investment themes made up over 75% of the portfolio and are indicative of our contrarian, deep value philosophy. Overall, the Fund experienced mixed performance from its top themes. The Fund also uses derivatives such as options, futures and foreign currency transactions to protect from and/or to take advantage of quantifiable systematic and issuer-related risks. These derivatives had a negative impact on performance during the period. Below is insight on the portfolio’s top themes during the year and how they impacted the Fund’s performance.

Vistra Energy (“VST”) (FKA “TXU”)

VST, which we consider to be the top electricity asset in Texas and the United States, ended the year as the largest single position in the Fund. For background, VST owns the largest power generation fleet in Texas (Luminant) and the second largest power retailer in the state (TXU Energy). In October 2016, the company emerged from bankruptcy (which resulted in the conversion of our 1st lien term loan into equity in the company). The following month, Texas Competitive Electric Holdings (TCEH), a special purpose entity formed for the purpose of issued debt securities in order to repay existing credit facilities, rebranded as VST.

In May 2017, Vistra Energy began trading on the NYSE under the ticker VST. From its listing date to fiscal year end, the stock has appreciated 23.37%. With its NYSE listing, VST became the fourth publicly traded independent power producer (IPP). However, the private equity takeover of Calpine Energy announced in August means there will soon only be three listed IPPs. Assuming the Calpine deal closes, the total IPP market cap will be $17 billion. At $8 billion, VST is poised to represent nearly half of the publicly traded IPP market. We believe this market share would put VST in a favorable situation. Additionally, we believe the company’s clean post-bankruptcy balance sheet makes it stand out in the IPP space, which has a reputation for being a highly levered group. Although we have seen strong performance and stock price appreciation during the last 12 months we continue to believe that our position is mispriced, and we maintain our belief in the long-term recovery of this position and company.

Energy MLPs

The last twelve months were a tale of two halves for the Fund’s largest investment theme. Within the first six months the Alerian MLP index was up 6.07%, but erased those returns as the index was down 9.21% the following six months. We believe the OPEC production agreement and the anticipated positive regulatory reform with the election of President Trump helped drive positive performance during the first six months. However, the rally began to lose steam as crude prices faltered in March and declined below the psychologically important $50 threshold. For many market observers this was (regrettably) reminiscent of how the MLP market behaved for much of the past two years with highly correlated performance, and investors buying/selling MLPs based on the crude price du jour.

Although MLP valuations improved in the latter half of the third quarter, we continue to believe that they remain too low on a risk-adjusted basis. We note that U.S. shale crude production is near all-time highs, and natural gas production continues to increase into a growing demand environment. We expect this to contribute to increased volumes for MLPs to process and transport, which helps supports current distribution levels. In addition, we have entered a period of exploration and production companies appearing to act more rationally in their growth plans and of rising confidence that there is actually an end in sight to the global crude supply glut. Nonetheless, MLP spreads (as calculated by the yield spread between the Alerian MLP (AMZ) Index and Baa Corporates) remains more than one standard deviation above their 5-year average. In a yield-starved investment world, one could argue that merely collecting the current distribution yield is highly attractive. However, we believe that MLPs offer a compelling total return opportunity, especially as equity issuance needs decrease and expansion projects are completed, supporting distribution growth in the future. Additionally, spreads decreasing to more normalized levels could provide substantial price

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Global Allocation Fund

appreciation, further enhancing the return opportunity beyond the current yield. While many investors watch the broader equity markets reach new highs with increasing trepidation, we continue to believe that MLPs offer an attractive and differentiated avenue for attractive investment returns.

Argentina

Since the start of the year, the Fund’s allocation to Argentinian sovereign securities has doubled from 5% to roughly 10%. We maintain our bullish view on the country, given President Macri and his administration’s “Cambiemos” coalition continuing to strive for comprehensive, impactful political and economic reforms. Looking ahead, the country’s October midterm elections will be important for the current administration’s ability to bring about change. We believe that President Macri’s “Cambiemos” coalition is well positioned heading into the election, which bodes well for the president’s reelection in 2019. It is our opinion that if reelected, this scenario may amplify the long-term potential for Argentina’s economy and markets with a longer runway for policy change. The Fund’s Argentine equity positions proved to be among the portfolio’s top positive performance contributors. Within these positions, financials (in particular Argentine banks) were among the leading performers. We believe financials will be among the biggest beneficiaries of continued reforms and economic trends like declining inflation. If the economy continues to move down the path of normalization, we believe that financials are well positioned to take advantage of the multi-year potential in lending growth, increasing credit penetration and overall industry expansion. As mentioned, we see value in Argentine banks that can capitalize on these trends. For example, Argentina’s level of consumer credit penetration — with consumer loans at only 5.7% of GDP — is one of the lowest in Latin America, while the country ranks second in GDP per capita in the region. We believe that we have selected banks which are well positioned to capture this credit growth trajectory based on both the acceleration to date and the potential growth prospects ahead.

Collateralized Loan Obligations (“CLOs”)

The Fund’s allocation to collateralized loan obligations (CLOs), one of the largest allocations in the Fund over the last year, was one of the top contributors to the Fund’s performance. While we have seen meaningful appreciation in most areas of our CLO portfolio, we believe there is additional upside return potential for the asset class while continuing to provide stable income for the Fund.

Terrestar

We believe wireless spectrum is an intriguing hard asset with rational and attractive supply/demand dynamics. There are close to 380 million wireless subscriptions in the U.S. with over 230 million of them related to data-hungry smartphones. By 2019, projections show that mobile data traffic, caused in no small part by smartphones, will have increased 7 times compared to 2014 volumes. As a result, it is our opinion that the U.S. will need over 50% more licensed broadband spectrum than what is currently out there to keep our wireless networks working smoothly. The Fund has been able to access this market through an investment in Terrestar, a privately held nationwide licensee of wireless spectrum. Terrestar is one of the Fund’s highest conviction, long-term investments and Terrestar ended the year as an 18% allocation within the portfolio. Our private equity and debt position was up approximately 0.50% during the year with very little volatility. We believe our long-term investment thesis of seeking to provide very limited downside with very large upside remains intact. We continue to see supply/demand dynamics pressured by technological and generational changes to data consumption. This makes, in our opinion, Terrestar a very attractive, unique long-term investment with an eventual strategic partnership or exit from the position over the next 2-5 years.

Conclusion

Given the Fund’s high conviction approach and focus on identifying undervalued investments, its objective is to seek long-term growth of capital and future income. Our continued rigorous risk management and understanding of these high conviction positions allows us to maintain the confidence and patience to potentially realize above average returns. Please note that this type of capital appreciation oriented investing often requires a longer term investment outlook. As such, investors should be comfortable taking a longer term view amid periods of short-term volatility. We continue to believe there is substantial upside potential in the Fund’s portfolio.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Global Allocation Fund

Highland Global Allocation Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	6.69%	0.56%	5.96%	4.98%	7.01%	n/a
Five Year	7.36%	6.11%	6.56%	6.56%	7.63%	n/a
Ten Year	3.92%	3.31%	3.15%	3.15%	4.19%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.45%, Class C: 2.20%, and Class Y: 1.20%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Premier Growth Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2017, the Highland Premier Growth Equity Fund (the “Fund”) returned 15.46% for Class A shares, 14.58% for Class C shares and 15.78% for Class Y shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 18.61% and 21.94%, respectively, and the Fund’s Morningstar peer group, the Large Growth Category, returned 19.75% over the same period.

Manager’s Discussion

The Fund’s top investment themes during the year were technology, consumer discretionary and financials. Technology and financials investments were the Fund’s top performance drivers during the year. Broadly, technology was the Fund’s second best performing sector with strong performance from Visa, Facebook, Apple and Google. Other top contributors for the year included S&P Global, Amazon and United Rentals. The Fund also uses derivatives such as options to protect from and/or to take advantage of market and issuer-related risks. These derivatives were a positive driver of performance during the period. Healthcare and energy were the Fund’s largest detractors by sector primarily driven by Minerva Neurosciences, Collegium Pharmaceutical and Schlumberger.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Premier Growth Equity Fund

Highland Premier Growth Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	15.46%	8.83%	14.58%	13.58%	15.78%	n/a
Five Year	13.41%	12.07%	12.56%	12.56%	13.70%	n/a
Ten Year	8.13%	7.49%	7.32%	7.32%	8.40%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.27%, Class C: 2.02%, and Class Y: 1.02%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund invests in mid-cap companies which may entail greater risks and less liquidity due to narrower product lines and more limited resources than larger companies. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Small-Cap Equity Fund

Performance Overview

For the twelve-month period ended September 30, 2017, the Highland Small Cap Equity Fund (the “Fund”) returned 14.53% for Class A shares, 13.73% for Class C shares and 14.89% for Class Y shares. The Fund’s benchmark, the Russell 2000® Index returned 20.74%, and the Fund’s Morningstar peer group, the Small Growth Category, returned 20.40% for the same period.

Manager’s Discussion

The Fund’s top investment themes during the year were healthcare, real estate and consumer discretionary. Healthcare and consumer discretionary investments were the Fund’s top performance drivers during the year. The overweight in healthcare exposure created gains in the Fund as there was a significant rebound in healthcare since the November lows. Names such as Portola Pharmaceuticals, Pacira Pharmaceuticals and Opiant Pharmaceuticals were a few of the top contributors within healthcare. The majority of outperformance from consumer discretionary came from the Fund’s positions in Weight Watchers and Oxford Industries. The Fund’s largest detractor was the energy investment bucket, specifically the MLP exposure. As a point of reference, the Alerian MLP index was down 3.70% over the same period. The Fund also uses derivatives such as options and futures to protect from and/or to take advantage of market and issuer-related risks. These derivatives had a negative impact on performance during the period.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Small-Cap Equity Fund

Highland Small-Cap Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	14.53%	7.94%	13.73%	12.73%	14.89%	n/a
Five Year	13.53%	12.18%	12.68%	12.68%	13.81%	n/a
Ten Year	7.78%	7.15%	6.97%	6.97%	8.06%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 2.00%, Class C: 2.76% and Class Y: 1.78%.

See Notes to Performance on page 1 for more information.

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The Fund invests in small-capitalization companies which may entail greater risks and less liquidity due to limited product lines and fewer resources than larger companies. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund also invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Total Return Fund

Performance Overview

For the twelve-month period ended September 30, 2017, the Highland Total Return Fund (the “Fund”) returned 11.89% for Class A shares, 11.05% for Class C shares and 12.15% for Class Y shares. The Fund’s benchmarks, the Barclays Capital US Aggregate Bond Index and the S&P 500 Index returned 0.07% and 18.61%, respectively, and the Fund’s Morningstar peer group, US Open End Allocation — 50% to 70% Equity Category, returned 10.52% over the same period.

Manager’s Discussion

Market conditions were buoyant in our reported fiscal year, and equity indices rose steadily throughout the fiscal year with very little volatility.

The performance drivers for the Fund during the period included PICO Holdings (where a portfolio manager of the Fund’s sub-adviser, First Foundation, serves on the board) as well as common stocks in the gaming and media industries, including Wynn Resorts, Live Nation Entertainment, Vivendi, and Alphabet. Conversely, our industry exposure to healthcare stocks, in particular, Teva Pharmaceuticals and Allergan, had a negative impact on performance.

At an asset allocation level, it is our opinion that while the general pricing in the market has lifted valuations, we have found it hard to find the type of defensible growth in the equity market that we believe drives business values and their equity prices. As a result of what we consider to be a narrower opportunity set, the Fund held fewer securities and has spent more of its invested capital in short term securities of what we believe to be strong credit quality issuers.

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Total Return Fund

Highland Total Return Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	11.89%	5.47%	11.05%	10.05%	12.15%	n/a
Five Year	7.42%	6.15%	6.61%	6.61%	7.67%	n/a
Ten Year	3.37%	2.76%	2.60%	2.60%	3.61%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.15%,Class C: 1.90% and Class Y: 0.90%.

See Notes to Performance on page 1 for more information.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund may also invest in small and mid-cap companies, derivatives and high yield debt (also known as junk bonds) which involves significant risks and losses may occur.

Mutual fund investing involves risk including the possible loss of principal.

10	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Tax-Exempt Fund

Performance Overview

For the twelve-month period ended September 30, 2017, the Highland Tax-Exempt Fund (the “Fund”) returned 0.67% for Class A shares, -0.08% for Class C shares and 0.88% for Class Y shares. The Fund’s benchmark, the Barclays Capital 10-year Municipal Bond Index, returned 0.77%, and the Fund’s Morningstar peer group, US Open End Muni National Intermediate Category, returned 0.45%, for the same period.

Manager’s Discussion

The Fund has been positioned for rising interest rates and has a duration of 5.03 years versus the Barclays Capital 10-year Municipal Bond Index duration of 5.97 years.

The Fund benefitted from the sale of shorter duration securities and the purchase of longer intermediate securities in December 2016 and January 2017 — a time when the municipal yield curve has steepened sharply. The yield curve has declined significantly since that period which contributed to the Fund’s outperformance to its benchmark and peer group.

Annual Report	11

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Tax-Exempt Fund

Highland Tax-Exempt Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	0.67%	-3.61%	-0.08%	-1.07%	0.88%	n/a
Five Year	1.95%	1.06%	1.19%	1.19%	2.20%	n/a
Ten Year	3.44%	2.99%	2.66%	2.66%	3.68%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 1.32%, Class C: 2.07% and Class Y: 1.07%.

A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The Fund invests in municipal securities which may be affected by adverse legislative or political changes of the municipality. The Fund’s income may be subject to certain state and local taxes and depending on an investor’s status, to the federal alternative minimum tax (AMT).

Mutual fund investing involves risk including the possible loss of principal.

12	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Fixed Income Fund

Performance Overview

For the twelve-month period ended September 30, 2017, the Highland Fixed Income Fund (the “Fund”) returned 2.06% for Class A shares, 1.23% for Class C shares and 2.31% for Class Y shares. The Fund’s benchmark, the Barclays Capital US Aggregate Bond Index returned 0.07%, and the Fund’s Morningstar peer group, the Intermediate Term Bond Category, returned 0.83% over the same period.

Manager’s Discussion

The Fund benefitted from the tightening of credit spreads — both investment grade and high yield throughout the course of the fiscal year, which contributed positively to the return on the Fund. Additionally, the Fund’s investments in closed end funds and taxable municipal bonds outperformed the broad market. Under-exposure to U.S. Treasury securities also contributed to outperformance of the benchmark. Sectors which detracted from performance were publicly traded REITS and the preferred stocks.

The Fund has been positioned for rising interest rates and has a duration of 3.01 years versus the Barclays Aggregate Index of 5.96 years.

The Fund continues to reduce the number of legacy holdings in the portfolio.

Annual Report	13

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Fixed Income Fund

Highland Fixed Income Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	2.06%	-2.28%	1.23%	0.23%	2.31%	n/a
Five Year	2.16%	1.27%	1.40%	1.40%	2.43%	n/a
Ten Year	3.84%	3.38%	3.05%	3.05%	4.08%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross expense ratio as reported in the Fund’s financial highlights was as follows: Class A: 0.93%, Class C: 1.68% and Class Y: 0.68%.

See Notes to Performance on page 1 for more information.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit risk, interest rate and prepayment risk. As interest rates rise, the value of bonds will decline and an investor can lose principal. The fund may invest in derivatives, high yield debt (also known as junk bonds) and mortgage backed securities which involve significant risks and losses may occur. The Fund may also invest in foreign and emerging market securities which include risks relating to social and political stability, market illiquidity and currency volatility.

Mutual fund investing involves risk including the possible loss of principal.

14	Annual Report

FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of September 30, 2017

$665.1 Million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2017 (%)(1)
U.S. Equity	57.8
U.S. Master Limited Partnerships	26.7
U.S. Senior Loans	17.1
U.S. Asset-Backed Securities	9.8
Non-U.S. Government Bonds	7.5
Non-U.S. Equity	8.2
U.S. Corporate Bonds & Notes	2.7
U.S. Registered Investment Companies	3.2
U.S. Purchased Call Options	2.1
Non-U.S. Senior Loans	1.7
U.S. Rights	1.3
Non-U.S. Investment Companies	0.5
U.S. Purchased Put Options	0.1
Non-U.S. Warrants	0.0 †
Corporate Bonds	(0.5)
Non-U.S. Corporate Bonds & Notes	(0.8)
Exchange-Traded Funds	(0.9)
Non-U.S. Equity	(2.7)
Common Stocks	(11.1)
Other Investments and Assets & Liabilities(2)	(22.7)

Top 10 Holdings as of 09/30/2017 (%)(1)(3)
Vistra Energy Corp. (U.S. Equity)	22.0
TerreStar Corporation (U.S. Equity)	14.6
TerreStar Corporation 11.00%, 02/27/20 (U.S. Senior Loans)	7.0
Argentine Republic Government International Bond 2.50%, 12/31/38 (Non-U.S. Government Bonds)	6.6
Independence Realty Trust, Inc. (U.S. Equity)	3.4
Enterprise Products Partners LP (U.S. Master Limited Partnerships)	2.9
MPLX LP (U.S. Master Limited Partnerships)	2.9
Williams Cos., Inc. (The) (U.S. Master Limited Partnerships)	2.9
Energy Transfer Equity LP (U.S. Master Limited Partnerships)	2.7
Fieldwood Energy LLC 8.46%, 09/30/20 (U.S. Senior Loans)	2.6

(1)	Asset classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $7,157,849.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

†	Less than 0.05%

Annual Report	15

FUND PROFILE (unaudited)

Highland Premier Growth Equity Fund

Objective

Highland Premier Growth Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2017

$156.1 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Premier Growth Equity Fund at the end of the reporting period. Highland Premier Growth Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2017 (%)(1)
Software & Services	20.6
Diversified Financials	11.0
Media	10.0
Registered Investment Companies	2.4
Retailing	8.0
Healthcare Equipment & Services	7.6
Technology Hardware & Equipment	7.1
Energy	6.4
Banks	6.2
Pharmaceuticals, Biotechnology & Life Sciences	5.4
Food, Beverage & Tobacco	4.0
Capital Goods	3.8
Real Estate	2.5
Utilities	2.4
Materials	1.9
Food & Staples Retailing	0.7
Other Investments and Assets & Liabilities(2)	0.0	†

Top 10 Holdings as of 09/30/2017 (%)(1)(3)
CIT Group, Inc. (Common Stocks)	6.2
Visa, Inc. (Common Stocks)	6.1
Amazon.com, Inc. (Common Stocks)	4.6
Comcast Corp. (Common Stocks)	4.5
S&P Global, Inc. (Common Stocks)	4.5
Patterson Cos., Inc. (Common Stocks)	4.5
C&J Energy Services, Inc. (Common Stocks)	4.3
Alphabet, Inc. (Common Stocks)	4.1
United Rentals, Inc. (Common Stocks)	3.8
Corning, Inc. (Common Stocks)	3.8

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $11,548,805.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

†	Less than 0.05%

16	Annual Report

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2017

$76.1 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 09/30/2017 (%)(1)
Pharmaceuticals, Biotechnology & Life Sciences	17.4
Real Estate	15.1
Healthcare Equipment & Services	11.7
Energy	11.0
Retailing	10.1
Software & Services	6.8
Chemicals	5.3
Utilities	3.7
Media	1.8
Food, Beverage & Tobacco	1.6
Other Assets and Liabilities	15.5

Top 10 Holdings as of 09/30/2017 (%)(1)
MPM Holdings, Inc. (Common Stocks)	5.3
Community Health Systems, Inc. (Common Stocks)	5.2
Jernigan Capital, Inc. (Common Stocks)	4.2
Independence Realty Trust, Inc. (Common Stocks)	3.8
Finish Line, Inc. (The) (Common Stocks)	3.4
Portola Pharmaceuticals, Inc. (Common Stocks)	3.4
Spirit Realty Capital, Inc. (Common Stocks)	2.6
Barnes & Noble, Inc. (Common Stocks)	2.3
Tractor Supply Co. (Common Stocks)	2.3
Vistra Energy Corp. (Common Stocks)	2.1

(1)	Industries and holdings are calculated as a percentage of total net assets.

Annual Report	17

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2017

$111.0 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2017 (%)(1)(2)
AAA	0.1
AA	5.8
A	31.3
BBB	44.1
BB	4.7
B	0.4
C	0.3
Not Rated	13.3

Sector Classifications as of 09/30/2017 (%)(1)
Common Stocks	46.8
Corporate Bonds & Notes	19.5
Other Investments and Assets & Liabilities	13.5
U.S. Treasury Bills	9.9
Registered Investment Companies	5.4
Agency Mortgage-Backed Securities	1.6
Preferred Stocks	1.4
U.S. Treasuries	1.3
Municipal Bonds & Notes	0.2
Foreign Corporate Bonds & Notes	0.2
Non-Agency Collateralized Mortgage-Backed Securities	0.2

Top 10 Holdings as of 09/30/2017 (%)(1)(2)
PICO Holdings, Inc. (Common Stocks)	8.8
Level 3 Communications, Inc. (Common Stocks)	4.3
Allergan PLC (Common Stocks)	3.8
U.S. Treasury Bill (U.S. Treasury Bills)	2.7
U.S. Treasury Bill (U.S. Treasury Bills)	2.7
Lions Gate Entertainment Corp. (Common Stocks)	2.5
British American Tobacco PLC (Common Stocks)	1.9
Entertainment One, Ltd. (Common Stocks)	1.9
U.S. Treasury Bill (U.S. Treasury Bills)	1.8
U.S. Treasury Bill (U.S. Treasury Bills)	1.8

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $4,778,007 and cash equivalent investments in the amount of $19,435,926.

18	Annual Report

FUND PROFILE (unaudited)

Highland Tax-Exempt Fund

Objective

Highland Tax-Exempt Fund seeks as high a level of income exempt from federal income taxation as is consistent with the preservation of capital.

Net Assets as of September 30, 2017

$13.8 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Tax-Exempt Fund at the end of the reporting period. Highland Tax-Exempt Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2017 (%)(1)(2)
AAA	6.5
AA	36.4
A	36.9
BBB	12.9
Not Rated	7.3

Sector Classifications as of 09/30/2017 (%)(1)
Municipal Bonds & Notes	95.4
Cash Equivalents	3.4
Other Investments and Assets & Liabilities	1.2

Top 10 Holdings as of 09/30/2017 (%)(1)(2)
Los Angeles County Public Works Financing Authority 5.00%, 12/01/27 (Municipal Bonds & Notes)	4.5
Regional Transportation District, CO 5.00%, 11/01/27 (Municipal Bonds & Notes)	4.2
Golden State Tobacco Securitization Corp. 5.00%, 06/01/29 (Municipal Bonds & Notes)	4.2
Great Lakes Water Authority Water Supply System 5.00%, 07/01/29 (Municipal Bonds & Notes)	4.2
Central Texas Turnpike System 5.00%, 08/15/31 (Municipal Bonds & Notes)	4.1
Carol Stream Park District, GO 5.00%, 01/01/32 (Municipal Bonds & Notes)	4.1
Alaska Housing Finance Corp. 5.00%, 12/01/27 (Municipal Bonds & Notes)	4.1
District of Columbia 5.00%, 04/01/30 (Municipal Bonds & Notes)	4.1
Town of Fairfield, CT, GO 5.00%, 01/01/21 (Municipal Bonds & Notes)	4.1
Pennsylvania Turnpike Commission 5.00%, 12/01/32 (Municipal Bonds & Notes)	4.0

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change. A portion of the Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(2)	Excludes the Fund’s cash equivalent investments.

(3)	Includes the Fund’s cash equivalent investments in the amount of $470,421.

Annual Report	19

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2017

$140.4 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 09/30/2017 (%)(1)
AAA	2.1
AA	14.5
A	10.9
BBB	38.2
BB	5.7
B	0.9
CCC	0.8
CC	0.0	†
Not Rated	26.9

Sector Classifications as of 09/30/2017 (%)(1)
Corporate Bonds & Notes	38.7
Agency Mortgage-Backed Securities	11.2
Municipal Bonds & Notes	10.0
Registered Investment Companies	8.2
U.S. Government Agencies	6.1
Foreign Corporate Bonds & Notes	5.3
Asset-Backed Securities	5.2
Other Investments and Assets & Liabilities(3)	5.1
U.S. Treasuries	3.2
Preferred Stocks	2.5
Common Stocks	1.9
Non-Agency Collateralized Mortgage-Backed Securities	1.8
Sovereign Bonds	0.7
Agency Collateralized Mortgage Obligations	0.1

Top 10 Holdings as of 09/30/2017 (%)(1)(2)
Federal Home Loan Bank 1.00%, 10/28/22 (U.S. Government Agencies)	1.5
Federal National Mortgage Assoc. 1.38%, 10/29/20 (U.S. Government Agencies)	1.4
Federal National Mortgage Assoc. 4.50%, 09/01/40 (Agency Mortgage-Backed Securities)	1.3
Federal National Mortgage Assoc. 3.00%, 06/01/43 (Agency Mortgage-Backed Securities)	1.2
Government National Mortgage Assoc. 3.50%, 05/20/43 (Agency Mortgage-Backed Securities)	1.1
Federal National Mortgage Assoc. 3.00%, 05/01/43 (Agency Mortgage-Backed Securities)	1.1
Indiana Development Finance Authority 1.10%, 12/01/38 (Municipal Bonds & Notes)	1.1
Federal National Mortgage Assoc. 1.00%, 06/30/21 (U.S. Government Agencies)	1.1
U.S. Treasury Notes 0.75%, 09/30/18 (U.S. Treasuries)	1.1
U.S. Treasury Notes 1.00%, 10/15/19 (U.S. Treasuries)	1.1

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(3)	Includes the Fund’s investments of cash collateral received in connection with securities lending in the amount of $3,083,765 and cash equivalent investments in the amount of $9,830,603

†	Less than 0.05%

20	Annual Report

FINANCIAL STATEMENTS

September 30, 2017

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	21

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 17.1%

CHEMICALS (b) - 0.2%
1,102,216	Vertellus Holdings LLC Second Lien Term Loan, 1-month LIBOR + 12.000%, 10/31/2021	1,036,854

ENERGY (f) - 4.3%
8,978,625	Azure Midstream Energy LLC Term Loan B, 3-month LIBOR + 6.500%, 11/15/2018	8,351,917
3,000,000	Chief Exploration & Development LLC Second Lien Term Loan, 3-month LIBOR + 6.500%, 05/16/2021 (s)	2,942,820
24,743,431	Fieldwood Energy LLC First Lien Last Out Term Loan, 3-month LIBOR + 7.125%, 09/30/2020 (s)	17,320,402

		28,615,139

FINANCIAL - 0.4%
2,784,979	Walter Investment Management Corp. Term Loan, 3-month LIBOR + 3.750%, 12/18/2020	2,563,170

MANUFACTURING - 0.5%
2,000,000	VC GB Holdings, Inc. Second Lien Term Loan, 3-month LIBOR + 8.000%, 02/28/2025	2,005,000
1,481,481	WireCo WorldGroup, Inc. 3-month LIBOR + 9.000%, 09/30/2024	1,493,985

		3,498,985

MEDIA & TELECOMMUNICATIONS - 0.2%
1,928,571	iHeartCommunications, Inc. Tranche D Term Loan, 1-month LIBOR + 6.750%, 01/30/2019	1,497,555

RETAIL - 1.3%
5,728,984	Academy, Ltd. Term Loan B, 3-month LIBOR + 4.000%, 07/01/2022 (s)	3,912,037
7,419,025	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (c)	4,476,120

		8,388,157

SERVICE - 0.3%
2,500,000	Advantage Sales & Marketing, Inc. Second Lien Term Loan, 3-month LIBOR + 6.500%, 07/25/2022	2,264,375

TELECOMMUNICATIONS - 9.6%
	Avaya, Inc.
4,676,129	Term Loan, 3-month LIBOR + 7.500%, 01/24/2018	4,727,894
14,274,583	Term Loan B-7, (c)(s)	12,124,474
46,780,973	TerreStar Corporation Term Loan A, PIK 11.000%, 02/27/2020 (b)(d)	46,640,630

		63,492,998

Principal Amount ($)		Value ($)

UTILITIES - 0.3%
927,721	Granite Acquisition, Inc. Second Lien Term Loan B, 3-month LIBOR + 7.250% 12/19/2022	931,200
471,039,553	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan (e)	1,177,599

		2,108,799

	Total U.S. Senior Loans (Cost $130,683,432)	113,466,032

Non-U.S. Senior Loans (a)(f) - 1.7%

HEALTHCARE (b) - 0.7%
5,053,654	HLS Therapeutics, Inc. Term Loan, 3-month LIBOR + 9.000% 08/03/2021	5,038,493

INFORMATION TECHNOLOGY - 0.9%
6,999,417	Evergreen Skills Lux S.a.r.l. Second Lien Term Loan, 3-month LIBOR + 8.250% 04/28/2022	5,759,960

MANUFACTURING - 0.1%
360,073	Doncasters U.S. Finance LLC Second Lien Term Loan, 3-month LIBOR + 8.250% 10/09/2020	341,709

	Total Non-U.S. Senior Loans (Cost $12,078,832)	11,140,162

U.S. Corporate Bonds & Notes - 2.7%

AUTOMOBILES & COMPONENTS (c) - 0.0%
75,000,000	DPH Holdings Corp.	—
25,000,000	DPH Holdings Corp.	—
30,000,000	DPH Holdings Corp.	—

		—

BROADCASTING (j) - 0.3%
16,054,749	iHeartCommunications, Inc., PIK 2.000% + Cash 12.000%, 02/01/2021	2,327,938

CHEMICALS (k) - 0.8%
5,396,500	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	5,221,114

ENERGY (f)(g) - 0.4%
37,083,000	Ocean Rig UDW, Inc. (c)(k)	2,558,727
290	Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/2021	251

		2,558,978

RETAIL (g)(j) - 0.8%
10,000,000	Neiman Marcus Group, Ltd. LLC 8.00%, 10/15/2021	5,250,000

TELECOMMUNICATION SERVICES (c)(g) - 0.1%
9,500,000	Avaya, Inc.	427,500

22	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Corporate Bonds & Notes (continued)

UTILITIES - 0.3%
1,664,000	Dynegy, Inc. 8.00%, 01/15/2025 (g)(k)	1,730,560
75,094,000	Texas Competitive Electric Holdings Co., LLC (e)	262,829
9,346,000	Texas Competitive Electric Holdings Co., LLC (e)	32,711
25,000,000	Texas Competitive Electric Holdings Co., LLC (e)	137,500
51,140,000	Texas Competitive Electric Holdings Co., LLC (e)	178,990
3,000,000	Texas Competitive Electric Holdings Co., LLC (e)	18,750

		2,361,340

	Total U.S. Corporate Bonds & Notes (Cost $62,529,002)	18,146,870

Non-U.S. Government Bonds (f) - 7.5%
	Argentine Republic Government International Bond
62,500,000	2.50%, 12/31/2038 (k)(l)	44,218,750
148	8.28%, 12/31/2033	172
2,103,057	Argentine Republic Government International Bond 6.431%, 12/31/2033	2,381,712
40,000,000	Provincia de Buenos Aires 25.393%, 05/31/2022 (i)	2,381,460
1,000,000	Provincia de la Rioja 9.750%, 02/24/2025	1,062,010

	Total Non-U.S. Government Bonds (Cost $35,769,525)	50,044,104

Shares

U.S. Equity - 57.8%

AUTOMOBILES & COMPONENTS (j)(m) - 0.0%
400	Tesla, Inc.	136,440

BANKS - 0.1%
3,000	Citizens Financial Group, Inc.	113,610
2,000	Comerica, Inc.	152,520
8,000	KeyCorp	150,560
7,500	Umpqua Holdings Corp.	146,325
343,751	Walter Investment Management Corp. (j)(m)	203,501

		766,516

CAPITAL GOODS - 0.2%
35,000	BMC Stock Holdings, Inc. (k)(m)	747,250
1,500	Graco, Inc.	185,535
2,500	Granite Construction, Inc. (j)	144,875
1,000	Raytheon Co.	186,580

		1,264,240

CHEMICALS (m) - 1.9%
730,484	MPM Holdings, Inc. (k)	11,687,744
881,773	Vertellus Specialties, Inc. (b)	1,225,664

		12,913,408

Shares		Value ($)

COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
1,500	Exponent, Inc.	110,850

CONSUMER SERVICES - 2.7%
10,000	Aramark	406,100
965,048	K12, Inc. (k)(m)	17,216,456
2,500	Marriott International, Inc., Class A	275,650

		17,898,206

DIVERSIFIED FINANCIALS - 0.3%
3,000	CME Group, Inc.	407,040
3,500	S&P Global, Inc.	547,085
6,500	State Street Corp.	621,010
3,500	T Rowe Price Group, Inc.	317,275

		1,892,410

ENERGY (f) - 0.3%
19,671	Arch Coal, Inc., Class A (k)	1,411,198
3,000	Chevron Corp.	352,500
50,000	Clean Energy Fuels Corp. (j)(m)	124,000
4,000	EQT Corp.	260,960

		2,148,658

FOOD & STAPLES RETAILING - 0.0%
2,000	CVS Health Corp.	162,640

FOOD, BEVERAGE & TOBACCO - 0.1%
7,500	Coca-Cola Co. (The)	337,575
2,000	Hershey Co. (The)	218,340

		555,915

HEALTHCARE EQUIPMENT & SERVICES - 2.9%
61,625	Brookdale Senior Living, Inc. (k)(m)	653,225
4,000	Cerner Corp. (m)	285,280
444,750	Patterson Cos., Inc. (k)	17,189,587
176,509	Quorum Health Corp. (k)(m)	914,317

		19,042,409

INSURANCE (k) - 0.1%
11,110	FNF Group	527,281

MATERIALS - 0.1%
1,000	Air Products & Chemicals, Inc.	151,220
15,000	Freeport-McMoRan Copper & Gold, Inc. (m)	210,600

		361,820

MEDIA (k)(m) - 0.6%
196,250	Cumulus Media, Inc., Class A	62,800
77,945	Loral Space & Communications, Inc.	3,858,277

		3,921,077

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
3,000	Bio-Techne Corp.	362,670
500	Biogen, Inc. (m)	156,560
280,000	Collegium Pharmaceutical, Inc. (k)(m)	2,937,200
287,231	Heron Therapeutics, Inc. (j)(k)(m)	4,638,781
363,906	Minerva Neurosciences, Inc. (k)(m)	2,765,685
15,000	Ultragenyx Pharmaceutical, Inc. (k)(m)	798,900

		11,659,796

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity (continued)

REAL ESTATE - 3.9%
2,191,736	Independence Realty Trust, Inc., REIT (k)	22,289,955
101,918	Jernigan Capital, Inc., REIT (k)	2,094,415
820	MGM Growth Properties LLC, REIT	24,772
2,219,361	RAIT Financial Trust, REIT (k)	1,620,134

		26,029,276

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
3,000	Analog Devices, Inc.	258,510

SOFTWARE & SERVICES - 3.6%
500	Alphabet, Inc., Class A (m)	486,860
53,350	Fortinet, Inc. (k)(m)	1,912,064
4,000	Leidos Holdings, Inc.	236,880
100,000	Oracle Corp.	4,835,000
6,000	Symantec Corp.	196,860
952,048	Twitter, Inc. (k)(m)	16,061,050

		23,728,714

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
7,500	Xerox Corp.	249,675

TELECOMMUNICATION SERVICES (b)(d)(m)(n) - 14.6%
306,550	TerreStar Corporation	96,811,555

TRANSPORTATION (k) - 2.3%
326,200	American Airlines Group, Inc.	15,491,238

UTILITIES - 22.3%
5,000	American Water Works Co., Inc.	404,550
43,875	NRG Energy, Inc. (k)	1,122,761
5,000	Ormat Technologies, Inc.	305,250
7,851,543	Vistra Energy Corp. (k)	146,745,339

		148,577,900

	Total U.S. Equity (Cost $497,674,605)	384,508,534

Non-U.S. Equity (f) - 8.2%

BANKS - 2.4%
100,000	Banco del Bajio SA (g)(m)	192,409
30,730	Banco Macro SA ADR (k)	3,606,165
59,740	BBVA Banco Frances SA ADR (k)	1,218,099
53,334	Grupo Financiero Galicia SA ADR	2,748,834
337,577	Grupo Supervielle SA ADR (k)	8,334,776

		16,100,283

CAPITAL GOODS - 0.6%
30,000	Siemens AG	4,227,545

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
75,000	GL Events	2,487,052
123,000	Recruit Holdings Co., Ltd.	2,662,915

		5,149,967

CONSUMER DURABLES & APPAREL - 0.4%
170,000	Haseko Corp.	2,265,358

Shares		Value ($)

ENERGY (m) - 0.4%
720	Ocean Rig UDW, Inc. (j)	17,108
137,980	Transportadora de Gas del Sur SA, Class B ADR (k)	2,802,374

		2,819,482

FOOD, BEVERAGE & TOBACCO (k)(m) - 0.4%
219,642	Adecoagro SA	2,372,134

HEALTHCARE EQUIPMENT & SERVICES (b)(m) - 0.3%
275,000	HLS Therapeutics, Inc.	2,178,000

MATERIALS (k) - 0.2%
48,300	Ternium SA ADR	1,493,919

MEDIA - 0.5%
131,733	Cablevision Holdings Spon GDR (m)	3,103,682
38,933	Grupo Clarin SA, Class B GDR	218,025

		3,321,707

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (m) - 0.0%
5,000	Idorsia, Ltd.	89,396

REAL ESTATE (k)(m) - 0.2%
53,445	IRSA Inversiones y Representaciones SA ADR	1,312,075

RETAILING (m) - 0.0%
1,000	Despegar.com Corp.	32,000
10,000	Netshoes Cayman, Ltd. (k)	131,500

		163,500

SOFTWARE & SERVICES - 1.0%
25,000	Dassault Systemes SE	2,529,611
16,069	MercadoLibre, Inc. (k)	4,160,746

		6,690,357

UTILITIES - 1.0%
500,000	Central Puerto SA	878,077
35,000	Empresa Distribuidora Y Comercializadora Norte ADR (k)(m)	1,391,250
56,500	Pampa Energia SA ADR (k)(m)	3,678,150
25,000	Voltalia SA (m)	332,198

		6,279,675

	Total Non-U.S. Equity (Cost $102,368,060)	54,463,398

U.S. Rights - 1.3%

UTILITIES (m) - 1.3%
7,905,143	Texas Competitive Electric Holdings Co., LLC	8,893,286

	Total U.S. Rights (Cost $22,846,517)	8,893,286

24	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

Shares		Value ($)

Non-U.S. Warrants - 0.0%

HEALTHCARE (b)(f)(m) - 0.0%
40,994	HLS Therapeutics, Inc. expires 08/20/2020	99,206

	Total Non-U.S. Warrants (Cost $—)	99,206

U.S. Purchased Call Options (o) - 2.1%
	Total U.S. Purchased Call Options (Cost $20,896,698)	13,900,563

U.S. Purchased Put Options (o) - 0.1%
	Total U.S. Purchased Put Options (Cost $398,968)	428,563

U.S. registered Investment Companies - 3.2%
657,039	Highland Merger Arbitrage Fund (d)	14,034,358
664	NexPoint Credit Strategies Fund (d)	15,305
7,157,849	State Street Navigator Prime Securities Lending Portfolio (p)	7,157,849

	Total U.S. Registered Investment Companies (Cost $20,447,372)	21,207,512

Non-U.S. Investment Companies (b)(d)(f) - 0.5%
10,000	BB Votorantim Highland Infrastructure LLC	3,491,987

	Total Non-U.S. Investment Companies (Cost $4,571,783)	3,491,987

U.S. Master Limited Partnerships (f) - 26.7%

ENERGY - 26.7%
839,800	Boardwalk Pipeline Partners LP (k)	12,345,060
1,048,990	Energy Transfer Equity LP (k)	18,231,446
788,475	Energy Transfer Partners LP (k)	14,421,208
752,575	Enterprise Products Partners LP (k)	19,619,630
4,203,447	Highland Energy MLP Fund (d)	16,771,754
549,614	MPLX LP (k)	19,241,986
30,000	NextDecade Corp. (k)(m)	302,700
635,594	Plains GP Holdings LP, Class A (k)	13,900,441
360,375	SemGroup Corp., Class A (k)	10,360,781
82,233	Shell Midstream Partners LP (k)	2,289,367
347,976	Targa Resources Corp. (k)	16,459,265
262,500	Western Gas Equity Partners LP (k)	10,809,750
640,164	Williams Cos., Inc. (The) (k)	19,211,322
94,350	Williams Partners LP (k)	3,670,215

		177,634,925

	Total U.S. Master Limited Partnerships (Cost $250,976,021)	177,634,925

Principal Amount ($)

U.S. Asset-Backed Securities (g) - 9.8%
2,500,000	Acis CLO, Ltd. (h)(i) Series 2014-4A, Class E, 3M USD LIBOR + 4.800, 05/01/2026	2,350,000

Principal Amount ($)		Value ($)
4,000,000	Series 2015-6A, Class D, 3M USD LIBOR + 3.770%, 05/01/2027	3,995,000
4,000,000	Series 2014-4A, Class F, 3M USD LIBOR + 5.150%, 05/01/2026 (h)(i)	3,280,000
4,250,000	Series 2014-4A, Class D, 3M USD LIBOR + 3.100%, 05/01/2026 (h)(i)	4,167,656
3,000,000	Series 2014-5A, Class D, 3M USD LIBOR + 4.340%, 11/01/2026 (h)(i)	3,000,300
4,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, 02/01/2026 (h)(i)	3,755,600
3,500,000	Series 2014-5A, Class E1, 3M USD LIBOR + 6.520%, 11/01/2026 (h)(i)	3,438,750
6,000,000	Series 2014-3A, Class D, 3M USD LIBOR + 3.120%, 02/01/2026 (h)(i)	5,847,300
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F, 3M USD LIBOR + 5.600%, 10/17/2026 (i)	936,570
1,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class F, 3M USD LIBOR + 6.500%, 01/15/2027 (i)	1,305,000
2,000,000	Series 2014-1A, Class E, 3M USD LIBOR + 5.700%, 01/15/2027 (i)	1,970,000
2,000,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class F, 3M USD LIBOR + 5.850%, 01/16/2026 (i)	1,740,000
4,000,000	Grayson CLO, Ltd. Series 2006-1A, Class C, 3M USD LIBOR + 1.550%, 11/01/2021 (h)(i)	3,912,040
960,914	Highland Park CDO, Ltd. Series 2006-1A, Class A2, 3M LIBOR + 0.400%, 11/25/2051 (h)(i)	912,869
2,000,000	KVK CLO, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.750%, 05/20/2027 (i)	1,900,000
1,500,000	Magnetite XIV, Ltd. Series 2015-14A, Class F, 3M USD LIBOR + 6.500%, 07/18/2028 (i)	1,402,500
1,500,000	Mountain Hawk II CLO, Ltd. Series 2013-2A, Class E, 3M USD LIBOR + 4.800%, 07/22/2024 (i)	1,258,050
1,000,000	Series 2013-2A, Class D, 3M USD LIBOR + 3.150%, 07/22/2024 (i)	932,500
5,000,000	Octagon Investment Partners XX, Ltd. Series 2014-1A, Class E, 3M USD LIBOR + 5.250%, 08/12/2026 (i)	4,900,000

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

Principal Amount ($)		Value ($)

U.S. Asset-Backed Securities (continued)
466,370	Pamco Cayman, Ltd. Series 1997-1A, Class B (c)(h)	240,647
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F, 3M USD LIBOR + 5.200%, 10/15/2026 (i)	1,395,000
1,000,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E, 3M USD LIBOR + 5.500%, 07/24/2024 (i)	925,000
11,203,030	Westchester CLO, Ltd. Series 2007-1A, Class E, 3M USD LIBOR + 4.300%, 08/01/2022 (h)(i)	10,948,870
700,000	Zais CLO, Ltd. Series 2014-2A, Class E, 3M USD LIBOR + 6.500%, 07/25/2026 (i)	665,559

	Total U.S. Asset-Backed Securities (Cost $62,637,329)	65,179,211

Total Investments - 138.7%		922,604,353

(Cost $1,223,878,144)

Securities Sold Short (q) - (16.0)%

COMMON STOCKS - (11.1)%
(490,150)	Boston Scientific Corp. (r)	(14,297,675)
(46,250)	General Motors Co.	(1,867,575)
(103,750)	Netflix, Inc. (r)	(18,815,063)
(80,000)	Nintendo Co., Ltd. ADR	(3,676,000)
(137,000)	Stryker Corp.	(19,456,740)
(400,000)	Zillow Group, Inc., Class C (r)	(16,084,000)

	Total Common Stocks (Cost $45,614,965)	(74,197,053)

Non-U.S. Equity (f) - (2.7)%

AUTOMOBILES & COMPONENTS – (0.9)%
(15,850)	Autoliv, Inc.	(1,959,060)
(200,000)	Fiat Chrysler Automobiles NV (r)	(3,582,000)

		(5,541,060)

ENERGY – (0.4)%
(66,250)	Cheniere Energy, Inc. (r)	(2,983,900)

HEALTHCARE EQUIPMENT & SERVICES – (1.4)%
(80,000)	Zimmer Holdings, Inc.	(9,367,200)

	Total Non-U.S. Equity (Cost $12,687,749)	(17,892,160)

Non-U.S. Corporate Bonds & Notes (f) - (0.8)%

SOFTWARE & SERVICES – (0.8)%
(5,000,000)	Alibaba Group Holding, Ltd. 4.500%	(5,526,010)

	Total Non-U.S. Corporate Bonds & Notes (Cost $4,712,980)	(5,526,010)

Principal Amount ($)		Value ($)

Exchange-Traded Funds (r) - (0.9)%
(103,650)	Direxion Daily Financial Bull 3X Shares ETF	(5,801,290)

	Total Exchange-Traded Funds (Cost $2,442,863)	(5,801,290)

Corporate Bonds - (0.5)%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – (0.5)%
(3,000,000)	NVIDIA Corp. 3.200%	(2,990,167)

	Total Corporate Bonds (Cost $2,977,200)	(2,990,167)

	Total Securities Sold Short (Proceeds $68,435,757)	(106,406,680)

Other Assets & Liabilities, Net - (22.7)%		(151,107,694)

Net Assets - 100.0%		665,089,979

The Fund had the following futures contracts, for which $10,441,520 was pledged as collateral, open at September 30, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
CBOE Volatility Index Future	October 2017	200	$2,335,000	$(720,192)

Short Futures:
30 Day Federal Funds	September 2017	3,000	1,235,661,345	(133,320)
30 Day Federal Funds	October 2017	4,938	2,033,898,574	(483,226)
30 Day Federal Funds	November 2017	62	25,535,709	(172)
Russell 2000 Mini Index	December 2017	1,070	79,870,150	(3,559,686)

				(4,176,404)

				$(4,896,596)

26	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

Purchased options contracts outstanding as of September 30, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
American Airlines Group, Inc.	$42.00		January 2018	15,000	$1,500,000	$15,784,361	$10,350,000
BP CURR 2PM OP	$137.00		December 2017	150	93,750	141,833	81,563
CBOE SPX Volatility Index	$14.00		October 2017	2,000	200,000	376,282	106,000
CBOE SPX Volatility Index	$14.00		November 2017	10,000	1,000,000	1,442,915	1,270,000
CBOE SPX Volatility Index	$16.00		November 2017	17,000	1,700,000	2,567,956	1,615,000
CBOE SPX Volatility Index	$18.00		December 2017	2,500	250,000	395,729	275,000
PowerShares DB U.S. Dollar Index	$25.00		November 2017	5,000	500,000	36,458	35,000
SPDR S&P 500 ETF Trust	$256.00		October 2017	2,000	200,000	36,583	34,000
SPDR S&P 500 ETF Trust	$257.00		November 2017	2,000	200,000	114,583	134,000

						20,896,700	13,900,563

PURCHASED PUT OPTIONS:
BP CURR 2PM OP	$131.00		December 2017	150	93,750	73,395	64,688
iShares 20+ Year Treasury Bond ETF	$123.00		November 2017	3,000	300,000	273,875	357,000
JPN YEN 2PM OP	$87.50		October 2017	100	125,000	10,241	1,875
PowerShares DB U.S. Dollar Index	$23.00		November 2017	5,000	500,000	41,458	5,000

						398,969	428,563

Total Purchased Options Contracts						$21,295,669	$14,329,126

Written options contracts outstanding as of September 30, 2017 were as follows:

Description	Exercise Price	Exchange	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
CBOE SPX Volatility Index	$25.00	CBOE	January 2018	2,500	$6,250,000	$199,271	$(200,000)
CBOE SPX Volatility Index	$24.00	CBOE	November 2017	10,000	24,000,000	407,435	(350,000)
CBOE SPX Volatility Index	$25.00	CBOE	November 2017	17,000	42,500,000	1,059,045	(561,000)

						1,665,751	(1,111,000)

WRITTEN PUT OPTIONS:
SPDR S&P 500 ETF Trust	$227.50		October 2017	2,000	45,500,000	51,416	(26,000)
SPDR S&P 500 ETF Trust	$225.00		October 2017	2,000	45,000,000	39,416	(14,000)

						90,832	(40,000)

Total Written Options Contracts						$1,756,583	$(1,151,000)

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $156,522,389, or 23.5% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017. See Note 2.
(c)	The issuer is in default of its payment obligation.
(d)	Affiliated issuer. Assets with a total aggregate market value of $177,765,589, or 26.7% of net assets, were affiliated with the Fund as of September 30, 2017.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Global Allocation Fund

(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $75,338,659 or 11.3% of net assets.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.24% and 3 months equal to 1.33%.
(j)	Securities (or a portion of securities) on loan. As of September 30, 2017, the market value of securities loaned was $6,993,859. The loaned securities were secured with cash and securities collateral of $7,410,952. Collateral is calculated based on prior day’s prices. See Note 4.
(k)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $502,090,852.
(l)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2017 and will reset at a future date.
(m)	Non-income producing security.
(n)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$87,291,270	$96,811,555	14.6%

(o)	Options are shown at market value.
(p)	Represents investments of cash collateral received in connection with securities lending.
(q)	As of September 30, 2017, $41,899,440 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(r)	No dividend payable on security sold short.
(s)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$3,866,754	$3,866,754
Corporate Bonds & Notes	$3,291,095	$3,291,095

Total Borrowings	$7,157,849	$7,157,849

Gross amount of recognized liabilities for securities lending transactions		$7,157,849

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

28	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Premier Growth Equity Fund

Shares		Value ($)

Common Stocks - 95.0%

BANKS - 6.2%
197,000	CIT Group, Inc.	9,662,850

CAPITAL GOODS (a) - 3.8%
42,500	United Rentals, Inc.	5,896,450

DIVERSIFIED FINANCIALS - 11.0%
37,000	Charles Schwab Corp.	1,618,380
40,000	CME Group, Inc.	5,427,200
45,000	S&P Global, Inc. (g)	7,033,950
33,000	State Street Corp.	3,152,820

		17,232,350

ENERGY – 5.4%
226,000	C&J Energy Services, Inc. (a)	6,773,220
45,000	Continental Resources, Inc. (a)(b)	1,737,450

		8,510,670

FOOD & STAPLES RETAILING - 0.7%
6,500	Costco Wholesale Corp.	1,067,885

FOOD, BEVERAGE & TOBACCO - 4.0%
70,000	Hain Celestial Group, Inc. (a)	2,880,500
30,000	PepsiCo, Inc.	3,342,900

		6,223,400

HEALTHCARE EQUIPMENT & SERVICES - 7.6%
13,000	Cooper Cos., Inc. (g)	3,082,430
180,000	Patterson Cos., Inc. (b)	6,957,000
340,578	Quorum Health Corp. (a)	1,764,194

		11,803,624

MATERIALS - 1.9%
25,000	Monsanto Co.	2,995,500

MEDIA - 10.0%
184,470	Comcast Corp., Class A	7,098,405
46,000	Liberty Global PLC, Series C (a)(g)	1,504,200
170,000	Sinclair Broadcast Group, Inc., Class A	5,448,500
275,000	Sirius XM Holdings, Inc. (b)	1,518,000

		15,569,105

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (a) - 5.4%
252,000	Collegium Pharmaceutical, Inc. (b)	2,643,480
537,923	Minerva Neurosciences, Inc.	4,088,215
19,000	Spark Therapeutics, Inc. (b)	1,694,040

		8,425,735

REAL ESTATE - 2.5%
17,500	American Tower Corp., REIT	2,391,900
153,000	Independence Realty Trust, Inc., REIT	1,556,010
180	MGM Growth Properties LLC, REIT, Class A	5,438

		3,953,348

RETAILING - 8.0%
7,500	Amazon.com, Inc. (a)	7,210,125
66,400	Lowe’s Cos., Inc. (g)	5,308,016

		12,518,141

Shares		Value ($)

SOFTWARE & SERVICES - 19.0%
6,700	Alphabet, Inc., Class C (a)	6,426,037
9,000	Facebook, Inc., Class A (a)	1,537,830
149,500	Fortinet, Inc. (a)	5,358,080
36,000	Intuit, Inc. (g)	5,117,040
95,010	Twitter, Inc. (a)	1,602,819
91,000	Visa, Inc., Class A (b)	9,576,840

		29,618,646

TECHNOLOGY HARDWARE & EQUIPMENT - 7.1%
33,500	Apple, Inc.	5,163,020
196,000	Corning, Inc.	5,864,320

		11,027,340

UTILITIES - 2.4%
200,000	Vistra Energy Corp.	3,738,000

	Total Common Stocks (Cost $113,418,872)	148,243,044

Preferred Stocks - 1.6%

SOFTWARE & SERVICES (a)(c)(d) - 1.6%
434,783	AMINO, Inc., Series C	2,582,611

	Total Preferred Stocks (Cost $2,500,002)	2,582,611

Master Limited Partnerships - 1.0%

ENERGY - 1.0%
44,500	Energy Transfer Equity LP	773,410
17,000	Targa Resources Corp.	804,100

	Total Master Limited Partnerships (Cost $1,513,033)	1,577,510

Registered Investment Companies – 9.8%
176,920	Highland Merger Arbitrage Fund (e)	3,779,008
664	NexPoint Credit Strategies Fund (e)	15,305
11,548,805	State Street Navigator Prime Securities Lending Portfolio (f)	11,548,805

	Total Registered Investment Companies (Cost $15,137,108)	15,343,118

Total Investments - 107.4%		167,746,283

(Cost $132,569,015)
Other Assets & Liabilities, Net - (7.4)%		(11,623,710)

Net Assets - 100.0%		156,122,573

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of September 30, 2017, the market value of securities loaned was $23,089,084. The loaned securities were secured with cash and securities collateral of $23,569,986. Collateral is calculated based on prior day’s prices. See Note 4.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $2,582,611, or 1.7% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017. See Note 2.

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	29

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Premier Growth Equity Fund

(d)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stocks	11/18/2016	$2,500,002	$2,582,611	1.6%

(e)	Affiliated issuer. Assets with a total aggregate market value of $3,794,313, or 2.4% of net assets, were affiliated with the Fund as of September 30, 2017.
(f)	Represents investments of cash collateral received in connection with securities lending.
(g)	All or part of this security is pledged as collateral. The market value of the securities pledged as collateral was $9,098,973.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$11,548,805	$11,548,805

Total Borrowings	$11,548,805	$11,548,805

Gross amount of recognized liabilities for securities lending transactions		$11,548,805

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

30	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 87.1%

AUTOMOBILES & COMPONENTS (a)(b) - 0.4%
8,200	Gentherm, Inc.	304,630

BANKS (b) - 1.5%
3,094	Canadian Imperial Bank of Commerce	270,787
2,430	IBERIABANK Corp.	199,624
200,000	Ocwen Financial Corp. (a)	688,000

		1,158,411

CAPITAL GOODS (b) - 1.0%
28,100	Luxfer Holdings PLC ADR	349,845
2,475	Teledyne Technologies, Inc. (a)	393,970

		743,815

CHEMICALS (a)(b) - 5.3%
250,000	MPM Holdings, Inc.	4,000,000

COMMERCIAL & PROFESSIONAL SERVICES (b) - 0.8%
20,000	Resources Connection, Inc.	278,000
14,600	West Corp.	342,662

		620,662

CONSUMER DURABLES & APPAREL (b) - 0.7%
8,725	Oxford Industries, Inc.	554,386

CONSUMER SERVICES (b) - 1.3%
20,300	K12, Inc. (a)	362,152
24,500	Sonic Corp.	623,525

		985,677

DIVERSIFIED FINANCIALS (b) - 1.6%
57,120	Fifth Street Finance Corp.	312,446
19,070	FNFV Group (a)	327,051
12,425	KKR & Co. LP	252,600
3,835	Raymond James Financial, Inc.	323,406

		1,215,503

ENERGY (b) - 1.9%
20,300	C&J Energy Services, Inc. (a)	608,391
6,420	Dril-Quip, Inc. (a)	283,443
10,650	Oil States International, Inc. (a)	269,978
15,920	SM Energy Co.	282,421

		1,444,233

FOOD & STAPLES RETAILING (b) - 0.6%
18,400	SpartanNash Co.	485,208

FOOD, BEVERAGE & TOBACCO - 1.6%
11,000	Dr. Pepper Snapple Group, Inc. (b)	973,170
15,100	Omega Protein Corp.	251,415

		1,224,585

HEALTHCARE EQUIPMENT & SERVICES - 11.7%
513,100	Community Health Systems, Inc. (a)(b)	3,940,608
20,000	K2M Group Holdings, Inc. (a)	424,200
4,025	LHC Group, Inc. (a)	285,453
8,900	LifePoint Health, Inc. (a)(b)	515,310
6,045	MEDNAX, Inc. (a)	260,660
11,680	Molina Healthcare, Inc. (a)(b)	803,117

Shares		Value ($)

HEALTHCARE EQUIPMENT & SERVICES (continued)
11,500	Nektar Therapeutics (a)	276,000
2,450	NuVasive, Inc. (a)(b)	135,877
40,410	Patterson Cos., Inc. (b)	1,561,847
47,000	Surgery Partners, Inc. (a)(b)	486,450
25,000	Veracyte, Inc. (a)	219,250

		8,908,772

MATERIALS (b) - 1.4%
3,775	Quaker Chemical Corp.	558,511
6,600	Sensient Technologies Corp.	507,672

		1,066,183

MEDIA (b) - 1.8%
42,850	Sinclair Broadcast Group, Inc., Class A	1,373,342

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (a) - 17.4%
15,500	Acorda Therapeutics, Inc. (b)	366,575
25,000	Amicus Therapeutics, Inc.	377,000
6,000	ANI Pharmaceuticals, Inc. (b)	314,940
2,582	Charles River Laboratories International, Inc.	278,908
110,825	Coherus Biosciences, Inc. (b)	1,479,514
147,759	Collegium Pharmaceutical, Inc. (b)	1,549,992
125,570	Depomed, Inc. (b)	727,050
119,520	Egalet Corp. (b)	152,986
83,300	Heron Therapeutics, Inc. (b)	1,345,295
6,650	Intersect ENT, Inc. (b)	207,147
64,600	MiMedx Group, Inc. (b)	767,448
12,800	Opiant Pharmaceuticals, Inc.	470,912
2,350	Pacira Pharmaceuticals, Inc.	88,243
5,600	Paratek Pharmaceuticals, Inc. (b)	140,560
47,400	Portola Pharmaceuticals, Inc. (b)	2,561,022
14,700	PRA Health Sciences, Inc. (b)	1,119,699
23,975	Ultragenyx Pharmaceutical, Inc. (b)	1,276,908

		13,224,199

REAL ESTATE (b) - 15.1%
53,075	Forest City Realty Trust, Inc., Class A, REIT	1,353,943
283,500	Independence Realty Trust, Inc., REIT	2,883,195
154,361	Jernigan Capital, Inc., REIT	3,172,119
54,500	NexPoint Residential Trust, Inc., REIT (d)	1,293,285
613,889	RAIT Financial Trust, REIT	448,139
14,300	RLJ Lodging Trust, REIT	314,600
232,269	Spirit Realty Capital, Inc., REIT	1,990,545

		11,455,826

RETAILING - 10.1%
233,527	Barnes & Noble, Inc. (b)	1,774,805
217,250	Finish Line, Inc. (The), Class A (b)	2,613,518
58,500	Francesca’s Holdings Corp. (a)	430,560
21,850	Genesco, Inc. (a)(b)	581,210
14,775	LKQ Corp. (a)(b)	531,752
27,845	Tractor Supply Co. (b)	1,762,310

		7,694,155

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (a)(b) - 0.7%
14,150	Semtech Corp.	531,333

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	31

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks (continued)

SOFTWARE & SERVICES (b) - 6.8%
11,950	CoreLogic, Inc. (a)	552,329
5,500	Cornerstone OnDemand, Inc. (a)	223,355
19,100	CSRA, Inc.	616,357
27,600	Fortinet, Inc. (a)	989,184
10,900	Science Applications International Corp.	728,665
16,800	SS&C Technologies Holdings, Inc.	674,520
41,040	Teradata Corp. (a)	1,386,742

		5,171,152

TECHNOLOGY HARDWARE & EQUIPMENT (b) - 1.1%
4,200	MTS Systems Corp.	224,490
5,290	Zebra Technologies Corp., Class A (a)	574,388

		798,878

TRANSPORTATION (b) - 0.6%
14,000	JetBlue Airways Corp. (a)	259,420
7,950	Matson, Inc.	224,031

		483,451

UTILITIES (b) - 3.7%
57,940	Calpine Corp. (a)(c)	854,615
15,200	NRG Energy, Inc.	388,968
85,775	Vistra Energy Corp.	1,603,135

		2,846,718

	Total Common Stocks (Cost $62,507,214)	66,291,119

Master Limited Partnerships - 9.1%

ENERGY (b) - 9.1%
25,990	Andeavor Logistics LP	1,301,059
77,300	Boardwalk Pipeline Partners LP	1,136,310
91,725	Dynagas LNG Partners LP	1,278,647
71,290	Energy Transfer Equity LP	1,239,020
8,825	Energy Transfer Partners LP	161,409
7,150	Plains All American Pipeline LP	151,509
24,610	SemGroup Corp., Class A	707,537
22,475	Western Gas Equity Partners LP	925,521

		6,901,012

	Total Master Limited Partnerships (Cost $5,075,921)	6,901,012

Purchased Call Options - 0.3%
	Total Purchased Call Options (Cost $1,016,457)	265,000

Registered Investment Companies - 0.0%
664	NexPoint Credit Strategies Fund (b)(d)	15,305

	Total Registered Investment Companies (Cost $14,154)	15,305

Total Investments - 96.5%		73,472,436

(Cost $68,613,746)

Shares		Value ($)

Securities Sold Short - (3.3)%

EXCHANGE-TRADED FUNDS (c) - (3.3)%
(39,000)	Direxion Daily Small Cap Bull 3X Shares ETF	(2,531,100)
	Total Exchange-Traded Funds (Proceeds $2,023,804)	(2,531,100)

	Total Securities Sold Short (Proceeds $2,023,804)	(2,531,100)

Other Assets & Liabilities, Net – 6.8%		5,202,503

Net Assets - 100.0%		76,143,839

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $65,484,419.
(c)	No dividend payable on security sold short.
(d)	Affiliated issuer. Assets with a total aggregate market value of $1,308,590, or 1.7% of net assets, were affiliated with the Fund as of September 30, 2017.

32	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Small-Cap Equity Fund

Purchased options contracts outstanding as of September 30, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
CBOE SPX Volatility Index	$14.00		October 2017	5,000	$7,000,000	$1,016,457	$265,000

Written options contracts outstanding as of September 30, 2017 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
CBOE SPX Volatility Index	$23.00		October 2017	5,000	$11,500,000	$303,543	$(65,000)

The Fund had the following futures contracts, for which $999,900 was pledged as collateral, open at September 30, 2017:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Future:
Russell 2000 Mini Index	December 2017	165	$12,316,425	$(548,924)

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	33

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 32.9%

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
76,468	Federal National Mortgage Assoc. REMIC Series 2012-93, Class SW, 1-month LIBOR + 6.100%, FRN 4.86%, 09/25/2042 (a)(b)	13,502
5,118	Federal National Mortgage Assoc. STRIPS Series 354, Class 1 0.00%, 12/25/2034 (c)	4,420

	Total Agency Collateralized Mortgage Obligations (Cost $20,659)	17,922

AGENCY MORTGAGE-BACKED SECURITIES - 1.6%
65,865	Federal Home Loan Mortgage Corp. 5.00%, 06/01/2041	73,168
502,473	Federal National Mortgage Assoc. 3.00%, 02/01/2043 - 06/01/2043 (d)	507,039
229,024	3.50%, 11/01/2042 - 02/01/2043 (d)	237,604
92,005	4.00%, 02/01/2044	97,684
185,792	4.50%, 02/01/2040 - 01/01/2041 (d)	201,174
94,066	5.00%, 06/01/2041	104,868
136,624	Government National Mortgage Assoc. 3.00%, 04/20/2043 - 06/20/2043 (d)	139,624
137,587	3.50%, 05/20/2043	143,846
158,364	4.00%, 01/20/2041 - 04/20/2043 (d)	168,048
61,441	4.50%, 05/20/2040 - 03/20/2041 (d)	66,088

	Total Agency Mortgage-Backed Securities (Cost $1,713,197)	1,739,143

CORPORATE BONDS & NOTES - 19.5%

Automobiles & Components - 0.2%
200,000	Toyota Motor Credit Corp., MTN 2.00%, 10/24/2018	200,990

Banks - 1.4%
27,000	Bank of America Corp. Series L 2.60%, 01/15/2019	27,227
480,000	5.75%, 12/01/2017	483,321
403,000	8.00%, 01/30/2018 (b)	409,266
500,000	8.13%, 05/15/2018 (b)	516,250
42,000	Goldman Sachs Group, Inc. (The) 6.15%, 04/01/2018	42,923
25,000	Goldman Sachs Group, Inc. (The), MTN 3-month USD LIBOR + 1.600%, FRN 2.90%, 07/15/2020 (b)	25,301
21,000	Morgan Stanley, MTN 3-month USD LIBOR + 1.500%, FRN 3.10%, 11/09/2018 (b)	21,200

		1,525,488

Chemicals - 0.5%
65,000	Potash Corp. of Saskatchewan, Inc. 3.25%, 12/01/2017	65,161
450,000	Sherwin-Williams Co. (The) 1.35%, 12/15/2017	449,778

		514,939

Principal Amount ($)		Value ($)

Consumer Durables & Apparel - 0.0%
19,000	Lennar Corp. 4.50%, 11/15/2019	19,689
22,000	4.75%, 12/15/2017	22,055

		41,744

Consumer Services - 0.5%
500,000	Marriott International, Inc. 6.75%, 05/15/2018	515,340
32,000	MGM Resorts International 5.25%, 03/31/2020	33,960

		549,300

Diversified Financials - 0.2%
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (e)	150,838
12,000	General Motors Financial Co., Inc. 3.50%, 07/10/2019	12,296
13,000	Hyundai Capital America 2.13%, 10/02/2017 (e)	13,000
4,000	Western Union Co. (The) 2.88%, 12/10/2017	4,009

		180,143

Energy - 0.5%
42,000	Kinder Morgan, Inc. 5.63%, 11/15/2023 (e)	46,840
500,000	Shell International Finance BV 1.25%, 11/10/2017	499,896

		546,736

Financials - 0.3%
300,000	Jefferies Group LLC 5.13%, 04/13/2018	305,306

Food, Beverage & Tobacco - 1.4%
33,000	Altria Group, Inc. 9.70%, 11/10/2018	35,861
475,000	Anheuser-Busch Cos. LLC 5.50%, 01/15/2018	480,219
141,000	Anheuser-Busch InBev Finance, Inc. 1.25%, 01/17/2018	140,927
54,000	Diageo Capital PLC 5.75%, 10/23/2017	54,130
250,000	Kraft Heinz Foods Co. 2.00%, 07/02/2018	250,560
522,000	Philip Morris International, Inc. 1.25%, 11/09/2017	521,918
125,000	5.65%, 05/16/2018	128,186

		1,611,801

Healthcare Equipment & Services - 2.5%
300,000	Abbott Laboratories 2.00%, 09/15/2018	300,847
885,000	Aetna, Inc. 1.70%, 06/07/2018	885,737
25,000	Anthem, Inc. 1.88%, 01/15/2018	25,017
500,000	Becton Dickinson and Co. 4.90%, 04/15/2018 (f)	508,126

34	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

Healthcare Equipment & Services (continued)
44,000	HCA, Inc. 6.50%, 02/15/2020	48,015
560,000	Medtronic, Inc. 1.38%, 04/01/2018	559,644
9,000	2.50%, 03/15/2020	9,136
50,000	Tenet Healthcare Corp. 4.75%, 06/01/2020	51,885
30,000	6.00%, 10/01/2020	32,046
80,000	UnitedHealth Group, Inc. 1.40%, 10/15/2017	79,996
250,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	250,287

		2,750,736

Industrials - 1.7%
645,000	General Electric Co.3-month USD LIBOR + 3.330%, VRN 5.00%, 01/21/2021 (b)	683,023
13,000	General Electric Co., MTN 4.75%, 02/15/2018	13,121
70,000	John Deere Capital Corp., MTN 1.35%, 01/16/2018	69,993
38,000	Masco Corp. 6.63%, 04/15/2018	38,956
35,000	Monsanto Co. 5.13%, 04/15/2018	35,612
49,000	PulteGroup, Inc. 7.63%, 10/15/2017	49,245
500,000	United Technologies Corp. 1.78%, 05/04/2018 (b)	500,311
547,000	Waste Management, Inc. 6.10%, 03/15/2018	557,870

		1,948,131

Insurance - 0.6%
204,000	Allstate Corp. (The)3-month USD LIBOR + 1.935%, VRN 3.25%, 05/15/2067 (b)	201,450
500,000	Berkshire Hathaway Finance Corp. 1.30%, 05/15/2018	499,086
21,000	CNA Financial Corp. 5.88%, 08/15/2020	22,952

		723,488

Media - 2.1%
250,000	Comcast Corp. 5.70%, 05/15/2018	256,364
724,000	6.30%, 11/15/2017	728,058
170,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 1.75%, 01/15/2018	170,116
15,000	Scripps Networks Interactive, Inc. 2.75%, 11/15/2019	15,177
750,000	Time Warner Cable LLC 6.75%, 07/01/2018	777,292
125,000	Time Warner Cos., Inc. 7.25%, 10/15/2017	125,233

Principal Amount ($)		Value ($)

Media (continued)
250,000	Walt Disney Co. (The), MTN 1.10%, 12/01/2017	249,934

		2,322,174

Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
250,000	AbbVie, Inc. 1.80%, 05/14/2018	250,385
500,000	Allergan Funding SCS 2.35%, 03/12/2018	501,512
500,000	Amgen, Inc. 6.15%, 06/01/2018	514,410
178,000	Biogen, Inc. 6.88%, 03/01/2018	181,827
175,000	Gilead Sciences, Inc. 1.85%, 09/04/2018	175,455
100,000	McKesson Corp. 1.40%, 03/15/2018	99,912
100,000	Medco Health Solutions, Inc. 7.13%, 03/15/2018	102,425
26,000	Roche Holdings, Inc. 2.25%, 09/30/2019 (e)	26,169

		1,852,095

Real Estate - 0.1%
49,000	American Tower Corp., REIT 3.40%, 02/15/2019	49,910
30,000	Iron Mountain, Inc., REIT 6.00%, 08/15/2023	31,913

		81,823

Retailing - 1.7%
413,000	Amazon.com, Inc. 1.20%, 11/29/2017	412,943
23,000	CVS Health Corp. 1.90%, 07/20/2018	23,059
679,000	Dollar General Corp. 1.88%, 04/15/2018	679,796
561,000	McDonald’s Corp., MTN 5.35%, 03/01/2018	569,790
250,000	Staples, Inc. 3.75%, 01/12/2018	250,409

		1,935,997

Semiconductors & Semiconductor Equipment - 0.1%
50,000	Intel Corp. 1.35%, 12/15/2017	50,008
16,000	Xilinx, Inc. 2.13%, 03/15/2019	16,046

		66,054

Software & Services - 0.1%
69,000	Oracle Corp. 1.20%, 10/15/2017	68,992
7,000	5.75%, 04/15/2018	7,156

		76,148

Telecommunication Services - 2.2%
300,000	AT&T, Inc. 1.75%, 01/15/2018	300,204
121,000	5.50%, 02/01/2018	122,546

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	35

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Total Return Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

Telecommunication Services (continued)
725,000	British Telecommunications PLC 5.95%, 01/15/2018	733,852
17,000	Hughes Satellite Systems Corp. 6.50%, 06/15/2019	18,148
520,301	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	75,444
1,250,000	Vodafone Group PLC 1.50%, 02/19/2018	1,249,439

		2,499,633

Transportation - 1.0%
66,000	Norfolk Southern Corp. 5.75%, 04/01/2018	67,336
1,000,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 03/15/2018 (e)	1,007,807

		1,075,143

Utilities - 0.7%
569,000	Pacific Gas & Electric Co. 5.63%, 11/30/2017	572,803
250,000	WEC Energy Group, Inc. 3-month USD LIBOR + 2.113%, VRN 3.43%, 05/15/2067 (b)	241,248

		814,051

	Total Corporate Bonds & Notes (Cost $21,890,665)	21,621,920

FOREIGN CORPORATE BONDS & NOTES - 0.2%

Capital Goods (e) - 0.1%
18,000	Bombardier, Inc. 4.75%, 04/15/2019	18,371
61,000	7.75%, 03/15/2020	65,194

		83,565

Media (e) - 0.0%
27,000	Cogeco Communications, Inc. 4.88%, 05/01/2020	27,675

Pharmaceuticals, Biotechnology & Life Sciences (e)(f) - 0.0%
15,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020	15,075

Utilities (e) - 0.1%
64,000	Electricite de France SA 2.15%, 01/22/2019	64,262

	Total Foreign Corporate Bonds & Notes (Cost $184,757)	190,577

MUNICIPAL BONDS & NOTES - 0.2%
250,000	Orchard Cultural Education Facilities Finance Corp. 4.02%, 11/15/2017	250,723

Principal Amount ($)		Value ($)

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 0.2%
18,837	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX, VRN 5.48%, 01/15/2049 (b)	18,816
27,086	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AMA, VRN 6.09%, 06/11/2050 (b)	27,097
60,000	JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class C, VRN 5.05%, 01/15/2047 (b)	61,263
12,283	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (e)	12,284
10,748	Series 2007-C6, Class AM, VRN 6.11%, 07/15/2040 (b)	10,745
14,378	Morgan Stanley Capital I Trust Series 2007-IQ16, Class AMA, VRN 6.32%, 12/12/2049 (b)	14,488
40,000	WF-RBS Commercial Mortgage Trust Series 2014-LC14, Class AS, VRN 4.35%, 03/15/2047 (b)	42,692

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $193,995)	187,385

U.S. TREASURY NOTES - 1.3%
500,000	1.25%, 12/31/2018	499,170
500,000	1.38%, 01/15/2020 (f)	498,359
500,000	1.75%, 12/31/2020 (f)	501,006

	Total U.S. Treasury Notes (Cost $1,496,994)	1,498,535

U.S. TREASURY BILLS (g) - 9.9%
3,000,000	U.S. Treasury Bill 0.94%, 10/05/2017	2,999,820
2,000,000	U.S. Treasury Bill 0.95%, 10/26/2017	1,998,758
1,000,000	U.S. Treasury Bill 1.00%, 12/28/2017	997,480
2,000,000	U.S. Treasury Bill 1.01%, 12/07/2017	1,996,407
3,000,000	U.S. Treasury Bill 1.04%, 11/02/2017	2,997,534

	Total U.S. Treasury Bills (Cost $10,989,474)	10,989,999

	Total Bonds & Notes (Cost $36,740,600)	36,496,204

Shares

Domestic Equity - 33.4%

COMMON STOCKS - 32.0%

Capital Goods - 1.8%
81,540	General Electric Co.	1,971,637

36	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Total Return Fund

Shares		Value ($)

Domestic Equity (continued)

Consumer Durables & Apparel - 1.2%
15,525	Genius Brands International, Inc. (h)	63,963
737	JG Boswell Co.	505,582
14,045	NIKE, Inc., Class B	728,233

		1,297,778

Consumer Services (f)(h) - 1.4%
175,062	Jamba, Inc.	1,512,536

Diversified Financials - 11.6%
7,920	Berkshire Hathaway, Inc., Class B (h)	1,451,894
10,750	Discover Financial Services	693,160
20,896	Oaktree Capital Group LLC	983,157
585,431	PICO Holdings, Inc. (h)	9,776,698

		12,904,909

Food & Staples Retailing - 1.4%
20,645	Walgreens Boots Alliance, Inc.	1,594,207

Materials - 1.6%
539	Keweenaw Land Association, Ltd. (h)	54,978
13,895	Monsanto Co.	1,664,899
1,061	Pope Resources a Delaware LP	74,429

		1,794,306

Media (h) - 0.9%
18,838	Liberty Media Corp.-Liberty Braves, Class A	477,920
20,560	Liberty Media Corp.-Liberty Braves, Class C	519,551

		997,471

Real Estate - 2.9%
2,140	Consolidated-Tomoka Land Co.	128,550
5,840	Forestar Group, Inc. (h)	100,448
34,555	New York REIT, Inc., REIT	271,257
1,295	Phillips Edison Grocery Center REIT I, Inc. (h)(i)	10,543
45,965	Retail Opportunity Investments Corp., REIT	873,795
55,685	St Joe Co. (The) (f)(h)	1,049,662
5,755	Tejon Ranch Co. (h)	121,430
84,465	VEREIT, Inc., REIT	700,215

		3,255,900

Retailing (f)(h) - 0.5%
12,600	TripAdvisor, Inc.	510,678

Semiconductors & Semiconductor Equipment - 0.9%
18,405	QUALCOMM, Inc.	954,115

Software & Services (h) - 2.5%
581	Alphabet, Inc., Class A	565,732
1,866	Alphabet, Inc., Class C	1,789,699
53,400	Pandora Media, Inc. (f)	411,180

		2,766,611

Shares		Value ($)

Telecommunication Services - 5.3%
61,340	CenturyLink, Inc.	1,159,326
89,635	Level 3 Communications, Inc. (h)	4,776,649

		5,935,975

	Total Common Stocks (Cost $30,791,592)	35,496,123

PREFERRED STOCKS - 1.4%

Banks - 0.4%
305	Bank of America Corp., Series L 7.250%	396,958

Diversified Financials - 0.7%
610	Wells Fargo & Co., Series L 7.500%	802,302

Real Estate - 0.3%
13,100	American Homes 4 Rent, Series E 6.350%	348,132
200	Gramercy Property Trust, Series A 7.125%	5,306
16	Kennedy-Wilson, Inc. 7.750%	408

		353,846

	Total Preferred Stocks (Cost $1,460,670)	1,553,106

	Total Domestic Equity (Cost $32,252,262)	37,049,229

Foreign Equity - 14.8%

COMMON STOCKS - 14.8%

Diversified Financials (f) - 0.6%
16,520	Brookfield Asset Management, Inc., Class A	682,276

Food, Beverage & Tobacco - 2.4%
34,095	British American Tobacco PLC, ADR	2,129,233
8,093	Diageo PLC	266,346
1,840	Diageo PLC, ADR	243,119

		2,638,698

Media - 7.1%
30,000	DHX Media, Ltd.	125,455
21,928	DHX Media, Ltd.	94,290
611,179	Entertainment One, Ltd.	2,115,569
27,075	Liberty Global PLC, Class A (h)	918,113
83,248	Lions Gate Entertainment Corp., Class A (f)(h)	2,784,648
3,000	Sky PLC, ADR	147,180
68,700	Vivendi SA ADR	1,732,614

		7,917,869

Pharmaceuticals, Biotechnology & Life Sciences - 3.9%
20,840	Allergan PLC	4,271,158

Transportation - 0.8%
133,155	Bollore SA	665,711
232	Financiere de L’Odet	258,994

		924,705

	Total Common Stocks (Cost $14,964,095)	16,434,706

	Total Foreign Equity (Cost $14,964,095)	16,434,706

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	37

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Total Return Fund

Shares		Value ($)

Foreign Equity (continued)

Registered Investment Companies - 5.4%
10,874	BlackRock Taxable Municipal Bond Trust	254,125
11,573	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	310,041
12,500	Flaherty & Crumrine Preferred Securities Income Fund, Inc. (f)	267,500
10,462	Nuveen Build America Bond Fund	224,619
4,778,007	State Street Navigator Prime Securities Lending Portfolio	4,778,007
30,357	TCW Strategic Income Fund, Inc. (f)	176,071

	Total Registered Investment Companies (Cost $5,906,448)	6,010,363

Principal Amount ($)

Cash Equivalents - 17.5%

COMMERCIAL PAPER - 4.5%
1,000,000	Boston Scientific Corp. 1.49%, 10/24/2017	999,040
1,000,000	Mondelez International, Inc. 1.47%, 12/01/2017	997,492
1,000,000	EI DUPONT 1.45%, 10/16/2017	999,350
1,000,000	Berkshire Hathaway, Inc. 1.00%, 10/20/2017	999,197
1,000,000	Ford Motor Credit Co. LLC 1.62%, 10/02/2017	999,879

	Total Commercial Paper (Cost $4,995,128)	4,994,958

Shares

MONEY MARKET FUNDS - 13.0%
14,440,969	State Street Institutional U.S. Government Money Market Fund, Premier Class 0.918%	14,440,969

	Total Money Market Funds (Cost $14,440,969)	14,440,969

	Total Cash Equivalents (Cost $19,436,097)	19,435,927

Total Investments - 104.0%		115,426,429

(Cost $109,299,502)
Other Assets & Liabilities, Net - (4.0)%		(4,386,255)

Net Assets - 100.0%		111,040,174

(a)	Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(b)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.24% and 3 months equal to 1.33%.

(c)	Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(d)	Securities are grouped by coupon and represent a range of maturities.
(e)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $1,447,515 or 1.3% of net assets.
(f)	Securities (or a portion of securities) on loan. As of September 30, 2017, the market value of securities loaned was $6,859,723. The loaned securities were secured with cash and securities collateral of $6,986,656. Collateral is calculated based on prior day’s prices. See Note 4.
(g)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(h)	Non-income producing security.
(i)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $10,543, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017. See Note 2.

The Fund invested in the following countries as of September 30, 2017:

Country	Percentage (based on Total Investments)*
United States	89.0%
United Kingdom	5.0%
Canada	2.8%
France	2.4%
Luxembourg	0.4%
Netherlands	0.4%

100.0%

Industry[1]	Domestic	Foreign	Percentage (based on Total Investments)*
Diversified Financials	11.9%	0.6%	12.5%
Media	0.9%	6.9%	7.8%
Telecommunication Services	5.1%	0.0%	5.1%
Pharmaceuticals, Biotechnology & Life Sciences	0.0%	3.7%	3.7%
Food, Beverage & Tobacco	0.0%	2.3%	2.3%
Food & Staples Retailing	1.4%	0.0%	1.4%
Real Estate	3.1%	0.0%	3.1%
Software & Services	2.4%	0.0%	2.4%
Retailing	0.4%	0.0%	0.4%
Consumer Durables & Apparel	1.1%	0.0%	1.1%
Consumer Services	1.3%	0.0%	1.3%
Capital Goods	1.7%	0.0%	1.7%
Banks	0.3%	0.0%	0.3%
Materials	1.6%	0.0%	1.6%
Semiconductors & Semiconductor Equipment	0.8%	0.0%	0.8%
Transportation	0.0%	0.8%	0.8%

			46.3%

38	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Total Return Fund

Sector	Percentage (based on Total Investments)*
Agency Mortgage-Backed Securities	1.5%
Corporate Bonds & Notes	18.7%
U.S. Treasuries	10.8%
Other (each less than 1.0%)	0.7%

31.7%

Other Instruments	Percentage (based on Total Investments)*
Cash Equivalents	16.8%
Registered Investment Companies	5.2%

22.0%

100.0%

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[2]
Common Stocks	$4,735,907	$4,735,907
Corporate Bonds & Notes	42,100	42,100

Total Borrowings	$4,778,007	$4,778,007

Gross amount of recognized liabilities for securities lending transactions		$4,778,007

[1]	Includes domestic and foreign equity securities.
[2]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.
*	The calculated percentages are based on total investments. The other assets & liabilities, net line has been excluded from the calculation.

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	39

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Tax-Exempt Fund

Principal Amount ($)		Value ($)

Municipal Bonds & Notes - 95.4%

ALASKA - 4.1%
500,000	Alaska Housing Finance Corp. 5.00%, 12/01/2027	565,235

ARIZONA - 3.8%
475,000	Arizona Sports & Tourism Authority 5.00%, 07/01/2025	528,922

CALIFORNIA - 12.4%
500,000	Golden State Tobacco Securitization Corp. Insured: ST APPROP 5.00%, 06/01/2029	580,185
500,000	Los Angeles County Public Works Financing Authority 5.00%, 12/01/2027	614,955
435,000	Oxnard Financing Authority Insured: AGM 5.00%, 06/01/2028	504,517
13,000	Sacramento, CA Municipal Utility District 6.80%, 10/01/2019	13,700

		1,713,357

COLORADO - 4.2%
500,000	Regional Transportation District, CO 5.00%, 11/01/2027	585,250

CONNECTICUT - 6.1%
250,000	State of Connecticut Special Tax Revenue 5.00%, 10/01/2028	284,295
500,000	Town of Fairfield, CT, GO 5.00%, 01/01/2021	561,805

		846,100

DISTRICT OF COLUMBIA (a) - 4.1%
500,000	District of Columbia 5.00%, 04/01/2030	564,830

FLORIDA - 2.9%
350,000	City of Lakeland, FL 5.00%, 11/15/2033	396,704

GEORGIA - 3.8%
500,000	Municipal Electric Authority of Georgia 5.25%, 01/01/2019	522,830

HAWAII - 4.0%
500,000	State of Hawaii Airports System 5.25%, 07/01/2024	555,935

ILLINOIS - 10.3%
500,000	Carol Stream Park District, GO Insured: BAM 5.00%, 01/01/2032	571,755
460,000	Illinois Financing Authority 5.00%, 11/15/2027	514,666
315,000	Illinois State University Insured: AGM 4.00%, 04/01/2027	336,272

		1,422,693

INDIANA - 3.8%
500,000	Indiana Municipal Power Agency 5.50%, 01/01/2027	528,070

MAINE - 0.1%
15,000	Maine Health & Higher Educational Facilities Authority Insured: ST RES FD GTY 5.25%, 07/01/2021	16,519

Principal Amount ($)		Value ($)

MASSACHUSETTS - 1.7%
200,000	Massachusetts Water Resources Authority 5.00%, 08/01/2032	232,966

MICHIGAN - 4.2%
500,000	Great Lakes Water Authority Water Supply System 5.00%, 07/01/2029	575,145

MISSOURI - 4.0%
500,000	Missouri Highway & Transportation Commission 5.00%, 05/01/2021	549,020

NEW JERSEY - 10.6%
500,000	New Jersey Economic Development Authority Insured: AGM 5.00%, 06/15/2029	556,415
500,000	New Jersey Educational Facilities Authority 5.00%, 06/15/2026	552,595
350,000	New Jersey Transportation Trust Fund Authority 5.00%, 06/15/2029	357,599

		1,466,609

PENNSYLVANIA - 9.0%
120,000	City of Philadelphia, PA Gas Works Co. Insured: NATL-RE 7.00%, 05/15/2020	130,722
480,000	Pennsylvania State Higher Educational Facilities Authority 5.00%, 09/01/2029	555,437
500,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2032	557,895

		1,244,054

TEXAS - 6.3%
500,000	Central Texas Turnpike System 5.00%, 08/15/2031	572,295
250,000	Texas Transportation Commission State Highway Fund 5.00%, 04/01/2023	295,260

		867,555

	Total Municipal Bonds & Notes (Cost $12,660,648)	13,181,794

Shares

Cash Equivalents - 3.4%
470,421	State Street Institutional U.S. Government Money Market Fund, Premier Class	470,421

	Total Cash Equivalents (Cost $470,421)	470,421

Total Investments - 98.8%		13,652,215

(Cost $13,131,069)
Other Assets & Liabilities, Net - 1.2%		163,127

Net Assets - 100.0%		13,815,342

(a)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.24% and 3 months equal to 1.33%.

40	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes - 82.3%

AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.1%
108,702	Federal National Mortgage Assoc. REMIC Series 2010-16, Class PA 4.50%, 02/25/2040	115,208

	Total Agency Collateralized Mortgage Obligation (Cost $111,544)	115,208

AGENCY MORTGAGE-BACKED SECURITIES - 11.2%
1,252,300	Federal Home Loan Mortgage Corp. 4.00%, 05/01/2044	1,333,868
208,289	5.00%, 06/01/2041	231,383
3,886,477	Federal National Mortgage Assoc. 3.00%, 02/01/2043 - 06/01/2043(a)	3,921,792
1,691,670	3.50%, 11/01/2042 - 02/01/2043(a)	1,755,271
1,901,500	4.00%, 01/01/2041 - 03/01/2044(a)	2,020,104
2,653,822	4.50%, 10/01/2039 - 04/01/2041(a)	2,873,026
297,467	5.00%, 06/01/2041	331,625
1,544,351	Government National Mortgage Assoc. 3.50%, 05/20/2043	1,614,610
1,589,163	4.00%, 01/20/2041 - 04/20/2043(a)	1,687,472

	Total Agency Mortgage-Backed Securities (Cost $15,582,350)	15,769,151

ASSET-BACKED SECURITIES - 5.2%
332,000	American Tower Trust I Series 13, Class 1A 1.55%, 03/15/2043 (b)	331,433
793,000	AmeriCredit Automobile Receivables Trust Series 2013-3, Class E 3.74%, 12/08/2020 (b)	797,272
24,250	California Republic Auto Receivables Trust Series 2013-2, Class A2 1.23%, 03/15/2019	24,246
500,000	Capital Auto Receivables Asset Trust Series 2014-1, Class D 3.39%, 07/22/2019	503,080
750,000	Capital Auto Receivables Asset Trust 2015-2 Series 2015-2, Class D 3.16%, 11/20/2020	758,988
750,000	CarMax Auto Owner Trust Series 2013-3, Class C 2.15%, 05/15/2019	750,158
36,292	CPS Auto Receivables Trust Series 2013-C, Class B 3.00%, 08/15/2019 (b)	36,312
750,000	First Investors Auto Owner Trust Series 2014-1A, Class D 3.28%, 04/15/2021 (b)	754,345
875,000	GM Financial Automobile Leasing Trust Series 2015-3, Class D 3.48%, 08/20/2020	882,577
750,000	Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 08/25/2019 (b)	747,400
750,000	Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 04/15/2020 (b)	751,678
97,263	Series 2013-A, Class C 3.12%, 10/15/2019 (b)	97,497
859,000	World Financial Network Credit Card Master Trust Series 2012-C, Class C 4.55%, 08/15/2022	877,146

	Total Asset-Backed Securities (Cost $7,330,946)	7,312,132

Principal Amount ($)		Value ($)

CORPORATE BONDS & NOTES - 38.7%

Automobiles & Components (c) - 0.1%
147,000	American Axle & Manufacturing, Inc. 6.25%, 03/15/2021	151,638

Banks - 7.3%
495,000	Bank of America Corp. 2.00%, 01/11/2018	495,580
128,000	4.10%, 07/24/2023	136,473
380,000	Bank of America Corp., MTN 3M USD LIBOR + 1.750%, FRN 3.08%, 09/28/2020 (d)	384,914
311,000	4.00%, 04/01/2024	328,839
810,000	Capital One Financial Corp. 3M USD LIBOR + 0.950%, FRN 2.27%, 03/09/2022 (d)	810,533
835,000	Goldman Sachs Capital III 3M USD LIBOR + 0.770%, FRN 4.00%, 10/30/2017 (d)(e)	749,413
750,000	Goldman Sachs Group, Inc. (The) 3M USD LIBOR + 1.170%, FRN 2.49%, 11/15/2021 (d)	760,632
750,000	Goldman Sachs Group, Inc. (The), MTN 3M USD LIBOR + 1.750%, FRN 3.06%, 10/28/2027 (d)	781,611
750,000	Manufacturers & Traders Trust Co. 3M USD LIBOR + 0.640%, VRN 1.96%, 12/01/2021 (d)	744,145
750,000	Mellon Capital IV3M USD LIBOR + 0.565%, VRN 4.00%, 10/30/2017 (c)(d)(e)	691,875
850,000	NTC Capital II Series B, 3M USD LIBOR + 0.590%, FRN 1.89%, 04/15/2027 (d)	795,813
250,000	People’s United Bank NA 4.00%, 07/15/2024	256,167
750,000	State Street Corp.3M USD LIBOR + 1.000%, FRN 2.32%, 06/01/2077 (d)	686,100
800,000	USB Capital IX3M USD LIBOR + 1.020%, VRN 3.50%, 10/30/2017 (d)(e)	713,440
795,000	Wachovia Capital Trust II3M USD LIBOR + 0.500%, FRN 1.80%, 01/15/2027 (d)	749,288
884,000	Wells Fargo & Co. Series S, 5.90%, 06/15/2024 (d)(e)	963,560
230,000	Wells Fargo & Co., MTN 4.10%, 06/03/2026	239,351

		10,287,734

Capital Goods - 1.6%
750,000	Ares Capital Corp. 4.88%, 11/30/2018	771,538
228,000	Eaton Corp. 2.75%, 11/02/2022	229,849
750,000	Johnson Controls International PLC 1.40%, 11/02/2017	749,194
500,000	Prospect Capital Corp. 5.00%, 07/15/2019	515,888

		2,266,469

Chemicals - 0.4%
500,000	Westlake Chemical Corp. 4.88%, 05/15/2023	522,500

Commercial & Professional Services - 0.6%
112,000	Catholic Health Initiatives 2.95%, 11/01/2022	110,470
747,000	Pitney Bowes, Inc. 4.63%, 03/15/2024 (c)	723,343

		833,813

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	41

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

Consumer Durables & Apparel - 0.6%
500,000	Lennar Corp. 4.75%, 12/15/2017	501,250
307,000	Mattel, Inc. 2.35%, 05/06/2019	307,812

		809,062

Diversified Financials - 10.5%
500,000	American Express Co. Series C, 4.90%, 03/15/2020 (c)(d)(e)	510,000
750,000	Block Financial LLC 4.13%, 10/01/2020	780,067
217,000	Citigroup, Inc. 1.75%, 05/01/2018	217,096
202,000	5.50%, 09/13/2025	227,087
750,000	5.88%, 03/27/2020 (e)	784,312
150,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	152,625
150,000	Daimler Finance North America LLC 2.38%, 08/01/2018 (b)	150,838
750,000	Ford Motor Credit Co. LLC 3M USD LIBOR + 1.080%, FRN 2.39%, 08/03/2022 (d)	750,137
200,000	5.88%, 08/02/2021	222,654
750,000	General Electric Co., MTN 3M USD LIBOR + 0.300%, FRN 1.60%, 05/13/2024 (d)	739,158
750,000	General Motors Financial Co., Inc. 3M USD LIBOR + 1.360%, FRN 2.66%, 04/10/2018 (d)	754,007
267,000	Goldman Sachs Group, Inc. (The) 2.38%, 01/22/2018	267,649
311,000	2.63%, 01/31/2019	313,786
104,000	2.90%, 07/19/2018	104,970
247,000	4.00%, 03/03/2024	261,022
516,000	Goldman Sachs Group, Inc. (The), MTN 3M USD LIBOR + 1.400%, VRN 2.72%, 08/26/2020 (d)	515,942
219,000	Hyundai Capital America 2.13%, 10/02/2017 (b)	219,000
500,000	International Lease Finance Corp. 5.88%, 08/15/2022	561,113
750,000	JPMorgan Chase & Co. 5.00%, 07/01/2019 (e)	763,688
500,000	7.90%, 04/30/2018 (e)	515,625
500,000	Lazard Group LLC 4.25%, 11/14/2020	528,609
208,000	Morgan Stanley 2.13%, 04/25/2018	208,620
224,000	4.88%, 11/01/2022	243,039
133,000	5.00%, 11/24/2025	146,010
500,000	Morgan Stanley & Co., LLC, MTNYOY CPI + 2.000%, FRN 3.63%, 02/11/2020 (d)	506,250
500,000	Morgan Stanley, MTN 3M USD LIBOR + 1.250%, VRN 2.55%, 01/16/2020 (d)	499,274
500,000	3.00%, 02/21/2020 (f)	500,000
237,000	4.10%, 05/22/2023	248,126
750,000	Stifel Financial Corp. 3.50%, 12/01/2020	768,259
1,000,000	UBS AG 5.13%, 05/15/2024	1,069,314
495,000	Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (b)	495,407

Principal Amount ($)		Value ($)

Diversified Financials (continued)
750,000	Western Union Co. (The) 3.60%, 03/15/2022	762,214

		14,785,898

Energy - 1.9%
90,000	Anadarko Petroleum Corp. 6.20%, 03/15/2040	104,906
500,000	Chesapeake Energy Corp.3M USD LIBOR + 3.250%, FRN 4.55%, 04/15/2019 (d)	498,750
98,000	Continental Resources, Inc. 4.90%, 06/01/2044 (c)	89,425
259,000	Energy Transfer LP 6.50%, 02/01/2042	293,970
73,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/2020	74,862
65,000	Kerr-McGee Corp. 6.95%, 07/01/2024	77,349
181,000	Kinder Morgan Energy Partners LP 3.50%, 09/01/2023	183,450
205,000	4.30%, 05/01/2024	213,621
96,000	Newfield Exploration Co. 5.75%, 01/30/2022	102,960
120,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	129,964
214,000	Unit Corp. 6.63%, 05/15/2021	215,605
197,000	Williams Cos., Inc. (The) 4.55%, 06/24/2024	204,880
99,000	5.75%, 06/24/2044	105,187
317,000	Williams Partners LP 5.25%, 03/15/2020	340,444

		2,635,373

Food & Staples Retailing - 0.8%
279,000	Ingles Markets, Inc. 5.75%, 06/15/2023	274,118
750,000	Whole Foods Market, Inc. 5.20%, 12/03/2025	862,536

		1,136,654

Food, Beverage & Tobacco - 0.5%
108,000	Altria Group, Inc. 2.95%, 05/02/2023	109,660
108,000	4.50%, 05/02/2043	115,960
199,000	Anheuser-Busch InBev Worldwide, Inc. 2.50%, 07/15/2022	200,879
142,000	Diageo Investment Corp. 2.88%, 05/11/2022	145,661
111,000	Philip Morris International, Inc. 4.13%, 03/04/2043	114,440

		686,600

Healthcare Equipment & Services - 0.5%
207,000	Anthem, Inc. 3.30%, 01/15/2023	213,466
395,000	Express Scripts Holding Co. 2.25%, 06/15/2019	396,733
114,000	HCA, Inc. 6.50%, 02/15/2020	124,403

		734,602

Insurance - 2.6%
119,000	Allstate Corp. (The) 5.75%, 08/15/2053	130,900
167,000	American International Group, Inc. 3.38%, 08/15/2020	172,870

42	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

Insurance (continued)
750,000	Assured Guaranty US Holdings, Inc. 5.00%, 07/01/2024	818,404
224,000	Berkshire Hathaway, Inc. 4.50%, 02/11/2043	250,961
253,000	Five Corners Funding Trust 4.42%, 11/15/2023 (b)	274,444
103,000	Genworth Holdings, Inc. 4.80%, 02/15/2024(c)	88,580
101,000	7.70%, 06/15/2020	101,884
221,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023 (b)	236,351
750,000	Old Republic International Corp. 4.88%, 10/01/2024	807,215
750,000	Prudential Financial, Inc. 8.88%, 06/15/2068	787,500

		3,669,109

Materials - 0.2%
257,000	Hexion, Inc. 6.63%, 04/15/2020	231,300

Media - 0.7%
205,000	Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/2021 (b)	209,613
103,000	Comcast Corp. 4.75%, 03/01/2044	115,412
75,000	iHeartCommunications, Inc. 10.00%, 01/15/2018	42,000
238,000	Omnicom Group, Inc. 3.63%, 05/01/2022	248,447
189,000	Time Warner Cable LLC 5.88%, 11/15/2040	208,073
168,000	Time Warner, Inc. 5.35%, 12/15/2043	181,631

		1,005,176

Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
143,000	AbbVie, Inc. 2.00%, 11/06/2018	143,510
205,000	Celgene Corp. 3.63%, 05/15/2024	213,869
187,000	Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023 (b)	153,340
209,000	Gilead Sciences, Inc. 3.70%, 04/01/2024	220,917
97,000	Mylan, Inc. 5.40%, 11/29/2043	103,914
153,000	Novartis Capital Corp. 4.40%, 05/06/2044	173,367
124,000	Valeant Pharmaceuticals International 6.375%(b)(c)	124,620

		1,133,537

Real Estate - 4.0%
148,000	American Campus Communities Operating Partnership LP 4.13%, 07/01/2024	155,231
220,000	American Tower Corp., REIT 3.40%, 02/15/2019	224,088
750,000	CBRE Services, Inc. 5.00%, 03/15/2023	777,198
139,000	Corporate Office Properties LP, REIT 3.60%, 05/15/2023	139,752
750,000	5.25%, 02/15/2024	813,081
750,000	EPR Properties, REIT 5.75%, 08/15/2022	830,933
610,000	Hospitality Properties Trust, REIT 4.50%, 06/15/2023	647,504

Principal Amount ($)		Value ($)

Real Estate (continued)
164,000	National Retail Properties, Inc., REIT 3.90%, 06/15/2024	168,882
750,000	Potlatch Corp., REIT 7.50%, 11/01/2019	819,375
470,000	Select Income REIT 4.15%, 02/01/2022	478,002
569,000	WP Carey, Inc. 4.60%, 04/01/2024	596,985

		5,651,031

Retailing - 0.8%
29,000	Bed Bath & Beyond, Inc. 4.92%, 08/01/2034 (c)	26,695
750,000	Coach, Inc. 4.25%, 04/01/2025 (c)	774,376
157,000	Glencore Funding LLC 4.13%, 05/30/2023 (b)	163,651
108,000	Home Depot, Inc. (The) 4.88%, 02/15/2044	125,741

		1,090,463

Semiconductors & Semiconductor Equipment - 0.1%
105,000	Xilinx, Inc. 2.13%, 03/15/2019	105,300

Software & Services - 0.6%
750,000	eBay, Inc. 2.20%, 08/01/2019 (c)	753,404
154,000	Oracle Corp. 3.63%, 07/15/2023	163,892

		917,296

Technology Hardware & Equipment - 1.5%
308,000	Apple, Inc. 2.85%, 05/06/2021	316,656
520,000	HP, Inc. 2.75%, 01/14/2019	523,835
500,000	Motorola Solutions, Inc. 3.50%, 03/01/2023	505,477
720,000	Seagate HDD Cayman 4.75%, 01/01/2025	701,350

		2,047,318

Telecommunication Services - 0.9%
262,000	AT&T, Inc. 2.38%, 11/27/2018	263,628
156,000	4.45%, 04/01/2024	165,748
336,000	5.15%, 03/15/2042	340,766
154,000	L-3 Technologies, Inc. 3.95%, 05/28/2024	161,072
119,000	Sprint Corp. 7.25%, 09/15/2021	132,536
215,000	Windstream Services LLC 6.38%, 08/01/2023 (c)	153,187

		1,216,937

Transportation - 0.2%
246,000	Ryder System, Inc., MTN 2.45%, 09/03/2019	247,878

Utilities - 1.6%
103,000	CMS Energy Corp. 4.88%, 03/01/2044	115,323
146,000	Duke Energy Corp. 3.75%, 04/15/2024	152,917
215,000	Eversource Energy 1.45%, 05/01/2018	214,954
111,000	Great Plains Energy, Inc. 4.85%, 06/01/2021	118,486
142,000	PacifiCorp 6.25%, 10/15/2037	190,719
126,000	PPL Capital Funding, Inc. 5.00%, 03/15/2044	141,972
324,000	Public Service Electric & Gas Co., MTN 2.38%, 05/15/2023	322,951

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	43

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

Utilities (continued)
259,000	Southern Co. (The) 2.45%, 09/01/2018	260,867
750,000	WEC Energy Group, Inc.3M USD LIBOR + 2.113%, FRN 3.43%, 05/15/2067 (d)	723,742

		2,241,931

	Total Corporate Bonds & Notes (Cost $52,908,918)	54,407,619

FOREIGN CORPORATE BONDS & NOTES – 5.3%

Banks – 1.7%
500,000	Bank of Nova Scotia (The), MTN3M USD LIBOR + 0.250%, VRN 1.57%, 08/28/2019 (d)	504,912
200,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.30%, 03/10/2019 (b)(c)	200,985
455,000	Corp. Andina de Fomento 4.38%, 06/15/2022	492,792
200,000	Intesa Sanpaolo SpA 5.02%, 06/26/2024 (b)	203,609
394,000	Macquarie Bank, Ltd. 2.60%, 06/24/2019 (b)	397,174
249,000	Mizuho Bank, Ltd. 2.45%, 04/16/2019 (b)	250,698
240,000	Standard Chartered PLC 5.70%, 03/26/2044 (b)	283,085

		2,333,255

Capital Goods - 0.5%
750,000	BlackRock Capital Investment Corp. 5.50%, 02/15/2018	762,187

Diversified Financials - 0.2%
304,000	Invesco Finance PLC 3.13%, 11/30/2022	310,910

Energy - 0.8%
108,000	BP Capital Markets PLC 1.38%, 05/10/2018	107,942
205,000	CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/2024	218,508
138,000	Nexen Energy ULC 6.40%, 05/15/2037	177,177
95,000	Petroleos Mexicanos 3.50%, 07/18/2018	96,483
325,000	Shell International Finance BV 3.40%, 08/12/2023	341,034
106,000	Statoil ASA 4.80%, 11/08/2043	120,253
95,000	Weatherford International, Ltd. 5.95%, 04/15/2042	78,375

		1,139,772

Insurance - 0.1%
100,000	XLIT, Ltd. 5.25%, 12/15/2043	110,803

Materials - 0.6%
205,000	Agrium, Inc. 4.90%, 06/01/2043	224,757
103,000	Kinross Gold Corp. 5.95%, 03/15/2024	114,948
192,000	Teck Resources, Ltd. 3.75%, 02/01/2023	195,158
109,000	5.40%, 02/01/2043	109,578
157,000	Yamana Gold, Inc. 4.95%, 07/15/2024	161,148

		805,589

Principal Amount ($)		Value ($)

Media (b) - 0.2%
208,000	Cogeco Communications, Inc. 4.88%, 05/01/2020	213,200

Pharmaceuticals, Biotechnology& Life Sciences - 0.2%
197,000	Actavis Funding SCS 3.85%, 06/15/2024	205,806
99,000	4.85%, 06/15/2044	108,215

		314,021

Retailing - 0.5%
750,000	Signet UK Finance PLC 4.70%, 06/15/2024	743,665

Software & Services (b) - 0.1%
109,000	Tencent Holdings, Ltd. 3.38%, 05/02/2019	111,199

Telecommunication Services - 0.4%
295,000	America Movil SAB de CV 5.00%, 03/30/2020	315,915
200,000	Telecom Italia SpA 5.30%, 05/30/2024 (b)	218,250

		534,165

	Total Foreign Corporate Bonds & Notes (Cost $7,144,366)	7,378,766

MUNICIPAL BONDS & NOTES - 10.0%
750,000	Belding Area Schools, GO Insured: Q-SBLF 6.50%, 05/01/2025	832,920
765,000	City of Fort Collins 0.97%, 12/01/2032 (d)	765,000
750,000	Clark County School District Finance Corp. Insured: State Intercept 5.20%, 06/01/2026	806,842
635,000	Comstock Park Public Schools, GO Insured: Q-SBLF 6.30%, 05/01/2026	719,569
1,550,000	Indiana Development Finance Authority 1.10%, 12/01/2038 (d)	1,550,000
750,000	Industry Public Facilities Authority of California Insured: AGM 5.04%, 01/01/2027	767,985
235,000	5.75%, 01/01/2024 (f)	235,172
750,000	Kindred Public School District No. 2, GO 6.00%, 08/01/2027	879,450
1,320,000	Mississippi Business Finance Corp. 1.40%, 08/01/2021 (d)	1,320,000
1,400,000	1.45%, 12/01/2025 (d)	1,400,000
720,000	New York State Dormitory Authority 5.00%, 01/01/2024	709,250
750,000	North Texas Tollway Authority 8.91%, 02/01/2030	853,065
650,000	Pennsylvania Turnpike Commission 7.47%, 06/01/2025	708,169
200,000	7.47%, 06/01/2025	216,378
320,000	Port Authority of New York & New Jersey 4.46%, 10/01/2062	358,470
300,000	San Francisco City & County Redevelopment Agency 8.26%, 08/01/2029	403,665
470,000	Stanton Redevelopment Agency 8.63%, 12/01/2025	589,704

44	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2017	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Bonds & Notes (continued)

MUNICIPAL BONDS & NOTES (continued)
200,000	State of California, GO FRN 2.02%, 04/01/2047 (d)	201,072
750,000	Washington Higher Education Facilities Authority 4.27%, 10/01/2022	771,953

	Total Municipal Bonds & Notes (Cost $13,892,762)	14,088,664

NON-AGENCY COLLATERALIZED MORTGAGE-BACKED SECURITIES - 1.8%
159,254	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX, VRN 5.48%, 01/15/2049 (d)	159,082
207,663	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AMA, VRN 6.09%, 06/11/2050 (d)	207,742
120,000	Commercial Mortgage Pass-Through Certificates Series 2014-CR14, Class AM, VRN 4.53%, 02/10/2047 (d)	130,099
100,000	Series 2013-LC13, Class AM, VRN 4.56%, 08/10/2046 (b)(d)	109,421
205,000	GS Mortgage Securities Trust Series 2014, Class C 3.79%, 01/10/2031 (b)	205,487
105,000	Series 2014-GC20, Class AS 4.26%, 04/10/2047	110,119
100,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class C, VRN 4.97%, 02/15/2047 (d)	102,600
153,000	Series 2013-C17, Class C, VRN 5.05%, 01/15/2047 (d)	156,221
76,770	LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AMFL 6.11%, 07/15/2040 (b)	76,772
67,558	Series 2007-C6, Class AM, VRN 6.11%, 07/15/2040 (d)	67,540
210,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class AS, VRN 4.08%, 07/15/2046 (d)	222,495
191,000	Series 2013-C10, Class C, VRN 4.08%, 07/15/2046 (d)	191,350
100,000	Morgan Stanley Capital I Trust Series 2012-C4, Class B, VRN 5.21%, 03/15/2045 (b)(d)	108,768
48,774	Series 2006-T21, Class AJ, VRN 5.27%, 10/12/2052 (d)	48,742
110,235	Series 2007-IQ16, Class AMA, VRN 6.32%, 12/12/2049 (d)	111,077
115,000	WF-RBS Commercial Mortgage Trust Series 2013-C17, Class AS 4.26%, 12/15/2046	122,793
263,000	Series 2014-LC14, Class AS, VRN 4.35%, 03/15/2047 (d)	280,704
140,000	Series 2014-C19, Class B, VRN 4.72%, 03/15/2047 (d)	148,761

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $2,568,298)	2,559,773

Principal Amount ($)		Value ($)

SOVEREIGN BONDS - 0.7%
200,000	Brazilian Government International Bond 4.25%, 01/07/2025 (c)	202,250
226,000	Chile Government International Bond 3.63%, 10/30/2042 (c)	224,875
200,000	Colombia Government International Bond 2.63%, 03/15/2023	196,625
210,000	Mexico Government International Bond, MTN 4.75%, 03/08/2044	216,930
133,000	Turkey Government International Bond 3.25%, 03/23/2023	126,767

	Total Sovereign Bonds (Cost $964,387)	967,447

U.S. GOVERNMENT AGENCIES (g) - 6.1%
2,000,000	Federal Home Loan Bank 1.00%, 10/28/2022	1,999,068
1,000,000	Federal Home Loan Mortgage Corp. 1.00%, 05/25/2021	998,707
1,000,000	1.13%, 06/30/2021	992,242
1,500,000	Federal National Mortgage Assoc. 1.00%, 06/30/2021	1,497,118
1,000,000	1.25%, 12/30/2019	994,016
2,000,000	1.38%, 10/29/2020	1,993,620

	Total U.S. Government Agencies (Cost $8,492,979)	8,474,771

U.S. TREASURIES - 3.2%
1,500,000	U.S. Treasury Notes 0.75%, 09/30/2018	1,491,065
1,500,000	1.00%, 10/15/2019	1,485,439
1,500,000	1.13%, 09/30/2021	1,460,626

	Total U.S. Treasuries (Cost $4,492,371)	4,437,130

	Total Bonds & Notes (Cost $113,532,158)	115,510,661

Shares

Domestic Equity - 3.5%

COMMON STOCKS - 1.9%

Energy (h) - 0.1%
4,563	Linn Energy, Inc.	164,952

Real Estate - 1.8%
22,000	Gramercy Property Trust, REIT (c)	665,500
25,000	New York REIT, Inc., REIT	196,250
23,221	Phillips Edison Grocery Center REIT I, Inc. (f)(h)(i)	189,021
173,000	VEREIT, Inc., REIT	1,434,170

		2,484,941

	Total Common Stocks (Cost $2,948,354)	2,649,893

See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.	45

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2017	Highland Fixed Income Fund

Shares		Value ($)

Domestic Equity (continued)

PREFERRED STOCKS - 1.6%

Banks - 1.6%
30,000	Countrywide Capital V 7.00%	781,875
22,109	First Republic Bank, Series E 7.00%, 12/28/2018 (e)(f)	591,250
28,000	GMAC Capital Trust I, Series 2 3M USD LIBOR + 5.79%, FRN 7.10% (d)	740,670
6,572	Wells Fargo & Co. 5.85%, 09/15/2023 (e)	179,695

		2,293,490

	Total Preferred Stocks (Cost $2,214,318)	2,293,490

	Total Domestic Equity (Cost $5,262,965)	4,943,383

Foreign Equity - 0.9%

PREFERRED STOCKS - 0.9%

Industrial - 0.9%
1,200	Allergan PLC, Series A 5.50%	880,050
1,075	Teva Pharmaceutical Industries, Ltd. 7.00%	373,616

		1,253,666

	Total Preferred Stocks (Cost $1,847,630)	1,253,666

	Total Foreign Equity (Cost $1,847,630)	1,253,666

Registered Investment Companies - 8.2%
57,535	BlackRock Build America Bond Trust	1,344,593
30,246	Cohen & Steers, Ltd., Duration Preferred & Income Fund, Inc.	810,290
48,930	DoubleLine Income Solutions Fund	1,039,763
60,613	Nuveen Build America Bond Fund	1,301,361
140,000	Nuveen Credit Strategies Income Fund	1,188,600
36,950	PCM Fund, Inc. (c)	430,098
79,000	PIMCO Dynamic Credit & Mortgage Income Fund	1,821,740
3,083,765	State Street Navigator Prime Securities Lending Portfolio (j)	3,083,765
35,885	Templeton Emerging Markets Income Fund	415,189

	Total Registered Investment Companies (Cost $10,947,892)	11,435,399

Cash Equivalents - 7.0%

MONEY MARKET FUNDS - 7.0%
9,830,603	State Street Institutional U.S. Government Money Market Fund, Premier Class 0.918%	9,830,603

	Total Cash Equivalents (Cost $9,830,603)	9,830,603

Total Investments - 101.9%		142,973,712

(Cost $141,378,011)
Other Assets & Liabilities, Net - (1.9)%		(2,599,151)

Net Assets - 100.0%		140,374,561

(a)	Securities are grouped by coupon and represent a range of maturities.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $7,921,849 or 5.6% of net assets.
(c)	Securities (or a portion of securities) on loan. As of September 30, 2017, the market value of securities loaned was $3,685,234. The loaned securities were secured with cash and securities collateral of $3,760,265. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 1.23% and 3 months equal to 1.33%.
(e)	Perpetual maturity. Maturity date presented represents the next call date.
(f)	Illiquid securities. At September 30, 2017, these securities amounted to $1,515,443 or 1.1% of net assets. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Trustees.
(g)	Step coupon bond. The interest rate shown reflects the rate in effect September 30, 2017 and will reset at a future date.
(h)	Non-income producing security.
(i)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $189,021, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017. See Note 2.
(j)	Represents investments of cash collateral received in connection with securities lending.

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$338,400	$338,400
Corporate Bonds & Notes	2,745,365	2,745,365

Total Borrowings	$3,083,765	$3,083,765

Gross amount of recognized liabilities for securities lending transactions		$3,083,765

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

46	See Glossary on page 47 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
ST APPROP	State Appropriation
ST RES FD GTY	State Resource Fund Guaranty

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MLP	Master Limited Partnership
MTN	Medium-Term Note
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security

Annual Report	47

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2017

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Assets
Investments, at value(a)	744,838,764	163,951,970	72,163,846
Affiliated investments, at value (Note 10)	177,765,589	3,794,313	1,308,590

Total Investments, at value	922,604,353	167,746,283	73,472,436
Cash equivalents (Note 2)	—	—	—
Cash	7,958,859	266,548	—
Restricted Cash — Futures (Note 3)	5,657,225	—	453,750
Restricted Cash — Securities Sold Short (Note 2)	41,899,440	—	2,517,063
Foreign currency	—	—	—
Receivable for:
Investments sold	14,138,518	—	5,644,466
Dividends and interest	4,938,472	39,686	163,745
Investment advisory and administration fees (Note 7)	—	—	—
Fund shares sold	415,172	156,727	82,699
Prepaid expenses and other assets	185,436	14,477	27,224

Total assets	997,797,475	168,223,721	82,361,383

Liabilities
Due to custodian	—	—	3,206,114
Due to broker	197,092,959	—	227,641
Securities sold short, at value (Notes 2 and 8)	106,406,680	—	2,531,100
Written options contracts, at value (Note 3)	1,151,000	—	65,000

Payable for:
Upon receipt of securities loaned (Note 4)	7,157,849	11,548,805	—
Distributions to shareholders	—	—	—
Investments purchased	15,369,110	—	—
Fund shares redeemed	3,961,290	284,387	47,121
Accrued dividends on securities sold short	166,967	—	—
Variation margin on futures contracts	87,172	—	2,739
Interest expense and commitment fees (Note 6)	214,433	74,118	15,114
Trustees’ fees	531	—	—
Distribution and shareholder service fees (Note 7)	36,114	6,553	2,604
Transfer agent fees	169,025	31,889	15,600
Interest expense and commitment fee payable (Note 6)	—	—	25,619
Accrued expenses and other liabilities	894,366	155,396	78,892

Total liabilities	332,707,496	12,101,148	6,217,544

Commitments and Contingencies (Note 7)

Net Assets	665,089,979	156,122,573	76,143,839

48	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

95,990,502	13,181,794	133,143,109
—	—	—

95,990,502	13,181,794	133,143,109
19,435,927	470,421	9,830,603
—	—	—
—	—	—
—	—	—
241	—	—

—	—	—
388,949	183,690	986,807
—	3,586	—
528,246	262	16,967
15,354	15,801	16,423

116,359,219	13,855,554	143,993,909

368	22	22
—	—	—
—	—	—
—	—	—

4,778,007	—	3,083,765
—	5,729	34,329
293,363	—	—
105,469	751	311,974
—	—	—
—	—	—
44,695	—	24,584
—	—	—
3,055	687	4,789
15,191	3,745	24,633
—	—	—
78,897	29,278	135,252

5,319,045	40,212	3,619,348

111,040,174	13,815,342	140,374,561

See accompanying Notes to Financial Statements.	49

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of September 30, 2017

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Net Assets Consist of:
Par value (Note 1)	77,596	5,100	4,981
Paid-in capital	1,138,174,759	88,348,714	62,375,753
Accumulated net investment income (loss)	(4,174,014)	(203,764)	122,021
Accumulated net realized gain (loss) from investments, securities sold short, written options, futures contracts and foreign currency transactions	(125,012,068)	32,795,255	9,415,493
Net unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency translations	(343,976,294)	35,177,268	4,225,591

Net Assets	665,089,979	156,122,573	76,143,839

Investments, at cost	1,032,983,914	128,980,713	67,280,882
Affiliated investments, at cost (Note 10)	190,894,230	3,588,302	1,332,864
Cash equivalents, at cost (Note 2)	—	—	—
Foreign currency, at cost	95,455	—	—
Proceeds from securities sold short	68,435,757	—	2,023,804
Written option premiums received	1,756,583	—	303,543
(a) Includes market value of securities on loan:	6,993,859	23,089,084	—

Class A:
Net assets	256,895,043	107,864,844	43,663,481
Shares outstanding ($0.001 par value; unlimited shares authorized)	30,885,287	3,459,617	2,866,079
Net asset value per share(a)(b)	8.32	31.18	15.23
Maximum offering price per share(c)	8.83	33.08	16.16

Class C:
Net assets	153,656,070	13,364,646	5,130,733
Shares outstanding ($0.001 par value; unlimited shares authorized)	21,144,269	571,831	465,940
Net asset value and offering price per share(a)	7.27	23.37	11.01

Class Y:
Net assets	254,538,866	34,893,083	27,349,625
Shares outstanding ($0.001 par value; unlimited shares authorized)	25,566,663	1,068,498	1,648,851
Net asset value, offering and redemption price per share	9.96	32.66	16.59

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)

The sales charge is 5.75% for all Funds except for the Tax-Exempt Fund and Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

50	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

4,607	1,187	10,819
102,638,662	12,868,519	140,721,042
401,519	51,491	(34,329)
1,871,457	372,999	(1,919,056)
6,123,929	521,146	1,596,085

111,040,174	13,815,342	140,374,561

89,863,405	12,660,648	131,547,408
—	—	—
19,436,097	470,421	9,830,603
230	—	—
—	—	—
—	—	—
6,859,723	—	3,685,234

56,167,138	12,801,589	104,802,999
2,336,212	1,100,227	8,076,129
24.04	11.64	12.98
25.51	12.16	13.56

4,663,626	975,821	2,892,873
216,531	83,936	222,659
21.54	11.63	12.99

50,209,410	37,932	32,678,689
2,054,541	3,005	2,519,801
24.44	12.62	12.97

See accompanying Notes to Financial Statements.	51

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	Highland Global Allocation Fund ($)	Highland Premier Growth Equity Fund ($)	Highland Small-Cap Equity Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	36,001,356	1,648,226	1,099,249
Dividends from affiliated issuers (Note 10)	2,136,284	74,699	12,541
Less: Foreign taxes withheld	(149,908)	—	(1,538)
Securities lending income (Note 4)	95,495	125,983	189,637
Interest from unaffiliated issuers	30,732,528	2,376	608
Interest from affiliated issuers (Note 11)	4,915,328	—	—
Other income	286,276	—	—

Total Income	74,017,359	1,851,284	1,300,497

Expenses:
Investment advisory (Note 7)	3,298,466	938,688	612,265
Distribution and shareholder service fees: (Note 7)
Class A	752,916	269,797	103,380
Class C	2,090,215	160,581	41,786
Transfer agent fees	946,106	203,375	87,454
Trustees fees (Note 7)	173,321	31,851	12,246
Accounting services fees	420,341	68,035	35,268
Audit fees	337,103	62,191	25,889
Legal fees	613,094	109,021	62,347
Registration fees	64,004	49,523	49,113
Insurance	161,663	24,177	5,871
Reports to shareholders	322,613	44,058	11,358
Interest expense and commitment fees (Note 6)	3,140,265	65,732	114,814
Dividends and fees on securities sold short (Note 2)	455,224	71	45,449
Other	238,821	16,295	7,449

Total operating expenses before waiver and reimbursement (Note 7)	13,014,152	2,043,395	1,214,689
Less: Expenses waived or borne by the adviser and administrator	—	—	(240,496)
Less: Reimbursement of custodian fees (Note 7)	(57,750)	(2,254)	(1,000)

Net operating expenses	12,956,402	2,041,141	973,193

Net investment income (loss)	61,060,957	(189,857)	327,304

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(65,979,346)	33,231,848	8,364,713
Investments from affiliated issuers (Note 10)	(56,137)	—	—
Securities sold short (Note 2)	(1,064,815)	—	—
Written options contracts (Note 3)	32,729,609	208,408	1,186,619
Futures contracts (Note 3)	1,993,003	—	(294,910)
Foreign currency related transactions	185,750	21,415	161

Change in unrealized appreciation (depreciation) on:
Investments	78,360,408	(11,344,568)	(1,465,829)
Securities sold short (Note 2)	(20,320,636)	—	(507,296)
Investments in affiliated issuers	(2,600,231)	179,995	(24,274)
Written options contracts (Note 3)	(18,760,147)	—	(3,608)
Futures contracts (Note 3)	(4,464,912)	—	(456,676)
Foreign currency related translations	95,711	—	(31)

Net realized and unrealized gain (loss) on investments	118,257	22,297,098	6,798,869

Total increase (decrease) in net assets resulting from operations	61,179,214	22,107,241	7,126,173

52	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Total Return Fund ($)	Highland Tax- Exempt Fund ($)	Highland Fixed Income Fund ($)

896,857	—	1,258,311
—	—	—
(44,362)	—	(10,763)
64,508	—	21,138
428,015	532,728	3,413,651
—	—	—
52,500	—	103

1,397,518	532,728	4,682,440

402,473	61,165	415,022

140,538	40,675	275,341
54,672	11,231	37,011
93,087	19,496	155,716
16,080	3,584	27,985
47,172	21,768	86,365
34,683	12,424	57,376
54,153	14,793	89,962
45,482	41,089	46,493
9,579	3,692	17,207
10,927	4,355	23,721
2,427	1,181	4,501
—	—	—
6,122	2,882	9,479

917,395	238,335	1,246,179
—	(71,485)	(26,298)
(46,247)	(203)	(3,764)

871,148	166,647	1,216,117

526,370	366,081	3,466,323

2,322,020	374,635	(165,904)
—	—	—
—	—	—
—	—	—
—	—	—
(148)	—	—

5,440,818	(1,073,250)	(505,611)
—	—	—
—	—	—
—	—	—
—	—	—
266	—	—

7,762,956	(698,615)	(671,515)

8,289,326	(332,534)	2,794,808

See accompanying Notes to Financial Statements.	53

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Global Allocation Fund		Highland Premier Growth Equity Fund
	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	61,060,957	96,356,497	(189,857)	32,398
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(32,191,936)	(84,722,392)	33,461,671	37,679,345
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	32,310,193	29,289,030	(11,164,573)	(12,299,434)

Net increase (decrease) from operations	61,179,214	40,923,135	22,107,241	25,412,309

Distributions to shareholders from:
Net investment income
Class A	(21,201,116)	(25,412,167)	—	—
Class C	(15,103,261)	(21,982,759)	—	—
Class R**	—	(10,145)	—	—
Class Y	(20,955,856)	(28,369,519)	—	—
Net realized gains
Class A	—	—	(24,053,206)	(13,679,940)
Class C	—	—	(5,037,803)	(2,496,399)
Class R***	—	—	—	(41,512)
Class Y	—	—	(6,603,213)	(2,858,075)
Return of Capital
Class A	(804,590)	(1,373,774)	—	—
Class C	(573,174)	(1,181,620)	—	—
Class Y	(795,283)	(1,910,267)	—	—

Total distributions	(59,433,280)	(80,240,251)	(35,694,222)	(19,075,926)

Increase in net assets from operations and distributions	1,745,934	(39,317,116)	(13,586,981)	6,336,383

Share transactions:
Proceeds from sale of shares
Class A	30,764,451	56,983,751	6,265,591	26,455,803
Class C	18,121,574	43,427,320	883,149	18,638,139
Class R***	—	468,036	—	134,892
Class Y	118,990,879	171,334,307	9,104,977	14,576,359
Value of distributions reinvested
Class A	20,057,183	24,038,268	23,321,947	13,177,863
Class C	11,352,710	15,924,913	4,479,595	2,210,199
Class R***	—	10,145	—	41,512
Class Y	16,664,154	22,100,704	5,913,984	2,437,135
Cost of shares redeemed
Class A	(105,585,871)	(180,976,062)	(30,818,816)	(95,866,930)
Class C	(120,272,071)	(193,204,786)	(10,466,740)	(18,175,891)
Class R***	—	(1,048,235)	—	(543,753)
Class Y	(252,701,337)	(580,662,411)	(14,195,986)	(18,652,595)

Net increase (decrease) from shares transactions	(262,608,328)	(621,604,050)	(5,512,299)	(55,567,267)

Total increase (decrease) in net assets	(260,862,394)	(660,921,166)	(19,099,280)	(49,230,884)

Net Assets
Beginning of period	925,952,373	1,586,873,539	175,221,853	224,452,737

End of period	665,089,979	925,952,373	156,122,573	175,221,853

Accumulated net investment income (loss)	(4,174,014)	(500,278)	(203,764)	(9,852)

*	Class R Shares liquidated on March 15, 2016.

54	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund		Highland Total Return Fund
Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)

327,304	318,221	526,370	1,127,397

9,256,583	2,292,368	2,321,872	349,703

(2,457,714)	5,546,256	5,441,084	6,729,744

7,126,173	8,156,845	8,289,326	8,206,844

(229,699)	—	(619,881)	(997,370)
(10,276)	—	(17,717)	(136,143)
—	—	—	(17)
(81,377)	—	(156,818)	(207,486)

(1,628,044)	(4,220,105)	(390,422)	(5,816,092)
(184,221)	(490,516)	(44,461)	(866,320)
—	(1,011)	—	(118)
(417,374)	(291,974)	(77,674)	(954,098)

—	—	—	—
—	—	—	—
—	—	—	—

(2,550,991)	(5,003,606)	(1,306,973)	(8,977,644)

4,575,182	3,153,239	6,982,353	(770,800)

13,620,467	6,409,035	1,731,157	2,547,888
2,551,911	570,872	290,493	4,502,651
—	5,698	—	—
32,864,955	7,927,937	40,230,133	7,522,762

1,719,164	4,089,247	899,697	6,043,373
182,454	469,907	34,003	445,816
—	1,011	—	136
492,079	271,511	228,121	1,048,479

(11,009,654)	(6,875,789)	(8,096,911)	(11,292,958)
(1,067,875)	(850,353)	(2,363,399)	(4,660,904)
—	(6,617)	—	(1,200)
(15,125,842)	(4,042,179)	(3,561,815)	(4,014,295)

24,227,659	7,970,280	29,391,479	2,141,748

28,802,841	11,123,519	36,373,832	1,370,948

47,340,998	36,217,479	74,666,342	73,295,394

76,143,839	47,340,998	111,040,174	74,666,342

122,021	321,251	401,519	727,266

See accompanying Notes to Financial Statements.	55

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Tax-Exempt Fund		Highland Fixed Income Fund
	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	366,081	434,923	3,466,323	3,395,350
Net realized gain (loss) on investments and securities sold short	374,635	(1,636)	(165,904)	336,204
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,073,250)	464,416	(505,611)	4,840,964

Net increase (decrease) from operations	(332,534)	897,703	2,794,808	8,572,518

Distributions to shareholders from:
Net investment income
Class A	(348,530)	(405,626)	(2,723,500)	(3,094,110)
Class C	(15,902)	(22,976)	(65,883)	(114,635)
Class R*	—	—	—	(136)
Class Y	(1,819)	(6,308)	(660,757)	(123,610)
Net realized gains
Class A	—	(534,409)	—	—
Class C	—	(56,931)	—	—
Class R	—	—	—	—
Class Y	—	(11,298)	—	—
Return of Capital
Class A	—	—	(206,179)	(279,296)
Class C	—	—	(4,988)	(14,409)
Class Y	—	—	(50,022)	(10,151)

Total distributions	(366,251)	(1,037,548)	(3,711,329)	(3,636,347)

Decrease in net assets from operations and distributions	(698,785)	(139,845)	(916,521)	4,936,171

Share transactions:
Proceeds from sale of shares
Class A	886,785	13,200,700	3,899,359	6,052,511
Class C	357,339	2,713,712	608,178	7,260,554
Class R	—	—	—	—
Class Y	277	58,473	31,719,537	2,757,070
Value of distributions reinvested
Class A	220,340	555,775	2,604,825	2,989,019
Class C	7,931	32,821	50,031	99,577
Class R*	—	—	—	123
Class Y	1,360	15,021	646,937	123,055
Cost of shares redeemed
Class A	(13,165,238)	(6,556,251)	(19,375,949)	(21,905,017)
Class C	(1,199,301)	(2,048,227)	(3,294,191)	(5,742,870)
Class R*	—	—	—	(12,109)
Class Y	(116,776)	(337,583)	(2,570,570)	(4,185,229)

Net increase (decrease) from shares transactions	(13,007,283)	7,634,441	14,288,157	(12,563,316)

Total increase (decrease) in net assets	(13,706,068)	7,494,596	13,371,636	(7,627,145)

Net Assets
Beginning of period	27,521,410	20,026,814	127,002,925	134,630,070

End of period	13,815,342	27,521,410	140,374,561	127,002,925

Accumulated net investment income (loss)	51,491	51,661	(34,329)	(37,655)

*	Class R Shares liquidated on March 15, 2016.

56	See accompanying Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Highland Global Allocation Fund		Highland Premier Growth Equity Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	3,500,596	7,236,362	209,670	810,735
Issued for distribution reinvested	2,328,226	3,121,408	869,573	389,417
Shares redeemed	(12,222,866)	(23,272,353)	(1,039,983)	(3,022,179)

Net increase (decrease) in fund shares	(6,394,044)	(12,914,583)	39,260	(1,822,027)

Class C:
Shares sold	2,336,879	6,266,523	40,867	678,111
Issued for distribution reinvested	1,498,901	2,336,210	221,433	80,283
Shares redeemed	(15,814,383)	(28,066,560)	(461,266)	(701,299)

Net increase (decrease) in fund shares	(11,978,603)	(19,463,827)	(198,966)	57,095

Class R:***
Shares sold	—	56,933	—	3,866
Issued for distribution reinvested	—	1,405	—	1,250
Shares redeemed	—	(149,242)	—	(17,775)

Net increase (decrease) in fund shares	—	(90,904)	—	(12,659)

Class Y:
Shares sold	11,471,143	18,830,850	300,393	434,358
Issued for distribution reinvested	1,619,935	2,446,287	210,988	69,732
Shares redeemed	(24,499,391)	(63,807,546)	(451,024)	(562,923)

Net increase (decrease) in fund shares	(11,408,313)	(42,530,409)	60,357	(58,833)

*	Class R Shares liquidated on March 15, 2016.

58	See accompanying Notes to Financial Statements.

Highland Funds II

Highland Small-Cap Equity Fund		Highland Total Return Fund

Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

927,292	483,427	74,772	121,128
128,348	361,880	40,374	286,796
(757,663)	(573,114)	(354,059)	(529,286)

297,977	272,193	(238,913)	(121,362)

238,650	60,622	14,037	231,049
18,821	56,008	1,708	23,498
(100,031)	(92,225)	(114,531)	(253,389)

157,440	24,405	(98,786)	1,158

—	443	—	—
—	91	—	6
—	(645)	—	(59)

—	(111)	—	(53)

2,020,193	558,259	1,653,396	347,515
33,752	22,219	10,074	49,020
(947,298)	(296,420)	(154,808)	(195,467)

1,106,647	284,058	1,508,662	201,068

See accompanying Notes to Financial Statements.	59

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Tax-Exempt Fund		Highland Fixed Income Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	76,538	1,126,467	302,037	474,500
Issued for distribution reinvested	19,099	47,532	201,714	234,331
Shares redeemed	(1,154,750)	(557,979)	(1,503,115)	(1,717,831)

Net increase (decrease) in fund shares	(1,059,113)	616,020	(999,364)	(1,009,000)

Class C:
Shares sold	30,632	230,272	46,944	577,411
Issued for distribution reinvested	689	2,811	3,872	7,798
Shares redeemed	(103,948)	(174,163)	(255,261)	(451,576)

Net increase (decrease) in fund shares	(72,627)	58,920	(204,445)	133,633

Class R:*
Shares sold	—	—	—	—
Issued for distribution reinvested	—	—	—	10
Shares redeemed	—	—	—	(963)

Net increase (decrease) in fund shares	—	—	—	(953)

Class Y:
Shares sold	22	4,629	2,446,571	217,506
Issued for distribution reinvested	109	1,185	50,098	9,665
Shares redeemed	(9,429)	(26,487)	(199,047)	(325,407)

Net increase (decrease) in fund shares	(9,298)	(20,673)	2,297,622	(98,236)

*	Class R Shares liquidated on March 15, 2016.

60	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the year ended September, 2017	Highland Global Allocation Fund

$
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	61,179,214

Adjustments to Reconcile Net Investment Income to Net Cash Used for Operating Activities Operating Activities:
Purchases of investment securities	(695,462,678)
Purchases in kind of investment securities	(5,281,175)
Proceeds from disposition of investment securities	1,003,440,395
Purchases of purchased options	(31,258,030)
Proceeds from sales of short-term portfolio investments, net	(3,879,614)
Purchases of securities sold short	(110,471,229)
Proceeds from securities sold short	92,388,699
Decrease in restricted cash	67,242,028
Net accretion of discount	(9,338,194)
Net premium received on open written options contracts	8,060,465
Net realized loss on Investments from unaffiliated issuers	65,979,346
Net realized loss on investments from affiliated issuers	56,137
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(31,850,544)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(36,775,105)
Decrease in receivable for investments sold	7,560,200
Decrease in receivable for dividends and interest	7,094,600
Increase in other assets	(176,270)
Increase in payable upon receipt of securities on loan	3,879,614
Decrease in payable for investments purchased	(22,989,782)
Decrease in due to broker	(18,092,625)
Decrease in payables to related parties	(98,584)
Decrease in payable for distribution and shareholder service fees	(8,111)
Decrease in payable for variation margin	(179,761)
Decrease in payable to transfer fees	(66,582)
Increase in payable for commitment fees	80,196
Increase in accrued expenses and other liabilities	340,673

Net cash flow used for operating activities	351,373,283

Cash Flows Received from (Used In) Financing Activities:
Decrease in notes payable	(40,000,000)
Distributions paid in cash	(11,435,256)
Payments on shares redeemed	(477,841,507)
Proceeds from shares sold	168,854,840

Net cash flow received from (used in) financing activities	(360,421,923)

Effect of exchange rate changes on cash	281,461

Net Decrease in Cash	(8,767,179)

Cash:
Beginning of year	16,726,038

End of year	7,958,859

Supplemental disclosure of cash flow information:
Reinvestment of distributions	48,074,047

Cash paid during the period for interest	3,207,910

Cash paid during the year for commitment fees	15,675

See accompanying Notes to Financial Statements.	61

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$8.40	$8.35	$10.58	$9.03	$10.24
Income from Investment Operations:
Net investment income(a)	0.62	0.73	0.26	0.16	0.15
Net realized and unrealized gain/(loss)	(0.05)	—	(1.69)	1.89	1.45

Total from investment operations	0.57	0.73	(1.43)	2.05	1.60
Less Distributions Declared to Shareholders:
From net investment income	(0.63)	(0.65)	(0.43)	(0.16)	(0.15)
From net realized gains	—	—	(0.37)	(0.34)	(2.66)
From return of capital	(0.02)	(0.03)	—	—	—

Total distributions declared to shareholders	(0.65)	(0.68)	(0.80)	(0.50)	(2.81)
Net Asset Value, End of Period(b)	$8.32	$8.40	$8.35	$10.58	$9.03
Total Return(b)(c)	6.69%	9.74%	(14.68)%	23.21%	15.89%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$256,895	$313,145	$419,111	$484,016	$214,521
Gross operating expenses(e)	1.45%	1.36%	0.93%	0.94%	1.14%
Net investment income/(loss)	7.20%	9.28%	2.49%	1.53%	1.38%
Portfolio turnover rate	66%	100%	108%	195%	236%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.44	%(f)	1.30%	0.93%	0.94%	1.14%
Interest expense and commitment fees	0.37%		0.12%	0.01%	—	—
Dividends and fees on securities sold short	0.05%		0.16%	0.02%	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

62	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$7.41	$7.45	$9.53	$8.20	$9.51
Income from Investment Operations:
Net investment income(a)	0.50	0.59	0.20	0.07	0.07
Net realized and unrealized gain/(loss)	(0.05)	—	(1.54)	1.72	1.34

Total from investment operations	0.45	0.59	(1.34)	1.79	1.41
Less Distributions Declared to Shareholders:
From net investment income	(0.57)	(0.60)	(0.37)	(0.12)	(0.06)
From net realized gains	—	—	(0.37)	(0.34)	(2.66)
From return of capital	(0.02)	(0.03)	—	—	—

Total distributions declared to shareholders	(0.59)	(0.63)	(0.74)	(0.46)	(2.72)
Net Asset Value, End of Period(b)	$7.27	$7.41	$7.45	$9.53	$8.20
Total Return(b)(c)	5.96%	8.85%	(15.28)%	22.32%	14.97%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$153,656	$245,556	$391,754	$151,943	$4,905
Gross operating expenses(e)	2.20%	2.11%	1.69%	1.69%	1.88%
Net investment income/(loss)	6.60%	8.45%	2.11%	0.76%	0.67%
Portfolio turnover rate	66%	100%	108%	195%	236%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.19	%(f)	2.05%	1.69%	1.69%	1.88%
Interest expense and commitment fees	0.37%		0.11%	0.01%	—	—
Dividends and fees on securities sold short	0.05%		0.17%	0.03%	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$9.93	$9.75	$12.21	$10.36	$11.38
Income from Investment Operations:
Net investment income(a)	0.78	0.86	0.39	0.22	0.17
Net realized and unrealized gain/(loss)	(0.08)	0.02	(2.02)	2.16	1.65

Total from investment operations	0.70	0.88	(1.63)	2.38	1.82
Less Distributions Declared to Shareholders:
From net investment income	(0.65)	(0.66)	(0.46)	(0.19)	(0.18)
From net realized gains	—	—	(0.37)	(0.34)	(2.66)
From return of capital	(0.02)	(0.04)	—	—	—

Total distributions declared to shareholders	(0.67)	(0.70)	(0.83)	(0.53)	(2.84)
Net Asset Value, End of Period(b)	$9.96	$9.93	$9.75	$12.21	$10.36
Total Return(b)(c)	7.01%	9.91%	(14.41)%	23.39%	16.27%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$254,539	$367,251	$775,238	$246,907	$1,495
Gross operating expenses(e)	1.20%	1.11%	0.69%	0.69%	0.87%
Net investment income (loss)	7.59%	9.24%	3.16%	1.79%	1.44%
Portfolio turnover rate	66%	100%	108%	195%	236%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.19	%(f)	1.05%	0.69%	0.69%	0.87%
Interest expense and commitment fees	0.37%		0.11%	0.01%	—	—
Dividends and fees on securities sold short	0.05%		0.17%	0.03%	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

64	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$34.45	$32.32	$34.99	$31.22	$26.13
Income from Investment Operations:
Net investment income/(loss)(a)	(0.03)	0.02	0.04	0.06	0.11
Net realized and unrealized gain/(loss)	4.15	4.73	(0.25)	5.70	5.12

Total from investment operations	4.12	4.75	(0.21)	5.76	5.23
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.04)	(0.14)
From net realized gains	(7.39)	(2.62)	(2.46)	(1.95)	—

Total distributions declared to shareholders	(7.39)	(2.62)	(2.46)	(1.99)	(0.14)
Net Asset Value, End of Period(b)	$31.18	$34.45	$32.32	$34.99	$31.22
Total Return(b)(c)	15.46%	14.84%	(1.10)%	19.08%	20.12%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$107,865	$117,817	$169,434	$167,187	$140,949
Gross operating expenses(e)	1.27%	1.28%	1.13%	1.16%	1.27%
Net investment income/(loss)	(0.10)%	0.07%	0.13%	0.17%	0.39%
Portfolio turnover rate	83%	77%	18%	20%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.27	%(f)	1.28%	1.13%	1.16%	1.25%
Interest expense and commitment fees	0.04%		0.04%	0.01%	—	—
Dividends and fees on securities sold short	—		0.03%	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	65

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$27.85	$26.76	$29.57	$26.82	$22.50
Income from Investment Operations:
Net investment loss(a)	(0.19)	(0.18)	(0.18)	(0.16)	(0.09)
Net realized and unrealized gain/(loss)	3.10	3.89	(0.17)	4.86	4.41

Total from investment operations	2.91	3.71	(0.35)	4.70	4.32
Less Distributions Declared to Shareholders:
From net realized gains	(7.39)	(2.62)	(2.46)	(1.95)	—

Total distributions declared to shareholders	(7.39)	(2.62)	(2.46)	(1.95)	—
Net Asset Value, End of Period(b)	$23.37	$27.85	$26.76	$29.57	$26.82
Total Return(b)(c)	14.58%	13.98%	(1.82)%	18.21%	19.20%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$13,365	$21,466	$19,096	$16,290	$13,589
Gross operating expenses(e)	2.02%	2.03%	1.88%	1.91%	2.02%
Net investment income/(loss)	(0.84)%	(0.69)%	(0.63)%	(0.58)%	(0.37)%
Portfolio turnover rate	83%	77%	18%	20%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.02	%(f)	2.03%	1.88%	1.91%	2.00%
Interest expense and commitment fees	0.04%		0.05%	0.01%	—	—
Dividends and fees on securities sold short	—		0.04%	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

66	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Premier Growth Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$35.65	$33.29	$35.89	$31.96	$26.74
Income from Investment Operations:
Net investment income(a)	0.04	0.10	0.14	0.14	0.18
Net realized and unrealized gain/(loss)	4.36	4.88	(0.28)	5.85	5.24

Total from investment operations	4.40	4.98	(0.14)	5.99	5.42
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.11)	(0.20)
From net realized gains	(7.39)	(2.62)	(2.46)	(1.95)	—

Total distributions declared to shareholders	(7.39)	(2.62)	(2.46)	(2.06)	(0.20)
Net Asset Value, End of Period(b)	$32.66	$35.65	$33.29	$35.89	$31.96
Total Return(b)(c)	15.78%	15.12%	(0.87)%	19.40%	20.45%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$34,893	$35,939	$35,521	$31,036	$26,802
Gross operating expenses(e)	1.02%	1.03%	0.88%	0.91%	1.02%
Net investment income (loss)	0.14%	0.29%	0.38%	0.42%	0.64%
Portfolio turnover rate	83%	77%	18%	20%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.02	%(f)	1.03%	0.88%	0.91%	1.00%
Interest expense and commitment fees	0.04%		0.05%	0.01%	—	—
Dividends and fees on securities sold short	—		0.03%	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	67

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$13.99	$12.96	$14.90	$14.93	$12.88
Income from Investment Operations:
Net investment income/(loss)(a)	0.08	0.11	0.01	(0.04)	(0.06)
Net realized and unrealized gain/(loss)	1.86	2.80	(0.27)	1.07	3.07

Total from investment operations	1.94	2.91	(0.26)	1.03	3.01
Less Distributions Declared to Shareholders:
From net investment income	(0.09)	—	—	—	—
From net realized gains	(0.61)	(1.88)	(1.68)	(1.06)	(0.96)

Total distributions declared to shareholders	(0.70)	(1.88)	(1.68)	(1.06)	(0.96)
Net Asset Value, End of Period(b)	$15.23	$13.99	$12.96	$14.90	$14.93
Total Return(b)(c)	14.53%	25.87%	(2.47)%	6.93%	25.36%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$43,663	$35,935	$29,765	$33,598	$35,882
Gross operating expenses(e)	2.00%	2.02%	1.67%	1.62%	1.91%
Net investment income/(loss)	0.55%	0.90%	0.04%	(0.27)%	(0.47)%
Portfolio turnover rate	84%	107%	70%	26%	64%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.60	%(f)	1.40%	1.21%	1.49%	1.91%
Interest expense and commitment fees	0.18%		0.18%	0.01%	—	—
Dividends and fees on securities sold short	0.07%		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

68	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$10.32	$10.11	$12.06	$12.35	$10.91
Income from Investment Operations:
Net investment income/(loss)(a)	(0.02)	—	(0.08)	(0.13)	(0.16)
Net realized and unrealized gain/(loss)	1.35	2.09	(0.19)	0.90	2.56

Total from investment operations	1.33	2.09	(0.27)	0.77	2.40
Less Distributions Declared to Shareholders:
From net investment income	(0.03)	—	—	—	—
From net realized gains	(0.61)	(1.88)	(1.68)	(1.06)	(0.96)

Total distributions declared to shareholders	(0.64)	(1.88)	(1.68)	(1.06)	(0.96)
Net Asset Value, End of Period(b)	$11.01	$10.32	$10.11	$12.06	$12.35
Total Return(b)(c)	13.73%	24.90%	(3.21)%	6.23%	24.39%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$5,131	$3,185	$2,872	$3,213	$3,480
Gross operating expenses(e)	2.76%	2.77%	2.42%	2.37%	2.66%
Net investment income/(loss)	(0.23)%	0.15%	(0.72)%	(1.01)%	(1.21)%
Portfolio turnover rate	84%	107%	70%	26%	64%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.36	%(f)	2.15%	1.96%	2.23%	2.66%
Interest expense and commitment fees	0.19%		0.18%	0.01%	—	—
Dividends and fees on securities sold short	0.07%		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

See accompanying Notes to Financial Statements.	69

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$15.16	$13.86	$15.79	$15.72	$13.48
Income from Investment Operations:
Net investment income/(loss)(a)	0.12	0.18	0.04	—	(0.05)
Net realized and unrealized gain/(loss)	2.04	3.00	(0.29)	1.13	3.25

Total from investment operations	2.16	3.18	(0.25)	1.13	3.20
Less Distributions Declared to Shareholders:
From net investment income	(0.12)	—	—	—	—
From net realized gains	(0.61)	(1.88)	(1.68)	(1.06)	(0.96)

Total distributions declared to shareholders	(0.73)	(1.88)	(1.68)	(1.06)	(0.96)
Net Asset Value, End of Period(b)	$16.59	$15.16	$13.86	$15.79	$15.72
Total Return(b)(c)	14.89%	26.17%	(2.25)%	7.24%	25.66%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$27,350	$8,221	$3,579	$1,745	$1,539
Gross operating expenses(e)	1.78%	1.77%	1.42%	1.37%	1.64%
Net investment income (loss)	0.72%	1.28%	0.28%	(0.01)%	(0.28)%
Portfolio turnover rate	84%	107%	70%	26%	64%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.39	%(f)	1.15%	0.96%	1.23%	1.64%
Interest expense and commitment fees	0.21%		0.18%	0.01%	—	—
Dividends and fees on securities sold short	0.07%		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

70	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$21.88	$21.99	$24.52	$22.93	$20.85
Income from Investment Operations:
Net investment income(a)	0.16	0.32	0.37	0.24	0.20
Net realized and unrealized gain/(loss)	2.41	2.15	(1.44)	1.57	2.09

Total from investment operations	2.57	2.47	(1.07)	1.81	2.29
Less Distributions Declared to Shareholders:
From net investment income	(0.25)	(0.35)	(0.24)	(0.22)	(0.21)
From net realized gains	(0.16)	(2.23)	(1.22)	—	—

Total distributions declared to shareholders	(0.41)	(2.58)	(1.46)	(0.22)	(0.21)
Net Asset Value, End of Period(b)	$24.04	$21.88	$21.99	$24.52	$22.93
Total Return(b)(c)	11.89%	11.88%	(4.76)%	7.92%	11.15%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$56,167	$56,345	$59,307	$69,084	$71,505
Gross operating expenses(e)	1.15%	1.15%	1.20%	1.38%	1.34%
Net investment income/(loss)	0.65%	1.56%	1.55%	0.99%	0.92%
Portfolio turnover rate	99%	94%	175%	121%	138%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.09	%(f)	1.15%	1.20%	1.38%	1.33%
Interest expense and commitment fees	—		—	—	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	71

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$19.61	$20.03	$22.58	$21.17	$19.25
Income from Investment Operations:
Net investment income/(loss)(a)	(0.02)	0.16	0.18	0.05	0.03
Net realized and unrealized gain/(loss)	2.17	1.93	(1.31)	1.45	1.94

Total from investment operations	2.15	2.09	(1.13)	1.50	1.97
Less Distributions Declared to Shareholders:
From net investment income	(0.06)	(0.28)	(0.20)	(0.09)	(0.05)
From net realized gains	(0.16)	(2.23)	(1.22)	—	—

Total distributions declared to shareholders	(0.22)	(2.51)	(1.42)	(0.09)	(0.05)
Net Asset Value, End of Period(b)	$21.54	$19.61	$20.03	$22.58	$21.17
Total Return(b)(c)	11.05%	11.03%	(5.45)%	7.10%	10.28%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$4,664	$6,183	$6,292	$5,690	$6,019
Gross operating expenses(e)	1.90%	1.90%	1.95%	2.13%	2.09%
Net investment income/(loss)	(0.11)%	0.83%	0.81%	0.24%	0.17%
Portfolio turnover rate	99%	94%	175%	121%	138%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.84	%(f)	1.90%	1.95%	2.13%	2.08%
Interest expense and commitment fees	—		—	—	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

72	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$22.24	$22.32	$24.82	$23.20	$21.09
Income from Investment Operations:
Net investment income(a)	0.22	0.37	0.57	0.30	0.27
Net realized and unrealized gain/(loss)	2.45	2.19	(1.59)	1.58	2.11

Total from investment operations	2.67	2.56	(1.02)	1.88	2.38
Less Distributions Declared to Shareholders:
From net investment income	(0.31)	(0.41)	(0.26)	(0.26)	(0.27)
From net realized gains	(0.16)	(2.23)	(1.22)	—	—

Total distributions declared to shareholders	(0.47)	(2.64)	(1.48)	(0.26)	(0.27)
Net Asset Value, End of Period(b)	$24.44	$22.24	$22.32	$24.82	$23.20
Total Return(b)(c)	12.15%	12.14%	(4.51)%	8.15%	11.41%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$50,209	$12,139	$7,695	$381	$326
Gross operating expenses(e)	0.90%	0.90%	0.90%	1.14%	1.09%
Net investment income (loss)	0.89%	1.73%	2.39%	1.24%	1.22%
Portfolio turnover rate	99%	94%	175%	121%	138%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.84	%(f)	0.90%	0.90%	1.14%	1.08%
Interest expense and commitment fees	—		—	—	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	73

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$11.82	$11.94	$12.08	$11.64	$12.34
Income from Investment Operations:
Net investment income(a)	0.25	0.21	0.25	0.33	0.31
Net realized and unrealized gain/(loss)	(0.18)	0.24	—	0.44	(0.70)

Total from investment operations	0.07	0.45	0.25	0.77	(0.39)
Less Distributions Declared to Shareholders:
From net investment income	(0.25)	(0.22)	(0.26)	(0.33)	(0.31)
From net realized gains	—	(0.35)	(0.13)	—	—

Total distributions declared to shareholders	(0.25)	(0.57)	(0.39)	(0.33)	(0.31)
Net Asset Value, End of Period(b)	$11.64	$11.82	$11.94	$12.08	$11.64
Total Return(b)(c)	0.67%	3.85%	2.07%	6.67%	(3.26)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$12,802	$25,515	$18,435	$27,149	$30,390
Gross operating expenses(e)	1.32%	1.11%	1.06%	0.98%	1.13%
Net investment income/(loss)	2.15%	1.81%	2.11%	2.76%	2.53%
Portfolio turnover rate	9%	1%	17%	14%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.91	%(f)	0.91%	0.92%	0.98%	1.12%
Interest expense and commitment fees	0.01%		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

74	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$11.81	$11.94	$12.07	$11.63	$12.33
Income from Investment Operations:
Net investment income(a)	0.16	0.13	0.16	0.24	0.22
Net realized and unrealized gain/(loss)	(0.17)	0.22	—	0.44	(0.71)

Total from investment operations	(0.01)	0.35	0.16	0.68	(0.49)
Less Distributions Declared to Shareholders:
From net investment income	(0.17)	(0.13)	(0.16)	(0.24)	(0.21)
From net realized gains	—	(0.35)	(0.13)	—	—

Total distributions declared to shareholders	(0.17)	(0.48)	(0.29)	(0.24)	(0.21)
Net Asset Value, End of Period(b)	$11.63	$11.81	$11.94	$12.07	$11.63
Total Return(b)(c)	(0.08)%	3.01%	1.40%	5.88%	(3.98)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$976	$1,849	$1,166	$925	$1,000
Gross operating expenses(e)	2.07%	1.86%	1.81%	1.73%	1.88%
Net investment income/(loss)	1.42%	1.08%	1.37%	2.01%	1.77%
Portfolio turnover rate	9%	1%	17%	14%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.66	%(f)	1.66%	1.67%	1.73%	1.87%
Interest expense and commitment fees	0.01%		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

See accompanying Notes to Financial Statements.	75

FINANCIAL HIGHLIGHTS

Highland Tax-Exempt Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$12.82	$12.93	$13.06	$12.58	$13.34
Income from Investment Operations:
Net investment income(a)	0.30	0.27	0.31	0.38	0.36
Net realized and unrealized gain/(loss)	(0.19)	0.24	—	0.48	(0.76)

Total from investment operations	0.11	0.51	0.31	0.86	(0.40)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)	(0.27)	(0.31)	(0.38)	(0.36)
From net realized gains	—	(0.35)	(0.13)	—	—

Total distributions declared to shareholders	(0.31)	(0.62)	(0.44)	(0.38)	(0.36)
Net Asset Value, End of Period(b)	$12.62	$12.82	$12.93	$13.06	$12.58
Total Return(b)(c)	0.88%	4.03%	2.42%	6.97%	(3.03)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$38	$158	$426	$167	$266
Gross operating expenses(e)	1.07%	0.86%	0.81%	0.72%	0.87%
Net investment income (loss)	2.36%	2.10%	2.40%	3.01%	2.78%
Portfolio turnover rate	9%	1%	17%	14%	16%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.66	%(f)	0.66%	0.67%	0.72%	0.87%
Interest expense and commitment fees	0.01%		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

76	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$13.06	$12.58	$12.79	$12.61	$13.04
Income from Investment Operations:
Net investment income(a)	0.32	0.33	0.27	0.24	0.17
Net realized and unrealized gain/(loss)	(0.06)	0.50	(0.18)	0.20	(0.41)

Total from investment operations	0.26	0.83	0.09	0.44	(0.24)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)	(0.32)	(0.27)	(0.24)	(0.17)
From return of capital	(0.02)	(0.03)	(0.03)	(0.02)	(0.02)

Total distributions declared to shareholders	(0.34)	(0.35)	(0.30)	(0.26)	(0.19)
Net Asset Value, End of Period(b)	$12.98	$13.06	$12.58	$12.79	$12.61
Total Return(b)(c)	2.06%	6.72%	0.66%	3.47%	(1.92)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$104,803	$118,519	$126,892	$144,839	$161,673
Gross operating expenses(e)	0.93%	0.91%	0.86%	0.97%	1.04%
Net investment income/(loss)	2.48%	2.58%	2.09%	1.91%	1.32%
Portfolio turnover rate	20%	46%	57%	283%	456%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90	%(f)	0.90%	0.86%	0.97%	1.04%
Interest expense and commitment fees	—		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	77

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$13.08	$12.60	$12.80	$12.62	$13.06
Income from Investment Operations:
Net investment income(a)	0.22	0.24	0.18	0.15	0.07
Net realized and unrealized gain/(loss)	(0.06)	0.50	(0.18)	0.19	(0.42)

Total from investment operations	0.16	0.74	—	0.34	(0.35)
Less Distributions Declared to Shareholders:
From net investment income	(0.23)	(0.23)	(0.17)	(0.15)	(0.07)
From return of capital	(0.02)	(0.03)	(0.03)	(0.01)	(0.02)

Total distributions declared to shareholders	(0.25)	(0.26)	(0.20)	(0.16)	(0.09)
Net Asset Value, End of Period(b)	$12.99	$13.08	$12.60	$12.80	$12.62
Total Return(b)(c)	1.23%	5.92%	(0.01)%	2.62%	(2.57)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$2,893	$5,585	$3,697	$3,082	$3,098
Gross operating expenses(e)	1.68%	1.66%	1.61%	1.72%	1.79%
Net investment income/(loss)	1.74%	1.87%	1.35%	1.16%	0.57%
Portfolio turnover rate	20%	46%	57%	283%	456%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.65	%(f)	1.65%	1.61%	1.72%	1.79%
Interest expense and commitment fees	—		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

78	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$13.05	$12.57	$12.78	$12.60	$13.03
Income from Investment Operations:
Net investment income(a)	0.35	0.36	0.32	0.27	0.16
Net realized and unrealized gain/(loss)	(0.05)	0.50	(0.20)	0.20	(0.37)

Total from investment operations	0.30	0.86	0.12	0.47	(0.21)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)	(0.35)	(0.30)	(0.27)	(0.20)
From return of capital	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)

Total distributions declared to shareholders	(0.38)	(0.38)	(0.33)	(0.29)	(0.22)
Net Asset Value, End of Period(b)	$12.97	$13.05	$12.57	$12.78	$12.60
Total Return(b)(c)	2.31%	6.99%	0.91%	3.73%	(1.60)%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$32,679	$2,899	$4,029	$222	$159
Gross operating expenses(e)	0.68%	0.66%	0.61%	0.72%	0.79%
Net investment income/(loss)	2.71%	2.83%	2.45%	2.13%	1.27%
Portfolio turnover rate	20%	46%	57%	283%	456%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017		2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.65	%(f)	0.65%	0.61%	0.72%	0.79%
Interest expense and commitment fees	—		—	0.01%	—	—
Dividends and fees on securities sold short	—		—	—	—	—

(f)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis.

See accompanying Notes to Financial Statements.	79

NOTES TO FINANCIAL STATEMENTS

September 30, 2017	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers six of the Funds: Highland Global Allocation Fund (the “Global Allocation Fund”), Highland Premier Growth Equity Fund (the “Premier Growth Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), Highland Tax-Exempt Fund (the “Tax-Exempt Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”). The Highland Energy MLP Fund is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each Fund, except the Tax-Exempt Fund, previously offered Class R shares to investors, but this share class was liquidated March 15, 2016.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Global Allocation Fund	5.75
Premier Growth Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Tax-Exempt Fund	4.25
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.

80	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV) will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2017, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, commercial paper, preferred stocks, exchange-traded funds, rights, warrants, securities sold short and options. The fair value of the Funds’ senior loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Senior loans, bonds and asset-backed securities with quotes that are based on

Annual Report	81

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2017 is as follows:

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund
Assets
U.S. Senior Loans
Chemicals	$1,036,854	$—	$—	$1,036,854
Energy	28,615,139	—	28,615,139	—
Financial	2,563,170	—	2,563,170	—
Manufacturing	3,498,985	—	3,498,985	—
Media & Telecommunications	1,497,555	—	1,497,555	—
Retail	8,388,157	—	8,388,157	—
Service	2,264,375	—	2,264,375	—
Telecommunications	63,492,998	—	16,852,368	46,640,630
Utilities	2,108,799	—	2,108,799	—
Non-U.S. Senior Loans
Healthcare	5,038,493	—	—	5,038,493
Information Technology	5,759,960	—	5,759,960	—
Manufacturing	341,709	—	341,709	—
U.S. Corporate Bonds & Notes(1)	18,146,870	—	18,146,870	—
Non-U.S. Government Bonds	50,044,104	—	50,044,104	—

82	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
U.S. Equity
Automobiles & Components	$136,440	$136,440	$—	$—
Banks	766,516	766,516	—	—
Capital Goods	1,264,240	1,264,240	—	—
Chemicals	12,913,408	11,687,744	—	1,225,664
Commercial & Professional Services	110,850	110,850	—	—
Consumer Services	17,898,206	17,898,206	—	—
Diversified Financials	1,892,410	1,892,410	—	—
Energy	2,148,658	2,148,658	—	—
Food & Staples Retailing	162,640	162,640	—	—
Food, Beverage & Tobacco	555,915	555,915	—	—
Healthcare Equipment & Services	19,042,409	19,042,409	—	—
Insurance	527,281	527,281	—	—
Materials	361,820	361,820	—	—
Media	3,921,077	3,921,077	—	—
Pharmaceuticals, Biotechnology & Life Sciences	11,659,796	11,659,796	—	—
Real Estate	26,029,276	26,029,276	—	—
Semiconductors & Semiconductor Equipment	258,510	258,510	—	—
Software & Services	23,728,714	23,728,714	—	—
Technology Hardware & Equipment	249,675	249,675	—	—
Telecommunication Services	96,811,555	—	—	96,811,555
Transportation	15,491,238	15,491,238	—	—
Utilities	148,577,900	148,577,900	—	—
Non-U.S. Equity
Banks	16,100,283	16,100,283	—	—
Capital Goods	4,227,545	4,227,545	—	—
Commercial & Professional Services	5,149,967	5,149,967	—	—
Consumer Durables & Apparel	2,265,358	2,265,358	—	—
Energy	2,819,482	2,819,482	—	—
Food, Beverage & Tobacco	2,372,134	2,372,134	—	—
Healthcare Equipment & Services	2,178,000	—	—	2,178,000
Materials	1,493,919	1,493,919	—	—
Media	3,321,707	3,321,707	—	—
Pharmaceuticals, Biotechnology & Life Sciences	89,396	89,396	—	—
Real Estate	1,312,075	1,312,075	—	—
Retailing	163,500	163,500	—	—
Software & Services	6,690,357	6,690,357	—	—
Utilities	6,279,675	6,279,675	—	—
U.S. Rights	8,893,286	—	8,893,286	—
Non-U.S. Warrants	99,206	—	—	99,206
U.S. Purchased Call Options	13,900,563	13,900,563	—	—
U.S. Purchased Put Options	428,563	428,563	—	—
U.S. Registered Investment Companies	21,207,511	21,207,511	—	—
Non-U.S. Investment Companies	3,491,987	—	—	3,491,987
U.S. Master Limited Partnerships(1)	177,634,925	177,634,925	—	—
U.S. Asset-Backed Securities	65,179,212	—	64,938,565	240,647

Total Assets	922,604,353	551,928,275	213,913,042	156,763,036

Annual Report	83

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Allocation Fund (continued)
Liabilities
Securities Sold Short
Common Stocks_SS(1)	$(74,197,053)	$(74,197,053)	$—	$—
Non-U.S. Equity_SS(1)	(17,892,160)	(17,892,160)	—	—
Non-U.S. Corporate Bonds & Notes_SS	(5,526,010)	—	(5,526,010)	—
Exchange-Traded Funds_SS(1)	(5,801,290)	(5,801,290)	—	—
Corporate Bonds_SS(1)	(2,990,167)	—	(2,990,167)	—
Other Financial Instruments
Equity Contracts—Futures(2)	(4,176,404)	(4,176,404)	—	—
Futures(2)	(720,192)	(720,192)	—	—
Written Options Contracts	(1,111,000)	(1,111,000)	—	—
Written Put Options Contracts	(40,000)	(40,000)	—	—

Total Liabilities	(112,454,276)	(103,938,099)	(8,516,177)	—

Total	$810,150,077	$447,990,176	$205,396,865	$156,763,036

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Premier Growth Equity Fund
Assets
Common Stocks(1)	$148,243,044	$148,243,044	$—	$—
Preferred Stocks(1)	2,582,611	—	—	2,582,611
Master Limited Partnerships(1)	1,577,510	1,577,510	—	—
Registered Investment Companies	15,343,118	15,343,118	—	—

Total	$167,746,283	$165,163,672	$—	$2,582,611

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund
Assets
Common Stocks(1)	$66,291,119	$66,291,119	$—	$—
Master Limited Partnerships(1)	6,901,012	6,901,012	—	—
Registered Investment Companies	15,305	15,305	—	—
Purchased Call Options	265,000	265,000	—	—

Total Assets	73,472,436	73,472,436	—	—

84	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small-Cap Equity Fund (continued)
Liabilities
Securities Sold Short(1)	$(2,531,100)	$(2,531,100)	$—	$—
Other Financial Instruments
Written Options Contracts	(65,000)	(65,000)	—	—
Equity Contracts—Futures(2)	(548,924)	(548,924)	—	—

Total Liabilities	(3,145,024)	(3,145,024)	—	—

Total	$70,327,412	$70,327,412	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Fund
Assets
Agency Collateralized Mortgage Obligations	$17,922	$—	$17,922	$—
Agency Mortgage-Backed Securities	1,739,143	—	1,739,143	—
Corporate Bonds & Notes(1)	21,621,920	—	21,621,920	—
Foreign Corporate Bonds & Notes(1)	190,577	—	190,577	—
Municipal Bonds & Notes(1)	250,723	—	250,723	—
Non-Agency Collateralized Mortgage-Backed Securities	187,385	—	187,385	—
U.S. Treasuries	1,498,535	—	1,498,535	—
U.S. Treasury Bills	10,989,999	—	10,989,999	—
Domestic Equity
Common Stocks
Capital Goods	1,971,637	1,971,637	—	—
Consumer Durables & Apparel	1,297,778	1,297,778	—	—
Consumer Services	1,512,536	1,512,536	—	—
Diversified Financials	12,904,909	12,904,909	—	—
Food & Staples Retailing	1,594,207	1,594,207	—	—
Materials	1,794,306	1,794,306	—	—
Media	997,471	997,471	—	—
Real Estate	3,255,900	3,245,357	—	10,543
Retailing	510,678	510,678	—	—
Semiconductors & Semiconductor Equipment	954,115	954,115	—	—
Software & Services	2,766,611	2,766,611	—	—
Telecommunication Services	5,935,975	5,935,975	—	—
Preferred Stocks(1)	1,553,106	1,553,106	—	—
Foreign Equity
Common Stocks(1)	16,434,706	16,434,706	—	—
Registered Investment Companies	6,010,363	6,010,363	—	—
Foreign Equity
Commercial Paper	4,994,958	—	4,994,958	—
Money Market Funds	14,440,969	14,440,969	—	—

Total	$115,426,429	$73,924,724	$41,491,162	$10,543

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	85

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Tax-Exempt Fund
Assets
Municipal Bonds & Notes(1)	$13,181,794	$—	$13,181,794	$—
Cash Equivalents	470,421	470,421	—	—

Total	$13,652,215	$470,421	$13,181,794	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fixed Income Fund
Assets
Agency Collateralized Mortgage Obligations	$115,208	$—	$115,208	$—
Agency Mortgage-Backed Securities	15,769,151	—	15,769,151	—
Asset-Backed Securities	7,312,132	—	7,312,132	—
Corporate Bonds & Notes(1)	54,407,619	—	54,407,619	—
Foreign Corporate Bonds & Notes(1)	7,378,766	—	7,378,766	—
Municipal Bonds & Notes(1)	14,088,664	—	14,088,664	—
Non-Agency Collateralized Mortgage-Backed Securities	2,559,773	—	2,559,773	—
Sovereign Bonds	967,447	—	967,447	—
U.S. Government Agencies	8,474,771	—	8,474,771	—
U.S. Treasuries	4,437,130	—	4,437,130	—
Domestic Equity
Common Stocks
Energy	164,952	164,952	—	—
Real Estate	2,484,941	2,295,920	—	189,021
Preferred Stocks(1)	2,293,490	2,293,490	—	—
Foreign Equity	1,253,666	1,253,666	—	—
Registered Investment Companies	11,435,399	11,435,399	—	—
Cash Equivalents	9,830,603	9,830,603	—	—

Total	$142,973,712	$27,274,030	$115,510,661	$189,021

(1)	See Investment Portfolio detail for industry breakout.

86	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The tables below set forth a summary of changes in the Global Allocation Fund, Premier Growth Equity Fund, Total Return Fund and the Fixed Income Fund assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2017.

	Balance as of September 30, 2016	Transfers Out of Level 3	Transfers into Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net (Sales)	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2017
Highland Global Allocation Fund
U.S. Senior Loans
Chemicals	$—	$—	$—	$16,883	$—	$44,511	$975,460	$—	$1,036,854	$44,511
Telecommunications	41,698,182	—	—	(6,463)	—	33,583	4,915,328	—	46,640,630	33,583
Non-U.S. Senior Loans
Healthcare	5,623,437	—	—	—	—	(42,025)	—	(542,919)	5,038,493	(42,025)
Non-U.S. Asset-Backed Securities	225,024	—	—	—	—	15,623	—	—	240,647	15,623
U.S. Equity
Chemicals	7,883,383	(11,687,744)	—	—	—	3,817,588	1,212,437	—	1,225,664	3,817,588
Telecommunication Services	95,809,137	—	—	—	—	1,002,418	—	—	96,811,555	1,002,419
Non-U.S. Equity
Healthcare Equipment & Services	1,793,000	—	—	—	—	385,000	—	—	2,178,000	385,000
Non-U.S. Warrants
Healthcare Equipment & Services	83,807	—	—	—	—	15,399	—	—	99,206	15,398
Non-U.S. Investment Companies	4,071,507	—	—	—	—	(579,520)	—	—	3,491,987	(579,520)

Total	$157,187,477	$(11,687,744)	$—	$10,420	$—	$4,692,577	$7,103,225	$(542,919)	$156,763,036	$4,692,577

	Balance as of September 30, 2016	Transfers into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2017
Highland Premier Growth Equity Fund
Preferred Stocks
Software & Services	$—	$—	$—	$—	$—	$82,609	$2,500,002	$—	$2,582,611	$82,609

Total	$—	$—	$—	$—	$—	$82,609	$2,500,002	$—	$2,582,611	$82,609

Annual Report	87

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

	Balance as of September 30, 2016	Transfers into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2017
Highland Total Return Fund
Common Stocks
Real Estate	$—	$—	$—	$—	$—	$(790)	$11,333	$—	$10,543	$(790)

Total	$—	$—	$—	$—	$—	$(790)	$11,333	$—	$10,543	$(790)

	Balance as of September 30, 2016	Transfers into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2017
Highland Fixed Income Fund
Corporate Bonds & Notes
Diversified Financials	$505,650	$—	$(500,000)	$—	$—	$(5,650)	$—	$—	$—	$—
Common Stocks
Real Estate	—	—	—	—	—	(20,236)	209,256	—	189,021	(20,236)

Total	$505,650	$—	$(500,000)	$—	$—	$(25,886)	$209,256	$—	$189,021	$(20,236)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended September 30, 2017, a net amount of $11,687,744 of the Global Allocation Fund’s portfolio investments were transferred from Level 3 to Level 1. Transfers from Level 3 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine price.

For the year ended September 30, 2017, a net amount of $500,000 of the Fixed Income Fund’s portfolio investments were transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

The Funds use end of period market value in the determination of the amount associated with any transfers between levels.

88	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Global Allocation Fund
U.S. Equity	$98,037,219	Multiples Analysis	Price/MHz-PoP	$0.120 - $0.525
		Multiples Analysis	LTM EBITDA Multiple	9.4x
			Liquidity Discount	10%
			Size Adjustment	10%
U.S. Senior Loans	47,677,485	Discounted Cash Flow	Spread Adjustment	0.10%
		Debt-Loan Spread	Adjusted Yield	8.98% - 10.36%
			Swap Rate	1.93% - 2.04%
Non-U.S. Senior Loans	5,038,493	Discounted Cash Flow	Spread Adjustment	0.08%
Non-U.S. Investment Companies	3,491,987	Net Asset Value	N/A	N/A
Non-U.S. Equity	2,178,000	Discounted Cash Flow	Discount Rate	11.50%
			Terminal Multiple	8.0x
			Minority Discount	16.7%
			Discount for Lack of Marketability	12.5%
Non-U.S. Asset-Backed Securities	240,647	Discounted Cash Flow	Discount Rate	20.85%
Non-U.S. Warrants	99,206	Black-Scholes Model	Annualized Volatility	60%

Total	$156,763,037
Highland Premier Growth Equity Fund
Preferred Stock	$2,582,611	Multiples Analysis	Multiple of NFY+1 Gross Profit	4.0x
			Multiple of NFY+1 Total Revenue	4.25x
			Minority Discount	20%
		Discounted Cash Flow	Discount Rate	37.5%
			Terminal Multiple	3.5x
			Minority Discount	20%
			Discount for Lack of Marketability	15%

Total	$2,582,611
Highland Total Return Fund
REIT	$10,543	Market Approach	Market Index Adjustment	-22%

Total	$10,543
Highland Fixed Income Fund
REIT	$189,021	Market Approach	Market Index Adjustment	-22%

Total	$189,021

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such

Annual Report	89

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Tax-Exempt Fund and Fixed Income Fund typically declare investment income dividends daily and pay them monthly. The Global Allocation Fund declares and pays investment income dividends quarterly. All other Funds typically declare and pay dividends from investment income annually. All Funds typically declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. For the year ended September 30, 2017, the Global Allocation Fund incurred $2,921,931 of interest expense related to its prime broker relationships.

Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $41,899,440 and $2,517,063 were held with the broker for the Global Allocation Fund and Small-Cap Equity Fund, respectively.

Additionally, securities valued at $502,090,852, $9,098,973 and $65,484,419 were posted in the Global Allocation Fund’s, Premier Growth Equity Fund’s and Small-Cap Equity Fund’s segregated account, respectively, as collateral as of September 30, 2017.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing

90	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

The Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid assets in an amount equal to the value of the Fund’s obligation under those contracts, marked to market on a daily basis. For the year ended September 30, 2017, none of the Funds invested in forward foreign currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

At September 30, 2017, the Global Allocation and Small Cap Equity Funds held futures contracts as detailed in the notes to the Fund’s Investment Portfolio. The Global Allocation and Small Cap Equity Funds entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

For the year ended September 30, 2017, the Highland Premier Growth Equity, Highland Total Return, Highland Tax-Exempt, and Highland Fixed Income Funds did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration,

Annual Report	91

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at September 30, 2017:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Global Allocation Fund
Equity Risk	$10,915,000	(1)	$(5,430,878	)(2)(3)(4)
Foreign Currency Risk	3,414,125	(1)	(616,718	)(2)(3)(4)
Small-Cap Equity Fund
Equity Risk	265,000	(1)	(613,924	)(2)(3)(4)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(4)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the

Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Global Allocation Fund and the Small-Cap Equity Fund held certain investments during the year with such ISDA master agreements; see the Investment Portfolio listing for details on amounts that were outstanding at September 30, 2017.

92	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017, is as follows:

Fund	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Global Allocation Fund
Equity Risk	$20,206,039	(1)(2)(3)	$(15,167,242	)(4)(5)(6)
Interest Rate Risk	(5,511	)(2)	(616,718	)(5)
Foreign Exchange Risk	(18,904,271	)(1)	(641,007	)(4)
Premier Growth Equity Fund
Equity Risk	517,277	(1)(2)	395,948	(4)
Small-Cap Equity Fund
Equity Risk	(1,739,253	)(1)(2)(3)	(792,604	)(4)(5)(6)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on future contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) on investments.
(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the year ended September 30, 2017, is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Global Allocation Fund
Futures Contracts(1)	—	$(145,184)
Purchased Options Contracts	9,717,012	—
Written Options contracts	(5,255,562)	—
Premier Growth Equity Fund
Purchased Options	291,362	—
Small-Cap Equity Fund
Futures Contracts(1)	—	(64,213)
Purchased Options	130,769	—
Written Options	(119,231)	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of the value of its total assets (5% in the case of the Tax-Exempt Fund), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Funds’ securities lending policies, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Funds benefit from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Annual Report	93

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Global Allocation Fund	$7,157,849	$6,993,859	$—	$163,990
Premier Growth Equity Fund	11,548,805	23,089,084	—	—
Total Return Fund	4,778,007	6,859,723	—	—
Fixed Income Fund	3,083,765	3,685,234	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

For the year ended September 30, 2017, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral(2)
Global Allocation Fund	$6,993,859	$7,157,849	$253,104
Premier Growth Equity Fund	23,089,084	11,548,805	12,021,181
Total Return Fund	6,859,723	4,778,007	2,208,649
Fixed Income Fund	3,685,234	3,083,765	676,500

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt and Sovereign debt.
Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2017, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, partnership basis adjustments and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in- Capital
Global Allocation Fund	$(5,301,413)	$12,666,635	$(7,365,222)
Premier Growth Equity Fund	(4,055)	(33,633)	37,688
Small-Cap Equity Fund	(205,182)	167,288	37,894
Total Return Fund	(57,701)	57,837	(136)
Tax-Exempt Fund	—	—	—
Fixed Income Fund	248,332	23,228	(271,560)

At September 30, 2017, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Global Allocation Fund	$—	$—	$—	$(23,349,883)	(94,376,306)	$(355,436,187)
Premier Growth Equity Fund	—	33,270,706	—	(203,764)	—	34,701,817
Small-Cap Equity Fund	6,352,151	2,385,202	—	—	—	5,025,752
Total Return Fund	653,503	1,898,567	—	—	—	5,844,835
Tax-Exempt Fund	—	372,999	57,220	—	—	521,146
Fixed Income Fund	—	—	—	(208,957)	(1,763,608)	1,615,265

(1)	Other temporary differences are comprised of dividends payable.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, and other adjustments.

94	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

As of September 30, 2017, the most recent tax year-end, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Fund	2018		No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
Global Allocation Fund	$604,956	(2)	$84,686,226	$9,085,124	$94,376,306
Premier Growth Equity Fund	—		—	—	—
Small-Cap Equity Fund	—		—	—	—
Total Return Fund	—		—	—	—
Tax-Exempt Fund	—		—	—	—
Fixed Income Fund	—		—	1,763,608	1,763,608

(1)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(2)

Includes capital loss acquired due to Global Allocation Fund’s merger with Highland U.S. Equity Fund on September 28, 2012 and the prior year mergers with Highland International Equity Fund and Global Select Equity Fund on September 20, 2013. The Global Allocation Fund’s ability to utilize these capital losses is limited under Internal Revenue Service regulations.

During the year ended September 30, 2017, the Fixed Income Fund and the Tax-Exempt Fund utilized capital carryforwards in the amount of $3,125 and $1,636, respectively.

The tax composition of distributions paid during the years ended September 30, 2017 and September 30, 2016 (unless otherwise indicated) were as follows:

	Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
Global Allocation Fund
2017	$—	$57,260,233	$—	$2,173,047
2016	—	75,774,590	—	$4,465,661
Premier Growth Equity Fund
2017	—	—	35,694,222	—
2016	—	9,467	19,066,459	—
Small-Cap Equity Fund
2017	—	321,352	2,229,639	—
2016	—	17,190	4,986,416	—
Total Return Fund
2017	—	1,125,467	181,506	—
2016	—	2,913,433	6,064,211	—
Tax-Exempt Fund
2017	366,251	—	—	—
2016	434,910	—	602,638	—
Fixed Income Fund
2017	—	3,450,140	—	261,189
2016	—	3,332,491	—	301,597
(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Annual Report	95

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

Unrealized appreciation and depreciation at September 30, 2017, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Global Allocation Fund	$51,763,637	$(408,901,275)	$(357,137,638)	$1,235,874,406
Premier Growth Equity Fund	38,774,534	(4,072,717)	34,701,817	133,044,466
Small-Cap Equity Fund	11,573,964	(6,246,203)	5,327,761	67,629,275
Total Return Fund	6,838,050	(990,572)	5,847,478	109,578,951
Tax-Exempt Fund	528,461	(7,315)	521,146	13,131,069
Fixed Income Fund	3,393,535	(1,778,270)	1,615,265	141,358,447

Under current laws, certain capital losses after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2017, the Funds elected to defer the following losses incurred from November 1, 2016 through September 30, 2017:

Fund	Realized Capital Losses	Ordinary Losses
Global Allocation Fund	$(21,934,372)	$(1,248,544)
Premier Growth Equity Fund	—	(203,764)
Small-Cap Equity Fund	—	—
Total Return Fund	—	—
Tax-Exempt Fund	—	—
Fixed Income Fund	(174,628)	—

Note 6. Credit Agreement

Effective May 24, 2013, the Funds entered into an unsecured credit agreement with State Street (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Unsecured Credit Agreement expired on March 20, 2017. Prior to expiration, the maximum borrowing amount under the Unsecured Credit Facility was $100 million with interest charged at a rate of LIBOR plus 1.25% and a commitment fee of 0.25% on undrawn amounts. Included in the Statement of Operations is $187,790, $60,923, $25,637 and $472 of interest expense related to the Unsecured Credit Agreement for Global Allocation, Premier Growth Equity, Small-Cap Equity and Tax-Exempt Funds, respectively. Commitment fees for the Global Allocation Fund, the Premier Growth Equity Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund, and the Fixed Income Fund were $26,254, $4,733, 1,312, $2,089, $757 and $3,762, respectively. For the year ended

September 30, 2017 the Global Allocation Fund, the Premier Growth Equity Fund, the Small-Cap Equity Fund and the Tax-Exempt Fund had average daily note balances of $9,795,890, $2,694,521, $1,326,712, and $62,466 respectively, at a weighted average interest rate of 1.89%, 1.95%, 1.88%, and 2.04% for the days outstanding.

On May 18, 2017, the Small-Cap Equity Fund entered into a Master Margin Loan Agreement (the “Margin Loan Agreement”) with The Bank of New York Mellon that expires on May 17, 2018. Interest is charged to the Small-Cap Equity Fund under the Margin Loan Agreement based on its borrowings at a rate equal to LIBOR plus 1.20%. In addition, the Small-Cap Equity Fund pays a commitment fee of 0.40% on any undrawn amount. Included in the Statement of Operations is $87,865 of interest expense and commitment fees. The Small-Cap Equity Fund did not have an outstanding balance under the Margin Loan Agreement as of September 30, 2017. For the period ended September 30, 2017, the Small-Cap Equity Fund’s average daily balance under the Margin Loan Agreement was $3,143,973, at a weighted average interest rate of 2.36% for the days outstanding.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory Fees and Administration Fees

For its investment advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

96	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The table below shows each Fund’s contractual advisory fee with Highland for the year ended September 30, 2017:

Fund	Annual Fee Rate to Highland
Global Allocation Fund	0.40%
Premier Growth Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Tax-Exempt Fund	0.35%
Fixed Income Fund	0.30%

On behalf of the Funds, the Trust has entered into an administration agreement with State Street and pays State Street a fee for administration services. The Investment Adviser generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Sub-Advisory Fees

The Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund are sub-advised by First Foundation Advisors (“FFA”). The Investment Adviser pays FFA an investment sub-advisory fee out of the advisory fees that it receives form the respective Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Funds pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Global Allocation Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund to 0.90%, 1.15%, 0.95%, 0.65% and 0.65%, respectively, of average daily net assets attributable to any class of the Global Allocation Fund, the Small-Cap Equity Fund, the Total Return Fund, the Tax-Exempt Fund and the Fixed Income Fund (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2018, and may not be terminated prior to this date without the action or consent of the Board. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

On September 30, 2017, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Expiring during Fiscal Years Ending September 30,
Fund	2018	2019	2020
Global Allocation Fund	$—	$660,281	$—
Premier Growth Equity Fund	—	—	—
Small-Cap Equity Fund	193,129	222,967	240,496
Total Return Fund	—	—	—
Tax-Exempt Fund	25,890	48,223	71,485
Fixed Income Fund	—	3,184	32,572

During the year ended September 30, 2017, the Investment Adviser recouped $6,274 of fees previously waived or reimbursed in the Fixed Income Fund, and $55,044 of fees previously waived and or reimbursed in the Small-Cap Equity Fund by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Funds during the year ended September 30, 2017.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each fund in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Funds believe that Mr. Powell is technically no longer an “interested person” of the Funds, in light of his previous employment and the possibility that he may provide consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Funds. Therefore, the Funds treat Mr. Powell as an interested person” of the Funds for all purposes other than compensation and the Trust’s code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from

Annual Report	97

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Reimbursement of Custodian Fees

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged for certain predecessor entities of the Fund and what should have been charged, plus interest, was communicated back to the Funds in Q4 2016 as a reimbursement. This amount was recorded as “Reimbursement of Custodian Fees” in the Statement of Operations.

Distribution and Shareholder Service Fees

The Funds have a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Funds. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $68,003 of front-end sales charges from the sale of Class A shares and $4,855 in contingent deferred sales charges from the redemption of Class C shares of the Funds during the year ended September 30, 2017.

Fund	Class A Front-End Sales Charges	Class C CDSC Fees
Global Allocation Fund	$50,635	$4,051
Fixed Income Fund	1,291	18
Premier Growth Equity Fund	1,605	243
Small-Cap Equity Fund	12,879	543
Tax-Exempt Fund	427	—
Total Return Fund	1,166	—

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

98	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which each Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to each Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations(see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when each Fund establishes certain derivative instrument positions, such as certain futures, warrants, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to each Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Fund’s yield on any such securities.

Annual Report	99

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a

Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 9. Investment Transactions Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2017, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Global Allocation Fund	—	—	$697,455,796	$953,707,521
Premier Growth Equity Fund	—	—	130,837,023	176,696,189
Small-Cap Equity Fund	—	—	65,639,932	52,733,323
Total Return Fund	1,497,070	348,270	55,729,806	60,019,868
Tax-Exempt Fund	—	—	1,485,550	11,613,292
Fixed Income Fund	4,493,064	6,281,311	31,936,968	16,308,481

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control.

100	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Funds II

The tables below show affiliated issuers of each Fund as of September 30, 2017:

Global Allocation Fund
Issuer	Shares at September 30, 2016	Beginning Value as of September 30, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017	Shares at September 30, 2017	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	644,112	$13,094,804	$275,368	$—	$—	$664,186	$14,034,358	657,039	$275,368
Highland/iBoxx Senior Loan ETF (Exchange-Traded Funds)	43,198	805,211	—	798,967	(56,137)	49,893	—	—	24,250
Highland Energy MLP Fund (Master Limited Partnerships)	3,793,330	18,701,118	1,836,115	—	—	(3,765,479)	16,771,754	4,203,447	1,836,115
Nexpoint Credit Strategies Fund (Registered Investment Companies)	—	—	14,154	—	—	1,151	15,305	664	551
BB Votorantim Highland Infrastructure LLC (Non-U.S. Investment Companies)	10,000	4,071,507	—	—	—	(579,520)	3,491,987	10,000	—
TerreStar Corp. (U.S. Equity)	306,550	95,809,137	—	—	—	1,002,418	96,811,555	306,550	—
TerreStar Corp. (U.S. Senior Loans)	41,865,645	41,698,182	4,915,328	—	—	27,120	46,640,630	46,780,973	4,915,328

Total	46,662,835	$174,179,959	$7,040,965	$798,967	$(56,137)	$(2,600,231)	$177,765,589	51,958,673	$7,051,612

Highland Premier Growth Equity Fund
Issuer	Shares at September 30, 2016	Beginning Value as of September 30, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017	Shares at September 30, 2017	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	173,439	$3,526,016	$74,148	$—	$—	$178,844	$3,779,008	176,920	$74,148
NexPoint Credit Strategies Fund (Registered Investment Companies)	—	—	14,154	—	—	1,151	15,305	664	551

Total	173,439	$3,526,016	$88,302	$—	$—	$179,995	$3,794,313	177,584	$74,699

Annual Report	101

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2017	Highland Funds II

Highland Small-Cap Equity Fund
Issuer	Shares at September 30, 2016	Beginning Value as of September 30, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017	Shares at September 30, 2017	Affiliated Income
Other Affiliates
NexPoint Residential Trust, Inc., REIT	—	$—	$1,318,710	$—	$—	$(25,425)	$1,293,285	$54,500	$11,990
NexPoint Credit Strategies Fund (Registered Investment Companies)	—	—	14,154	—	—	1,151	15,305	664	551

Total	—	$—	$1,332,864	$—	$—	$(24,274)	$1,308,590	$55,164	$12,541

Note 11. New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Investment Adviser has implemented the applicable requirements into this report.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures

to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

102	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Highland Funds II:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Global Allocation Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (the Funds), each a series of Highland Funds II, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended and the statement of cash flows for the Global Allocation Fund for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2017, and the results of their operations and their cash flows (Global Allocation Fund Only) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 28, 2017

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ADDITIONAL INFORMATION

September 30, 2017	Highland Funds II

Tax Information

For the fiscal year ended September 30, 2017, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)
Global Allocation Fund	$—	—%	44.41%	42.43%
Premier Growth Equity Fund	35,694,222	—	—	—
Small-Cap Equity Fund	2,229,639	—	72.69	75.81
Total Return Fund	181,506	—	12.25	28.28
Tax Exempt Fund	—	100.00	—	—
Fixed Income Fund	—	—	4.92	8.91

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2017 through September 30, 2017, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

104	Annual Report

ADDITIONAL INFORMATION (continued)

September 30, 2017	Highland Funds II

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Highland Global Allocation Fund
Actual Fund Return
Class A	$1,000.00	$983.50	1.84%	$9.15
Class C	1,000.00	979.90	2.65%	13.15
Class Y	1,000.00	985.30	1.62%	8.06
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.50	1.84%	$9.30
Class C	1,000.00	1,015.74	2.65%	13.36
Class Y	1,000.00	1,020.91	1.62%	8.19
Highland Premier Growth Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,103.30	1.22%	$6.43
Class C	1,000.00	1,099.20	1.97%	10.37
Class Y	1,000.00	1,104.90	0.97%	5.12
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,018.95	1.22%	$6.17
Class C	1,000.00	1,015.19	1.97%	9.95
Class Y	1,000.00	1,020.21	0.97%	4.91
Highland Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,018.00	1.78%	$9.00
Class C	1,000.00	1,013.80	2.53%	12.77
Class Y	1,000.00	1,019.70	1.53%	7.75
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,016.14	1.78%	$9.00
Class C	1,000.00	1,012.38	2.53%	12.76
Class Y	1,000.00	1,017.40	1.53%	7.74
Highland Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,055.30	1.13%	$5.82
Class C	1,000.00	1,051.80	1.88%	9.67
Class Y	1,000.00	1,057.10	0.85%	4.38
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,019.40	1.13%	$5.72
Class C	1,000.00	1,015.64	1.88%	9.50
Class Y	1,000.00	1,020.81	0.85%	4.31
Highland Tax-Exempt Fund
Actual Fund Return
Class A	$1,000.00	$1,030.10	0.90%	$4.58
Class C	1,000.00	1,026.30	1.65%	8.38
Class Y	1,000.00	1,030.80	0.65%	3.31
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,016.80	1.65%	8.34
Class Y	1,000.00	1,021.81	0.65%	3.29

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September 30, 2017	Highland Funds II

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Highland Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,022.50	0.90%	$4.56
Class C	1,000.00	1,017.90	1.65%	8.35
Class Y	1,000.00	1,023.70	0.65%	3.30
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,016.80	1.65%	8.34
Class Y	1,000.00	1,021.81	0.65%	3.29

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

Approval of Highland Funds II Advisory and Sub-Advisory Agreements

The Trust has retained the Investment Adviser to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Investment Adviser has also retained First Foundation Advisors (the “Sub-Adviser” and, together with the Investment Adviser, the “Advisers”) to serve as sub-adviser to certain Funds pursuant to sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) between the Investment Adviser and the Sub-Adviser with respect to Highland Fixed Income Fund Highland Tax-Exempt Fund, and Highland Total Return Fund. The Agreements were approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Agreements continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At an in-person meeting held on August 17, 2017, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreements for a one-year period commencing November 1, 2017 with respect to each Fund. The primary purpose of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreements, and to request any additional information they considered reasonably necessary for their deliberations.

At a meeting held on September 14-15, 2017, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreements for a one-year period commencing on November 1, 2017. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Advisers, various information and written materials in connection with meetings of the Board of Trustees held on August 17, 2017 and September 14-15, 2017, including: (1) information regarding the financial soundness of the Advisers and the profitability of the Agreements to the Advisers; (2) information on the advisory and compliance personnel of the Advisers, including compensation arrangements; (3) information on the internal compliance procedures of the Advisers; (4) comparative information showing how the Funds’ fees and operating expenses compare to those of other accounts of the Advisers and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Funds; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Advisers. After the August 17, 2017 meeting, the Trustees requested that the Advisers provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to each Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Agreements, the detailed information provided by the Advisers and other relevant

106	Annual Report

ADDITIONAL INFORMATION (continued)

September 30, 2017	Highland Funds II

information and factors. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Advisers.

The Board of Trustees considered the portfolio management services to be provided by the Advisers under the Agreements and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Advisers. The Trustees also reviewed and discussed information regarding the Advisers’ compliance policies, procedures and personnel, including portfolio manager compensation arrangements. With regard to each Fund for which the Investment Adviser has retained the Sub-Adviser, the Trustees also considered: the services to be provided by the Investment Adviser with respect to the supervision of the Sub-Adviser, including a review of the performance of the Sub-Adviser of its obligations to the applicable Fund; a review of the Sub-Adviser’s investment performance in respect of each applicable Fund; a review and consideration of any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and making appropriate reports to the Trustees; a review and consideration of any changes in the ownership or senior management of the Sub-Adviser and making appropriate reports to the Trustees; and recommendations of the Investment Adviser with respect to the continued retention of the Sub-Adviser or the replacement of the Sub-Adviser. The Trustees concluded that the Advisers had the quality and depth of personnel and investment methods essential to performing their duties under the Agreements, and that the nature and the quality of such advisory services were satisfactory.

The Advisers’ historical performance in managing the Funds.

The Board of Trustees reviewed the historical performance of each Fund over various time periods and reflected on previous discussions regarding matters bearing on the

Advisers’ performance at its meetings throughout the year. With respect to each Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. With respect to each Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement(s) relating to that Fund for an additional one-year period.

In the case of each Fund that had performance that lagged, as applicable, the performance of its Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Advisers relating to the attribution of performance results for each such Fund, including information that demonstrated that such Fund’s underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable under the circumstances prevailing at the time and consistent with the applicable Fund’s investment objective and policies.

With respect to each Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Agreements.

The costs of the services to be provided by the Advisers and the profits to be realized by the Advisers and their affiliates from their relationship with the Funds.

The Board of Trustees also gave consideration to the fees payable under the Agreements, the expenses the Advisers incur in providing advisory services and the profitability to the Advisers from managing the Funds, including: (1) information regarding the financial condition of the Advisers; (2) information regarding the total fees and payments received by the Advisers for their services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of the Funds versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds; (4) information regarding the total fees and payments received and the related amounts waived and/or

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September 30, 2017	Highland Funds II

reimbursed by the Investment Adviser for providing administrative services with respect to certain of the Funds under separate agreements and whether such fees are appropriate; and (5) with respect to those Funds that are sub-advised, the fact that: (a) the fees payable to the Investment Adviser would be reduced by amounts payable to the Sub-Adviser for a given period; (b) the Investment Adviser supervised the Sub-Adviser; and (c) certain investment advisory services to each sub-advised Fund are provided by the Investment Adviser. The Trustees also considered the so-called “fall-out benefits” to the Advisers with respect to the Funds, such as the reputational value of serving as Investment Adviser or Sub-Adviser, as applicable, to the Funds, potential fees paid to the Advisers’ affiliates by a Fund or portfolio companies for services provided, including administrative services provided to certain Funds by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Funds in affiliated funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions, and, with respect to certain Funds that invest in one or more other funds in the Highland fund complex, the fees paid to the Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser and Sub-Adviser with respect to the Agreements were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees considered the respective asset levels of the Funds over time and historical net expenses relative to such asset levels, the information provided by the

Advisers relating to their costs and information comparing the fee rates charged by the Advisers with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and/or Sub-Adviser, as applicable, on the one hand and shareholders of the Funds on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Agreements and their various provisions, it was noted that in considering the approval of the Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreements, including the advisory and sub-advisory fees to be paid to the Advisers are fair and reasonable to the Funds in light of the services that the Advisers provide, the expenses that they incur and the reasonably foreseeable asset levels of the Funds.

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ADDITIONAL INFORMATION (continued)

September 30, 2017	Highland Funds II

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 at Cairn University.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

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September 30, 2017	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	25	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

110	Annual Report

ADDITIONAL INFORMATION (continued)

September 30, 2017	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

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September 30, 2017	Highland Funds II

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

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ADDITIONAL INFORMATION (continued)

September 30, 2017	Highland Funds II

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/1959)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Floating Rate Opportunities Fund (“FRO”) and Highland Global Allocation Fund II (“GAFII”) since August 2017; Principal Executive Officer of HFI and HFII since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., HFI, HFII, FRO, and GAFII since September 2017, Executive Vice President; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of HCM since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017.	Principal Financial Officer and Principal Accounting Officer of FRO, GAFII, NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of FRO and GAFII since August 2017; Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of FRO and GAFII since August 2017; Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at HCM since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of FRO and GAFII since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of HFI, HFII, NexPoint Credit Strategies, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

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September 30, 2017	Highland Funds II

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	Secretary of FRO, GAFII, HFI and HFII since October 2017; Assistant Secretary of FRO and GAFII from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, FRO, GAFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $880,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and the possibility that he may provide consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation and the Funds’ code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

114	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612-0145

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Global Allocation Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Tax-Exempt Fund, and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling

1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	115

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Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds II	Annual Report, September 30, 2017

www.highlandfunds.com	HFII-AR-09/17

Highland Energy MLP Fund

Annual Report

September 30, 2017

Highland Energy MLP Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Energy MLP Fund

Performance Overview

For the twelve-month period ending on September 30, 2017, the Highland Energy MLP Fund (the “Fund”) returned -10.35% for Class A shares, -11.26% for Class C shares, and -10.32% for Class Y shares. The Alerian MLP Index, the Fund’s benchmark, returned -3.70%, and the Fund’s Morningstar category average returned -2.53% during the same period.

Manager’s Discussion

During the period, the Fund was primarily invested in limited and general partnership interests of master limited partnerships (MLPs) engaged in the processing, transportation, and storage of oil, natural gas, natural gas liquids, and refined products. The Fund’s performance lagged that of its peers due to the use of leverage and the overweighting of certain positions that we believe were disproportionately impacted by the uncertainty over the ultimate direction in crude prices that befell the sector after the first quarter of 2017.

As the energy sector continues to recover, a normalized price for crude continues to be a highly debated topic. Even with the pricing uncertainties, the U.S. oil and gas industry has proven to be resilient, increasing production despite crude prices that have fluctuated between the low-$40 and mid-$50 per barrel range over the past year. U.S. shale crude production is once again near all-time highs, and natural gas production continues to increase. It is our opinion that all of this production will largely rely on MLP infrastructure to access downstream markets, and we believe it is only a matter of time until much of the excess midstream capacity is absorbed. We also believe that MLPs are increasingly taking more conservative approaches to funding future growth, often redirecting a higher proportion of internally generated cash flows towards capital spending needs. We believe increased capacity utilization combined with the impact of these projects will eventually provide investors with the confidence necessary to rerate the sector higher.

While the Fund had positive performance in the first quarter of its fiscal year, the overweighting of certain positions such as Energy Transfer Partners (ETP) and SemGroup (SEMG) negatively impacted Fund performance in the last three quarters of the year. We think both positions are fundamentally attractive. We believe ETP’s underperformance is a result of transitory factors such as concerns over the timing of several pending growth projects and related funding requirements. We think ETP benefits from one of the more attractive asset footprints in the industry and believe the units can outperform as a result of yield compression and the realization of planned cash flow growth. SemGroup came under pressure following the announcement of an acquisition of a Gulf Coast fuel terminal. While the acquisition has strategic benefits and should improve SEMG’s cash flow stability, the acquisition increases leverage and created an equity overhang on SEMG’s shares. We believe that SEMG remains attractive.

The Fund continues to implement leverage and, as described above, remains positioned around holdings that we believe will benefit disproportionately from further normalization in the commodity price environment as well as those whose fundamental value is believed to be underappreciated by the broader market.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2017	Highland Energy MLP Fund

Highland Energy MLP Fund - Class A

Growth of Hypothetical $10,000 Investment

	Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended September 30, 2017	-10.35%	-15.48%	-11.26%	-12.07%	-10.32%	n/a
Five Year	-10.20%	-11.26%	-10.85%	-10.85%	-10.04%	n/a
Ten Year	n/a	n/a	n/a	n/a	n/a	n/a
Since Inception:	-7.26%	-8.20%	-7.92%	-7.92%	-7.07%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The gross expense ratios as reported in the Fund’s financial highlights are Class A: 6.31%, Class C: 7.06% and Class Y: 6.06%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund. The Expense Cap will continue through at least January 31, 2018. Performance results reflect any contractual waivers and/ or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

The Fund’s investments in MLPs involve additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that a limited partner could lose its tax status as a partnership which could reduce or eliminate distributions paid by MLPs to the Fund. Additional management fees and other expenses are associated with investing in MLP funds. The Fund is subject to certain MLP tax risks and risks associated with accounting for its deferred tax liability which could materially reduce its net asset value. An investment in the Fund is not entitled to the same tax benefits as a direct investment in an MLP. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities. Investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

The Fund is organized as a Subchapter “C” Corporation which means that it will pay federal, income taxes at a corporate rate (currently as high as 35%) as well as state and local taxes based on its taxable income. The potential benefit of investing in MLPs generally is their treatment as partnerships for federal income purposes. Because the Fund is a corporation, it will be taxed at the Fund level, which will reduce the amount of cash available for distribution and the Fund’s net asset value. A significant portion of the Fund’s distributions may be tax deferred return of capital (ROC), which reduces a shareholder’s cost basis in its shares and therefore increases any gain or decreases any loss realized when the shares are sold.

Mutual fund investing involves risk, including the possible loss of principal.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

2	Annual Report

FUND PROFILE (unaudited)

As of September 30, 2017	Highland Energy MLP Fund

Objective

Highland Energy MLP Fund (the “Fund”) seeks to provide investors with current income and capital appreciation.

Net Assets as of September 30, 2017

$27.5 million

Portfolio Data as of September 30, 2017

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Top 10 Holdings as of 09/30/2017 (%)(1)
Energy Transfer Equity LP (Master Limited Partnerships)	11.0
Targa Resources Corp. (Common Stocks)	10.7
Energy Transfer Partners LP (Master Limited Partnerships)	10.3
Enterprise Products Partners LP (Master Limited Partnerships)	9.9
SemGroup Corp. (Common Stocks)	9.3
Williams Partners LP (Master Limited Partnerships)	8.0
Western Gas Equity Partners LP (Master Limited Partnerships)	7.8
EnLink Midstream Partners LP (Master Limited Partnerships)	7.4
Williams Cos., Inc. (The) (Common Stocks)	7.3
MPLX LP (Master Limited Partnerships)	7.2

(1)	Holdings are calculated as a percentage of net assets.

Annual Report	3

FINANCIAL STATEMENTS

September 30, 2017	Highland Energy MLP Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non- investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of September 30, 2017	Highland Energy MLP Fund

Shares		Value ($)

Common Stocks - 38.1%

ENERGY (a) - 38.1%
43,479	EnLink Midstream LLC	750,013
60,624	Kinder Morgan, Inc.	1,162,768
48,964	Plains GP Holdings LP, Class A	1,070,843
88,479	SemGroup Corp., Class A	2,543,771
62,200	Targa Resources Corp.	2,942,060
66,655	Williams Cos., Inc. (The)	2,000,316

		10,469,771

	Total Common Stocks (Cost $14,000,687)	10,469,771

Master Limited Partnerships - 95.8%

ENERGY (a) - 95.8%
39,466	Andeavor Logistics LP	1,975,668
50,402	Boardwalk Pipeline Partners LP	740,910
31,078	Crestwood Equity Partners LP	758,303
173,305	Energy Transfer Equity LP	3,012,041
154,516	Energy Transfer Partners LP	2,826,098
120,611	EnLink Midstream Partners LP	2,021,440
104,538	Enterprise Products Partners LP	2,725,306

Shares		Value ($)

ENERGY (continued)
25,727	EQT Midstream Partners LP	1,928,753
56,594	MPLX LP	1,981,356
115,297	NGL Energy Partners LP	1,331,680
10,521	Plains All American Pipeline LP	222,940
28,159	Shell Midstream Partners LP	783,947
29,059	Suburban Propane Partners LP	758,149
27,970	Sunoco LP	869,867
52,163	Western Gas Equity Partners LP	2,148,072
56,681	Williams Partners LP	2,204,891

		26,289,421

	Total Master Limited Partnerships (Cost $31,193,389)	26,289,421

Total Investments - 133.9%		36,759,192

(Cost $45,194,076)
Other Assets & Liabilities, Net - (33.9)%		(9,302,627)

Net Assets - 100.0%		27,456,565

(a)	All or part of this list of securities is pledged as collateral for the credit facility with Bank of New York Mellon. The market value of all securities pledged as collateral was $36,759,192.

See Glossary on page X for abbreviations along with accompanying Notes to Financial Statements.	5

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2017	Highland Energy MLP Fund

($)
Assets
Investments, at value	36,759,192

Total Investments, at value	36,759,192
Cash	922,940
Receivable for:
Interest	88
Fund shares sold	71,773
Net deferred tax asset (Note 5)	1,266,991
Prepaid expenses and other assets	25,319

Total assets	39,046,303

Liabilities
Notes payable (Note 6)	11,490,000
Payable for:
Fund shares redeemed	1,268
Interest expense and commitment fees (Note 6)	2,830
Trustees’ fees	9
Distribution and shareholder service fees (Note 7)	693
Transfer agent fees	2,779
Interest expense and commitment fee payable (Note 6)	35,671
Accrued expenses and other liabilities	56,488

Total liabilities	11,589,738

Commitments and Contingencies (Note 7)

Net Assets	27,456,565

Net Assets Consist of:
Par value (Note 1)	6,874
Paid-in capital	62,641,938
Accumulated net investment income (loss), net of income taxes	(2,707,754)
Accumulated net realized loss from investments, net of income taxes	(25,863,321)
Net unrealized appreciation (depreciation) on investments, net of income taxes	(6,621,172)

Net Assets	27,456,565

Investments, at cost	45,194,076

Class A:
Net assets	3,100,361
Shares outstanding ($0.001 par value; unlimited shares authorized)	773,047
Net asset value per share(a)(b)	4.01
Maximum offering price per share(c)	4.25

Class C:
Net assets	3,626,753
Shares outstanding ($0.001 par value; unlimited shares authorized)	907,972
Net asset value and offering price per share(a)	3.99

Class Y:
Net assets	20,729,451
Shares outstanding ($0.001 par value; unlimited shares authorized)	5,193,230
Net asset value, offering and redemption price per share	3.99

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

6	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2017	Highland Energy MLP Fund

($)
Investment Income
Income:
Dividends and distributions	3,111,586
Interest	299
Return of capital (Note 2)	(2,802,152)
Other income	105

Total Income	309,838

Expenses:
Investment advisory (Note 7)	456,646
Administration fees (Note 7)	91,329
Distribution and shareholder service fees: (Note 7)
Class A	10,899
Class C	38,205
Transfer agent fees	18,758
Trustees fees (Note 7)	6,471
Accounting services fees	26,501
Audit and tax preparation fees	105,246
Legal fees	27,447
Registration fees	46,833
Insurance	5,376
Reports to shareholders	28,555
Interest expense and commitment fees-credit agreement (Note 6)	314,487
Tax expense	3,275
Deferred tax expense (Note 5)	974,040
Other	5,474

Total operating expenses before waiver and reimbursement (Note 7)	2,159,542
Less: Expenses waived or borne by the adviser and administrator	(468,255)

Net operating expenses	1,691,287

Net investment loss	(1,381,449)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	(8,622,167)
Deferred tax benefit (Note 5)	1,014,648

Change in unrealized appreciation (depreciation) on:
Investments	6,311,054
Deferred tax expense (Note 5)	(831,810)

Net realized and unrealized gain (loss) on investments and deferred taxes	(2,128,275)

Total decrease in net assets resulting from operations	(3,509,724)

See accompanying Notes to Financial Statements.	7

STATEMENTS OF CHANGES IN NET ASSETS

Highland Energy MLP Fund

	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(1,381,449)	(691,599)
Net realized gain (loss) on investments, net of income taxes	(7,607,519)	(17,464,564)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, net of income taxes	5,479,244	11,853,333

Net decrease from operations	(3,509,724)	(6,302,830)

Distributions to shareholders from:
Return of Capital
Class A	(408,274)	(645,772)
Class C	(344,737)	(287,791)
Class R*	—	(414)
Class Y	(2,425,133)	(2,299,350)

Total distributions	(3,178,144)	(3,233,327)

Decrease in net assets from operations and distributions	(6,687,868)	(9,536,157)

Share transactions:
Proceeds from sale of shares
Class A	2,294,254	2,355,352
Class C	1,734,106	3,733,065
Class Y	4,511,471	7,163,672
Value of distributions reinvested
Class A	385,749	533,091
Class C	331,432	262,038
Class R*	—	414
Class Y	2,416,508	2,279,563
Cost of shares redeemed
Class A	(4,593,043)	(4,289,095)
Class C	(1,463,716)	(2,004,236)
Class R*	—	(14,838)
Class Y	(7,005,478)	(5,773,382)

Net increase (decrease) from shares transactions	(1,388,717)	4,245,644

Total decrease in net assets	(8,076,585)	(5,290,513)

Net Assets
Beginning of period	35,533,150	40,823,663

End of period	27,456,565	35,533,150

Accumulated net investment loss	(2,707,754)	(1,326,305)

*	Class R Shares liquidated on March 15, 2016.

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Energy MLP Fund

	Year Ended September 30, 2017 ($)	Year Ended September 30, 2016 ($)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	482,596	517,928
Issued for distribution reinvested	84,950	117,798
Shares redeemed	(983,069)	(901,374)

Net decrease in fund shares	(415,523)	(265,648)

Class C:
Shares sold	375,312	769,837
Issued for distribution reinvested	73,612	61,094
Shares redeemed	(309,152)	(447,104)

Net increase in fund shares	139,772	383,827

Class R:*
Issued for distribution reinvested	—	93
Shares redeemed	—	(2,932)

Net increase (decrease) in fund shares	—	(2,839)

Class Y:
Shares sold	1,055,255	1,489,388
Issued for distribution reinvested	542,420	522,223
Shares redeemed	(1,656,057)	(1,111,285)

Net increase (decrease) in fund shares	(58,382)	900,326

*	Class R Shares liquidated on March 15, 2016.

See accompanying Notes to Financial Statements.	9

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2017	Highland Energy MLP Fund

($)
Cash Flows Used for Operating Activities:
Net decrease in net assets resulting from operations	(3,509,724)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(3,523,424)
Proceeds from disposition investment securities from unaffiliated issuers	9,695,507
Proceeds from return of capital distributions	2,802,152
Net realized loss on investments	8,622,167
Net change in unrealized appreciation on investments	(6,311,054)
Decrease in receivable for net deferred tax asset	791,202
Decrease in restricted cash	181
Decrease in receivable for dividends and interest	89
Decrease in investment advisory and administration fees receivable	3,614
Decrease in prepaid and other assets	593
Increase in payable to trustees’ fees	9
Increase in payables for investment advisory and administration fees	2,830
Decrease in payable for distribution and shareholder service fees	(6)
Decrease in payable to transfer agent fees	(298)
Decrease in payable for interest expense and commitment fees	(4,617)
Decrease in accrued expenses and other liabilities	(26,282)

Net cash flow provided by operating activities	8,542,939

Cash Flows Used in Financing Activities:
Decrease in notes payable	(3,239,822)
Distributions paid in cash	(44,455)
Payments on shares redeemed	(13,067,720)
Proceeds from shares sold	8,488,935

Net cash flow used in financing activities	(7,863,062)

Net increase in Cash	679,877

Cash:
Beginning of period	243,063

End of period	922,940

Supplemental disclosure of cash flow information:
Reinvestment of distributions	3,133,689

Cash paid during the period for interest and commitment fees	319,104

Cash paid during the period for taxes	3,275

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$4.94	$6.58	$12.17	$10.32	$10.98
Income from Investment Operations:
Net investment loss(a)	(0.21)	(0.11)	(0.12)	(0.13)	(0.08)
Net realized and unrealized gain/(loss)	(0.27)	(1.03)	(4.94)	2.52	1.06

Total income from investment operations	(0.48)	(1.14)	(5.06)	2.39	0.98
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.09)	(1.32)
From return of capital	(0.45)	(0.50)	(0.53)	(0.45)	(0.32)

Total distributions declared to shareholders	(0.45)	(0.50)	(0.53)	(0.54)	(1.64)
Net Asset Value, End of Period(b)	$4.01	$4.94	$6.58	$12.17	$10.32
Total Return(b)(c)	(10.35)%	(15.98)%	(43.12)%	23.83%	10.07%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$3,100	$5,875	$9,575	$2,758	$38
Gross operating expenses(e)(f)	6.31%	10.23%	(7.83)%	10.60%	26.30%
Net investment income/(loss), net of income taxes(f)	(3.89)%	(7.18)%	8.76%	(8.65)%	(0.74)%
Portfolio turnover rate	8%	49%	33%	40%	177%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013
Gross operating expenses excluding income tax expense/(benefit)	3.82%	4.01%	2.05%	3.02%	20.12%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable, but gross of all other operating expenses)	2.35%	2.18%	1.65%	1.45%	1.24%
Interest expense and commitment fees	0.99%	0.79%	0.29%	—	—
Dividends and fees on securities sold short	—	—	—	—	—

(f)	Calculation includes the impact of deferred tax expense/benefit.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$4.93	$6.56	$12.16	$10.34	$10.96
Income from Investment Operations:
Net investment loss(a)	(0.24)	(0.14)	(0.19)	(0.20)	(0.18)
Net realized and unrealized gain/(loss)	(0.28)	(1.02)	(4.94)	2.52	1.10

Total income from investment operations	(0.52)	(1.16)	(5.13)	2.32	0.92
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.08)	(1.22)
From return of capital	(0.42)	(0.47)	(0.47)	(0.42)	(0.32)

Total distributions declared to shareholders	(0.42)	(0.47)	(0.47)	(0.50)	(1.54)
Net Asset Value, End of Period(b)	$3.99	$4.93	$6.56	$12.16	$10.34
Total Return(b)(c)	(11.26)%	(16.49)%	(43.55)%	23.02%	9.42%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$3,627	$3,788	$2,523	$491	$20
Gross operating expenses(e)(f)	7.06%	10.98%	(7.08)%	11.27%	26.79%
Net investment income/(loss), net of income taxes(f)	(4.60)%	(7.93)%	8.02%	(9.24)%	(1.68)%
Portfolio turnover rate	8%	49%	33%	40%	177%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013
Gross operating expenses excluding income tax expense/(benefit)	4.57%	4.76%	2.80%	3.69%	20.61%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable, but gross of all other operating expenses)	3.10%	2.93%	2.40%	2.10%	2.17%
Interest expense and commitment fees	0.99%	0.79%	0.29%	—	—
Dividends and fees on securities sold short	—	—	—	—	—

(f)	Calculation includes the impact of deferred tax expense/benefit.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$4.93	$6.60	$12.21	$10.34	$10.99
Income from Investment Operations:
Net investment loss(a)	(0.19)	(0.10)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain/(loss)	(0.28)	(1.06)	(4.97)	2.52	1.11

Total income from investment operations	(0.47)	(1.16)	(5.06)	2.44	1.04
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	(0.09)	(1.37)
From return of capital	(0.47)	(0.51)	(0.55)	(0.48)	(0.32)

Total distributions declared to shareholders	(0.47)	(0.51)	(0.55)	(0.57)	(1.69)
Net Asset Value, End of Period(b)	$3.99	$4.93	$6.60	$12.21	$10.34
Total Return(b)(c)	(10.32)%	(16.14)%	(43.01)%	24.25%	10.62%
Ratios to Average Net Assets(d):
Net assets, end of period (in 000’s)	$20,729	$25,870	$28,707	$29,741	$3,392
Gross operating expenses(e)(f)	6.06%	9.98%	(8.08)%	10.26%	17.43%
Net investment income/(loss), net of income taxes(f)	(3.61)%	(6.93)%	9.01%	(8.68)%	(0.71)%
Portfolio turnover rate	8%	49%	33%	40%	177%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,
	2017	2016	2015	2014	2013
Gross operating expenses excluding income tax expense/(benefit)	3.57%	3.76%	1.80%	2.68%	11.25%
Net operating expenses (net of waiver/reimbursement and excluding income tax expense/(benefit), if applicable, but gross of all other operating expenses)	2.10%	1.93%	1.40%	1.10%	1.20%
Interest expense and commitment fees	0.99%	0.79%	0.29%	—	—
Dividends and fees on securities sold short	—	—	—	—	—

(f)	Calculation includes the impact of deferred tax expense/benefit.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

September 30, 2017	Highland Energy MLP Fund

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises seven portfolios that are currently being offered including the Highland Energy MLP Fund (“the Fund”). The other portfolios are reported separately from the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Y Shares. The Fund previously offered Class R shares to investors, but this share class was liquidated March 15, 2016.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%.

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment.
Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2017, the Fund’s investments consisted of common stocks and master limited partnerships. If applicable, the fair values of the Fund’s common stocks and master limited partnerships that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2017, there were no transfers between levels. A summary of the inputs used to value the Fund’s assets as of September 30, 2017 is as follows:

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks(1)	$10,469,771	$10,469,771	$—	$—
Master Limited Partnerships(1)	26,289,421	26,289,421	—	—

Total	$36,759,192	$36,759,192	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of identified cost for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Partnership Accounting Policy

The Fund records its pro rata share of the income (loss) and capital gains (losses) allocated from the underlying partnerships, determines the amount of distributions received from underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations as “Dividends and distributions” and “Return of capital.”

U.S. Federal Income Tax Status

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, and thus will pay entity-level taxes as described below. Prior to the Fund’s taxable year ending September 30, 2013, the Fund elected to be treated and qualified annually as a regulated investment company (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Master Limited Partnerships

Master Limited Partnerships, commonly referred to as “MLPs,” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs treated as partnerships under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Income Taxes

Since implementing the Fund’s revised strategy to concentrate in MLP investments, the Fund is no longer eligible for

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

treatment as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund’s MLP investments operate in various state and local jurisdictions.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

In calculating the Fund’s daily NAV, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue, in accordance with GAAP, a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund also will accrue, in accordance with GAAP, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. To the extent the Fund has a net deferred tax asset balance, the Fund may record a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the

Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balance as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material. As of September 30, 2017, the valuation allowance amounted to $12,349,901.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no other significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax assets or liabilities. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax assets or liabilities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund files tax returns in U.S. federal and state jurisdictions. As of September 30, 2017, the Fund is generally no longer subject to income tax examinations by U.S. federal, state, or local tax authorities for calendar years prior to September 30, 2014.

Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended September 30, 2017 the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $2,802,152 of dividends and distributions received from its investments.

Distributions to Shareholders

The Fund intends to make quarterly cash distributions of all or substantially all cash distributions the Fund receives from MLP investments, after allowance for any fund-level taxes to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, the Investment Adviser expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return- of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio (i.e., as between MLP equity securities and other investments, the level of allocations of net income and other tax items to the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in the Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, reduce the Fund’s NAV. In addition, in the discretion of the Fund, the Fund may determine not to make distributions at one or more times during the year, including by reason of potential adverse tax consequences to shareholders.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid.

Additional Derivative Information

The Fund follows authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

For the year ended September 30, 2017, the fund did not have any transactions in derivatives.

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 30% of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street Bank and Trust Company (“State Street”) will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof. During the year ended September 30, 2017, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. These

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

differences include (but are not limited to) differences with respect to the treatment of investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of September 30, 2017, the Fund’s income tax provision consists of the following:

	Current	Deferred	Total
Federal Tax Expense	$—	$743,662	$743,662
State Tax Expense	—	47,540	47,540

Total Tax Expense	$—	$791,202	$791,202

Deferred income taxes reflect (i) taxes on unrealized gains/ (losses), which are attributable to the difference between fair market value and tax basis; (ii) the net tax effects of temporary differences between the carrying amounts of assets and liability for financial reporting purposes and the amounts used for income tax purposes; and (iii) the net tax benefit of net operating losses.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 34% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the period ended September 30, 2017, as follows:

2017
Tax at U.S. federal statutory income tax rate	34.000%
State income taxes, net of federal benefit	2.174
Dividends received deduction	6.867
Return to provision	(4.293)
Change in valuation allowance	(68.291)
Other	0.439

Effective Income Tax Rate	(29.104)%

For the period ended September 30, 2017, the Fund’s effective tax rate of (29.104)% was less than the combined federal and state tax rate of 36.17% due in large part to the change in valuation allowance.

As of September 30, 2017, significant components of the Fund’s net deferred tax assets were as follows:

Total
Net unrealized losses (gains) on investments	$3,978,717
Net operating loss carryforward	2,398,866
Capital loss carryforward	8,846,750

Total deferred tax assets	15,224,333

Valuation allowance	(12,349,901)

Total DTA, net of valuation allowance	2,874,432

Deferred tax liability: unrealized ordinary income	(1,607,441)

Total DTA, net of Deferred Tax Liability	$1,266,991

As of September 30, 2017, the Fund has tax attributes that carry forward for varying periods. The Fund’s federal net operating loss carryforward of $6,631,557 predominately originated during 2014 — 2017. The federal net operating losses generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. The Fund’s federal net operating losses will begin to expire in 2034 if they are not utilized. The Fund has state net operating losses of $3,170,726 (net of estimated state apportionment) that can reduce the Fund’s state taxable income and will begin to expire in 2024 if they are not utilized. The Fund’s capital losses of $24,456,439 originated in 2014 — 2017. The net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. The Fund has recorded a partial valuation allowance in connection with federal and state net operating loss carryforwards (as discussed below) and a full valuation in connection with the capital loss carryforwards. The Fund Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under ASC 740. In analyzing the potential need for a valuation allowance, the Fund considered the fact that it has incurred a cumulative loss over the three-year period ended September 30, 2017. A significant portion of the Fund’s net pre-tax losses related to unrealized depreciation of investments that arose during the 2015 and 2016 fiscal years as a result of decline in the overall financial, commodity and MLP markets.

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

The balance of the deferred tax asset, net of valuation allowance, is made up of two components. The first is the tax effected unrealized losses on the Fund’s investments in C-corporations. When assessing the recoverability of its deferred tax asset, significant weight was given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Due to the tax treatment of the Fund’s partnership investments, Management has been able to forecast future taxable income of the appropriate character from those investments. This expected taxable income is more likely than not sufficient to realize the benefit of a portion of the tax basis in unrealized losses of the investments in C-corporations equal to the book unrealized balance in those investments, which is tracked daily in conjunction with the Fund’s NAV. Recovery of this portion of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The second component represents net operating losses which are offset by the unrealized ordinary income under Section 751 of the Code that is measurable for the Fund’s open partnership investments. This amount is reflected as a deferred tax liability in the above table. The valuation allowance increased approximately $2,510,000 from September 30, 2016 as a result of changes in unrealized values of the Fund’s assets, realized losses, net and operating losses, and the Investment Adviser’s estimate of measurable Section 751 unrealized ordinary income.

The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of the balance of the deferred tax asset and would likely result in additional valuation allowance. If additional valuation allowance is required to reduce the balance of the deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The tax character of distributions paid during the period/year ended September 30, 2017 and September 30, 2016 was as follows:

Year	Return of Capital	Ordinary Income
2017	$3,178,144	$—
2016	3,233,327	—

Unrealized appreciation and depreciation as of September 30, 2017, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) Before Tax	Net Appreciation/ (Depreciation) After Tax	Cost(1)
$1,022,208	$12,017,380	$(10,995,172)	$(7,017,833)	$47,754,364

(1)	Cost is reflected net of estimated unrealized Section 751 ordinary income of $4,443,697 within the Fund’s partnership positions.

Note 6. Credit Agreement

On March 2, 2016 the Fund entered into a Master Margin Loan Agreement (the “Agreement”) with The Bank of New York Mellon that expires on February 28, 2018. Interest is charged to the Fund based on its borrowings at a rate equal to LIBOR plus 1.10%. In addition, the Fund pays a commitment fee of 0.40% on any undrawn amount. Included in the Statement of Operations is $314,487 of interest expense and commitment fees. As of September 30, 2017, the Fund had an outstanding balance of $11,490,000 under the Agreement. The fair value of the outstanding debt under the Agreement was estimated to be $11,548,436, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 1.60% over the 5 month risk free rate. For the year ended September 30, 2017, the Fund’s average daily note balance was $13,818,986 at a weighted average interest rate of 1.97% for the days outstanding.

Note 7. Transactions with Affiliates & Expenses Incurred by the Fund

Investment Advisory and Administration Fees

For its investment advisory and administrative services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with the Investment Adviser for the period ended September 30, 2017 was 1.00%.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales,

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2018, and may not be terminated prior to this date without the action or consent of the Board.

Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement. On September 30, 2017, the amount subject to possible future recoupment under the Fund’s expense limitation agreement were as follows:

	Expiring during Fiscal Years Ending September 30,
Fund	2018	2019	2020
Highland Energy MLP Fund	$101,941	$458,560	$381,492

During the year ended September 30, 2017, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $156,187 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

The Investment Adviser provides administrative services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. During the period ended September 30, 2017, the Investment Adviser waived $86,763 in administrative fees for the Fund. This administration fee waiver is voluntary and is subject to termination at any time by the Investment Adviser without notice.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment and the possibility that he may provide consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund treats Mr. Powell as an “interested person” of the Fund for all purposes other than compensation and the Trust’s code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. The Plan requires the payment of a monthly service fee to Highland Capital Funds Distributor, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. In addition, the Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A shares. The Fund is not currently authorized by the Board to pay such fees but may at any time without shareholder approval. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee.

The Underwriter received $2,535 of front end sales charges from the sale of Class A shares and $1,150 in contingent deferred sales charges from the redemption of Class C shares of the Fund during the year ended September 30, 2017.

Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017	Highland Energy MLP Fund

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the risk that the counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Industry Concentration Risk

Industry Concentration Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Leverage Risk

Leverage risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

MLP Risk

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

MLP Tax risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Note 9. Investment Transactions Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2017, were as follows:

Other Securities
Purchases	Sales
$3,523,424	$9,694,490

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (concluded)

September 30, 2017	Highland Energy MLP Fund

Note 10. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at September 30, 2017 were:

Number	% of Fund Held
3	75.07%

Investment activities of these shareholders, including redemptions, could have a material impact on the Fund and remaining shareholders.

Note 11. New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017, and the Fund has implemented the applicable requirements into these financial statements.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment

Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Dis- closures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

24	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Funds II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Energy MLP Fund, a series of Highland Funds II, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland Energy MLP Fund as of September 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston Massachusetts

November 28, 2017

Annual Report	25

ADDITIONAL INFORMATION (unaudited)

September 30, 2017	Highland Energy MLP Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2017 through September 30, 2017, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Annualized Expense Ratio(1)	Expenses Paid During the Period(1)
Highland Energy MLP Fund
Actual Fund Return
Class A	$1,000.00	$813.20	8.95%	$40.68
Class C	1,000.00	809.30	9.65%	43.77
Class Y	1,000.00	815.30	8.65%	39.36
Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$974.88	8.95%	$44.43
Class C	1,000.00	977.64	9.65%	47.82
Class Y	1,000.00	982.35	8.65%	42.97

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/365).

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

Approval of Highland Funds II Advisory Agreement (MLP Fund)

The Trust has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement was approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At an in-person meeting held on August 17, 2017, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreement for a one-year period commencing November 1, 2017 with respect to the Fund. The primary purpose of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At a meeting held on September 14-15, 2017, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement for a one-year period commencing on November 1, 2017. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 17, 2017 and September 14-15, 2017, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds that follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 17, 2017 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Agreements, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the continuation of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophy and process of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Trustees

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. With respect to the Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Advisory Agreement for an additional one-year period.

Although the Fund’s performance lagged that of its Morningstar peer group median, category median and benchmark for certain periods, the Trustees considered that the Fund had outperformed its benchmark, the Morningstar peer group median and category median for the one-year period ended June 30, 2017. The Trustees further considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that the Fund’s historical underperformance was driven by leverage and attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

The Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from its relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Advisory Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to that of the Fund and (b) the expense ratio of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to that of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment

Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to investments in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable. The Trustees also took into consideration that the Investment Adviser agreed to waive fees and/or reimburse expenses to cap the total annual fund operating expenses.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to its costs and also information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the Fund’s fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 at Cairn University.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012.	25	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (January 2014 to April 2016); Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

(a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2017	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/1959)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Floating Rate Opportunities Fund (“FRO”) and Highland Global Allocation Fund II (“GAFII”) since August 2017; Principal Executive Officer of HFI and HFII since December 2015; President of Highland Capital Funds Distributor, Inc. (“HCFD”) since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., HFI, HFII, FRO, and GAFII since September 2017, Executive Vice President; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of HCM since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017.	Principal Financial Officer and Principal Accounting Officer of FRO, GAFII, NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of FRO and GAFII since August 2017; Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, HFI, HFII, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of FRO and GAFII since August 2017; Assistant Treasurer of HFI, HFII, NHF, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since March 2017; Chief Accounting Officer at HCM since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of FRO and GAFII since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of HFI, HFII, NexPoint Credit Strategies, NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund since September 2015; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2017	Highland Energy MLP Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	Secretary of FRO, GAFII, HFI and HFII since October 2017; Assistant Secretary of FRO and GAFII from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII, FRO, GAFII, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund, NexPoint Healthcare Opportunities Fund, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of September 30, 2017, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $880,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and the possibility that he may provide consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation and the Funds’ code of ethics (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

Annual Report	35

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Energy MLP Fund. The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

36	Annual Report

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Energy MLP Fund	Annual Report, September 30, 2017

www.highlandfunds.com	HFII-MLP-AR-0917

Item 2. Code of Ethics.

(a) Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit and Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $394,600 for the fiscal year ended September 30, 2016 and $409,000 for the fiscal year ended September 30, 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $90,800 for the fiscal year ended September 30, 2016 and $91,000 for the fiscal year ended September 30, 2017. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $35,500 for the fiscal year ended September 30, 2016 and $32,975 for the fiscal year ended September 30, 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $16,224 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2017. Amounts billed for the fiscal year ended September 30, 2016 related to an engagement of the principal accountant to assess aspects of the valuation process of each series of the Registrant (each series, a “Fund”).

(e)(1) Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years was $51,724 for the fiscal year ended September 30, 2016 and $32,975 for the fiscal year ended September 30, 2017.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: December 6, 2017

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: December 6, 2017